UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Schedule 14A Information
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.     )
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CME GROUP INC.
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Dear Shareholders,
CME Group marked our strongest year in history in 2023 as escalating economic uncertainties drove global demand for our futures and options products to new highs.

Amid stubborn inflation, the rising cost of capital, increasing geopolitical tensions and shifting perceptions around central bank policies, investors relied on our deep market liquidity to manage their business risks across asset classes, while benefiting from the unique efficiencies we provide through our portfolio- and cross-margining programs.

Given these market dynamics, we hit an all-time daily volume record of more than 66 million contracts on March 13. Our average daily volume for the year also increased 5% to a new record of 24.4 million contracts, driven by our robust interest rate complex, options on futures, and growth in agricultural products. Notably, our international business grew considerably, with average daily volume outside the United States reaching a record 6.8 million contracts, up 8% year over year.

This surge of trading activity across the board boosted our total revenue to $5.6 billion, an increase of 11% over 2022. In addition, Q4 marked our tenth consecutive quarter of double-digit adjusted earnings growth.

In turn, based on our strong year-over-year performance, we returned significant capital to shareholders. We declared $3.5 billion in dividends in 2023, including an annual variable dividend of $1.9 billion. In total, CME Group has returned over $24.3 billion to shareholders in the form of dividends since 2012.

Many areas of our business expanded in 2023, particularly in our interest rate complex. With ongoing uncertainty around if, when and how the Federal Reserve would change monetary policy, investors turned to our deep, liquid markets to protect their portfolios and capture opportunities. For example, as the LIBOR transition concluded, we seamlessly converted 7.5 million Eurodollar contracts and $4 trillion in cleared USD LIBOR swaps to SOFR, while reaching record open interest of 60.9 million SOFR contracts by December. At the same time, our leading U.S. Treasury franchise had its strongest year on record as investors navigated ongoing speculation over Federal Reserve monetary policy – with an average daily volume of 6.8 million contracts.

Our options franchise also grew tremendously as options on futures reached a new average daily volume record of 5.1 million contracts, driven in large part by short-dated options. Covering everything from Treasuries to WTI crude oil, these innovative new options contracts enable market participants to more precisely manage volatility arising from headline risk, economic indicators and unexpected events that occur in between traditional options expires. We also introduced several new Micro-sized options across asset classes, adding another precision tool that can help traders of all sizes express their view in key benchmark markets.

Turning to technology, we made significant progress in our migration to Google Cloud. We completed our unified data platform and have already launched new data services and analytics tools for our clients, providing an important foundation from which we will continue to build out to increase access and services for our expanding client base. In 2024, the next phase of our transition will be to migrate our clearing, business information and market regulatory systems to our innovative cloud architecture. Completing the move of those fundamental back-office frameworks will be a critical milestone for this migration allowing us to increase the amount and speed at which other parts of our business can transition.

Without question, CME Group made remarkable progress last year. By maintaining our focus on meeting the risk management and investment needs of global market users, we were able to expand our business to record levels. With ongoing uncertainty in the marketplace, our commitment to building on our achievements and delivering value to our shareholders remains unwavering.

On behalf of the Board and Management Team, we look forward to executing our growth strategy in 2024.

Sincerely,

Terrence A. Duffy
Chairman and
Chief Executive Officer

Notice of 2024 Annual Meeting of Shareholders

Dear Shareholders:
It is our pleasure to invite you to attend the 2024 annual meeting of shareholders of CME Group Inc. The meeting will be held at 10:00 a.m., Central Time, on Thursday, May 9, 2024 in the auditorium at CME Group, located at 20 South Wacker Drive, Chicago, Illinois. If you are unable to attend the meeting, please join the live webcast on our Investor Relations website at https://www.cmegroup.com/investor-relations.html under "Events."
A list of shareholders entitled to vote at the annual meeting will be accessible during the annual meeting.
Shareholders will vote on the following:

ITEM 1	To elect seventeen directors that we refer to as "Equity directors."	DATE & TIME Thursday, May 9, 2024 10:00 a.m. Central Time LOCATION Auditorium at CME Group's headquarters QUESTIONS May be submitted in advance to annualmeeting@cmegroup.com RECORD DATE March 11, 2024
ITEM 2	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2024.
ITEM 3	To approve, by advisory vote, the compensation of our named executive officers.
ITEM 4	To elect three Class B-1 directors, two Class B-2 directors and one Class B-3 director.

Whether or not you plan to attend the annual meeting, we encourage you to read the attached proxy statement and vote your shares as soon as possible. These proxy materials are being made available to shareholders on or around March 18, 2024.
We appreciate your continued confidence in our company and look forward to you joining us on May 9, 2024.
By order of the board of directors,

Terrence A. Duffy Chairman and Chief Executive Officer	Margaret A. Wright Corporate Secretary
Your vote is important. Please read this proxy statement and vote your shares.

TABLE OF CONTENTS

The board of directors of CME Group Inc. (CME Group) is providing this proxy statement in connection with the annual meeting of shareholders to be held on Thursday, May 9, 2024, at 10:00 a.m. Central Time. The terms the "company," "we," "us" and "our" refer to CME Group and its subsidiaries. Shares of our Class A common stock are listed on the Nasdaq Global Select Market (Nasdaq) under the trading symbol "CME." Our principal offices are located at 20 South Wacker Drive, Chicago, Illinois 60606. Our phone number is 312.930.1000.
Further information about CME Group can be found at https://www.cmegroup.com. Information made available on our website does not constitute a part of this proxy statement. Additional information regarding the availability of materials referenced in this proxy statement is available on page 112.

Proxy Statement Summary
Voting matters
At or before the 2024 annual meeting of shareholders, we ask that you vote on the following items:

		Board Recommendation	Page

ITEM 1	Election of Equity directors	FOR each of the nominees	14
ITEM 2	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2024	FOR	52
ITEM 3	Advisory vote of the compensation of our named executive officers	FOR	56

		Nominating and Governance Committee Recommendation	Page

ITEM 4	Election of Class B-1 directors	FOR each of the Class B-1 nominees	58
	Election of Class B-2 directors	FOR each of the Class B-2 nominees	60
	Election of Class B-3 director	FOR the one Class B-3 nominee	61

Ways to vote
Shareholders of record, also referred to as registered shareholders, which are shareholders having an account at Computershare, our transfer agent, have the following ways to cast their vote:

OVER THE INTERNET
You can vote over the Internet at www.proxyvote.com by following the instructions provided in the Notice of Internet Availability of Proxy Materials (Notice) or proxy card. You may vote until 10:59 p.m., Central Time, on Wednesday, May 8, 2024. You will need the 16-digit control number or the unique QR code that appears on your Notice or proxy card when you access the webpage.

BY MAIL If you requested to receive printed proxy materials, you can vote by mail pursuant to instructions provided on the Notice or proxy card. Be sure to allow sufficient time for delivery.

BY PHONE
Registered owners of Class A and Class B shares may vote by calling 1-800-690-6903 (toll free). You will need the 16-digit control number that appears on your Notice or proxy card for each class of shares you are voting.
You may vote until 10:59 p.m., Central Time, on Wednesday, May 8, 2024.

IN PERSON - BY ATTENDING THE ANNUAL MEETING

2024 PROXY STATEMENT	CME GROUP	1

PROXY STATEMENT SUMMARY	TABLE OF CONTENTS
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on Thursday, May 9, 2024: our proxy statement and 2023 annual report are available free of charge on our website at https://www.cmegroup.com/investor-relations.html. Weblinks in this proxy statement are provided for convenience only and information on CME Group's website is not incorporated by reference into this proxy statement.

If you are a registered shareholder of record of Class A and/or Class B shares and cannot locate your 16-digit control number(s), you may contact Broadridge, as our Inspector of Election, to obtain your 16-digit control number(s) by calling 1-866-232-3037 (toll free) or 1-720-358-3640 (Non-U.S. toll free).
You will be asked to provide information to confirm your identity (e.g., name and address for the account) as a CME Group shareholder as of the record date.
You will then be able to use your 16-digit control number(s) to vote over the Internet or by phone as set forth above. Broadridge will not accept votes over the phone during the process of providing control numbers.

What's new in this proxy statement
We continually review our corporate governance and compensation practices with the goal of positioning CME Group to deliver on our commitment to helping clients manage risk and capture new opportunities; fostering a workforce culture rooted in diversity, inclusion, well-being and ongoing development; and generating value for our shareholders. We have included enhanced disclosure in this proxy statement in the following sections and subject matters with the goal of providing better transparency into our practices in support of the voting decisions of our shareholders:

Proxy Statement Summary beginning on page 1	Fall 2023 shareholder engagement initiative including the key feedback themes and our actions taken in response — beginning on page 10	Director nomination and board refreshment initiative beginning on page 16

Board's oversight of succession planning for the Chief Executive Officer and other senior leaders — beginning on page 41	Evaluation process for the board and its committees — beginning on page 43	Impact of performance on the compensation decisions for our named executive officers — beginning on pages 68 and 71

2	CME GROUP	2024 PROXY STATEMENT

TABLE OF CONTENTS	PROXY STATEMENT SUMMARY
2024 board composition (23 nominees)

Name	Age	Director Since	Independent	AC	CHOC	CC	EC	FC	MROC	NGC	RC

Terrence A. Duffy	65	1995					●
Kathryn Benesh	64	2023		■					■
Timothy S. Bitsberger	64	2008				■	■	■	●		■
Charles P. Carey	70	2007				●	■	■		■
Elizabeth A. Cook	63	2015		■		■
Michael G. Dennis	43	2020			■			■
Bryan T. Durkin	63	2020			■						■
Harold Ford Jr.	53	2023						■
Martin J. Gepsman	71	1994			■					■
Larry G. Gerdes	75	2007		■			■	●		■
Daniel R. Glickman	79	2001				■	■			■
William W. Hobert	60	2018			■
Daniel G. Kaye	69	2019		●			■				■
Phyllis M. Lockett	58	2019					■			●	■
Deborah J. Lucas	65	2018		■	■			■	■
Patrick W. Maloney	62	2020									■
Patrick J. Mulchrone	66	2020			■			■
Terry L. Savage	79	2003		■		■
Rahael Seifu	42	2020				■			■
William R. Shepard	77	1997			■						■
Howard J. Siegel	67	2000			●		■				■
Dennis A. Suskind	81	2008		■			■		■	■	●
Robert J. Tierney Jr.	48	2019			■					■
AC - Audit Committee CHOC - Clearing House Oversight Committee CC - Compensation Committee EC - Executive Committee
FC - Finance Committee MROC - Market Regulation Oversight Committee NGC - Nominating and Governance Committee RC - Risk Committee
■ Member    ● Chair

2024 PROXY STATEMENT	CME GROUP	3

PROXY STATEMENT SUMMARY	TABLE OF CONTENTS

4	CME GROUP	2024 PROXY STATEMENT

TABLE OF CONTENTS	PROXY STATEMENT SUMMARY
Nominees' skills align with the company's strategic and regulatory requirements

Global Financial Services
18

Innovation and Strategy
23

Government Relations / Regulatory / Public Policy
11

Leadership
16

Financial and Accounting
6

Risk Oversight and Risk Management
13

Transactions (M&A)
6

Global Perspective, International
6

Corporate Governance
9

Technology and Information Security
10

Ethics and Integrity
23

2024 PROXY STATEMENT	CME GROUP	5

PROXY STATEMENT SUMMARY	TABLE OF CONTENTS
Shareholders benefit from CME Group's record 2023 performance
As the world's leading derivatives marketplace, CME Group empowers market participants to efficiently manage risk and capture opportunities by enabling our clients to trade futures, options, cash and over-the-counter (OTC) markets, optimize portfolios and analyze data. Our exchanges offer the widest range of global benchmark products across all major asset classes, including interest rates, equity indexes, foreign exchange, energy, agricultural products and metals. In 2023, clients around the world once again turned to CME Group for their risk management needs.
Highlights of financial performance*

Revenue of $5.6 billion and adjusted operating income of $3.7 billion, up 11% and 15% from 2022, respectively.	Net income of $3.2 billion and diluted earnings per common share of $8.86.	Adjusted net income of $3.4 billion with adjusted diluted earnings per common share of $9.34, both up 17% as compared to the prior period on an adjusted basis.

Record average daily volume (ADV) of 24.4 million contracts, an increase of 5% from 2022.	Volume growth, realization of pricing impacts and careful management of expenses resulting in an adjusted operating margin of 67%. 2023 revenue growth generated +89% of incremental margins.	Quarterly dividend payments increased by 10% to an annual return of $4.40 per share along with a $5.25 annual variable dividend. In all, 2023 results generated $3.5 billion of returns to shareholders.

Since implementing the variable dividend policy in 2012, CME Group has returned over $24.3 billion to shareholders in the form of dividends.	Stock price increase of 25% in 2023 with an implied total shareholder return (TSR) of +30% (including dividends).

* A reconciliation of the non-GAAP financial results mentioned to the respective GAAP figures can be found within Appendix A.

6	CME GROUP	2024 PROXY STATEMENT

TABLE OF CONTENTS	PROXY STATEMENT SUMMARY
Highlights of non-financial performance

Eurodollar to SOFR transition completed in 2023 with SOFR futures and options ADV in 2023 of 5.1 million contracts exceeding any historical Eurodollar futures and options ADV.	CME Term SOFR is the only SOFR rate endorsed by the Alternative Reference Rates Committee and the Federal Reserve.
Continued focus on capital efficiencies — enhanced cross-margining arrangement with the Depository Trust and Clearing Corporation launched in 2024 and the migration of our energy complex to our SPAN 2 margin model in 2023.

Continued progress with Google. In 2023, we completed the key technical design and security elements of our instance of the Google Cloud Platform and migrated more than 150 applications to a production ready state.
Proven culture of innovation — during 2023, launched BrokerTec Stream 2.0, FedWatch API and Total Cost Analysis for Treasuries.
Continued investments to support international growth with sales presence in 12 countries covering more than 10,000 clients worldwide — ADV outside the United States reached a record 6.8 million contracts in 2023, up 8% from 2022.

Proactive engagement with regulators and policy makers designed to provide education and advocacy on the role CME Group plays in supporting effective risk management and in the broader financial system.
	Focus on fostering a culture rooted in diversity, inclusion, well-being and ongoing development for all our employees across the globe.	Continued to rationalize our real estate footprint to meet the needs of flexible work environments, as well as our geographical distribution of resources.

2024 PROXY STATEMENT	CME GROUP	7

PROXY STATEMENT SUMMARY	TABLE OF CONTENTS
Corporate governance highlights
Board structure and independence

•Engaged independent Lead Director with defined duties and responsibilities
•87% independent directors
•Ongoing evaluation of board composition and refreshment, including a focus on enhancing diversity in director succession
•Active committee structure designed to meet the company's unique regulatory status and complex business •Ability of directors to identify and request presentations on topics of interest	•Regular executive sessions of the board and its committees without management present

Board oversight responsibilities

•The company's annual strategic goals and initiatives
•Major strategic, financial and business activities and opportunities, including declarations of dividends and major transactions
•Chief Executive Officer performance
•Succession plans for the Chief Executive Officer and other senior leadership roles

•Enterprise Risk Management (ERM) Program
•Regulatory matters, including those that may impact the business or provide opportunities
•Integrity of our financial statements and disclosure controls as overseen by the audit committee
•"Tone at the top" and workforce engagement

•Cybersecurity, operational resilience and compliance risks as overseen by the risk committee
•The safety and efficiency of our clearing house, including support of the stability of the broader financial system

Shareholder rights and accountability

•All directors elected annually
•Majority voting for Equity directors in uncontested elections; resignation policy if not elected
•Eligible shareholders able to nominate Equity directors through proxy access
•Non-employee directors may not serve on more than four public company boards

•Meaningful stock ownership guidelines
•Insider trading policy prohibits short selling and hedging and directors and executive officers are prohibited from pledging Class A shares
•Policy and processes to manage conflicts of interest

•Board oversight of our Environmental, Social and Governance (ESG) program and annual ESG reports
•Annual advisory vote on executive compensation
•Engagement with shareholders to receive input on our governance and compensation practices

Board practices

•Annual board and committee self-evaluations supplemented by interviews with the independent Lead Director
•Committee reports on each committee's activities to the board at each regular business meeting
•Access to senior leaders and employees and legal, financial and other advisors •New director orientation program and ongoing education programs	•Diverse and inclusive senior leadership

8	CME GROUP	2024 PROXY STATEMENT

TABLE OF CONTENTS	PROXY STATEMENT SUMMARY
Executive compensation highlights

What we do	What we don't do

Tie a significant portion of pay (50+% of named executive officers' target total compensation) to performance, focusing our named executive officers on financial and operational measures of success and shareholder results
No guaranteed incentive compensation for named executive officers
No dividends or dividend equivalents on unearned performance awards
Use a variety of performance vehicles with an emphasis on the long-term and on equity-based awards	No stock option repricing, exchanges or stock options granted below market value
Maintain a clawback policy for the recoupment of performance-based compensation that was not earned in the event of a restatement in compliance with new SEC rules	No excessive perquisites and no tax reimbursements for perquisites
No above-market returns on deferred compensation plans
Ability to recoup unvested equity awards in connection with terminations for cause	No hedging of company securities for board members and all employees and restrictions on pledging our Class A common stock by board members and executive officers
Amended our Omnibus Stock Plan to provide for "double trigger" vesting in the event of a change of control for future awards not already subject to an employment agreement
No excise tax gross ups
Maintain meaningful stock ownership guidelines
Mitigate compensation risk
Solicit an annual advisory vote on executive compensation and carefully consider shareholder feedback in future decision-making
Retain an independent compensation consultant

2024 PROXY STATEMENT	CME GROUP	9

PROXY STATEMENT SUMMARY	TABLE OF CONTENTS
Shareholder outreach and engagement
Shareholders who invest in our company and elect the board of directors are entitled to open and meaningful information about our business, strategies, corporate governance and senior management compensation practices so they can make informed decisions and knowledgeably participate in the proxy voting process. The board thoughtfully considers the opinions expressed by shareholders through their votes, periodic meetings and other communications, which are discussed with the nominating and governance committee and compensation committee, and believes that shareholder engagement leads to enhanced governance practices. These engagements may cover governance, compensation and other matters to ensure that management and the board understand and address the issues that are important to our shareholders.
Our senior management, Investor Relations and the Corporate Secretary engage on a regular basis with shareholders regarding our financial performance and on corporate governance matters. We also interact with our shareholders through a number of other forums, including quarterly earnings presentations, SEC filings, the proxy statement, the annual meeting of shareholders, investor meetings and conferences, and our ESG reports. We share shareholder feedback and trends and developments about corporate governance and compensation matters with our board and its committees with the goal of enhancing our practices and disclosures.
As owners of our company, you are encouraged to contact us through our provided communication channels to provide your feedback. If you have a corporate governance or compensation matter that you would like to discuss with the board or a particular committee, you may send an email to directors@cmegroup.com. General engagement requests may be sent to annualmeeting@cmegroup.com.
Addressing the 2023 and 2022 voting results
Following disappointing say-on-pay votes in 2023 and 2022, which received only 32% and 23% support, respectively, and lower support for members of our compensation committee and for the Chairperson of our nominating and governance committee in 2023, we enhanced our engagement efforts with our shareholders. The purpose of these engagements was to ensure we understood the reasons for how our shareholders voted and that our planned actions were responsive. Our goal is to return to the strong support our say-on-pay proposals previously received ((90% (2021), 93% (2020) and 94% (2019)) as well as for all of our board members (average support of approximately 95% for our Equity directors measured over the five annual elections prior to 2023). During our recent engagements, we confirmed that the concern regarding the one-time special bonus awarded to our Chairman and Chief Executive Officer in 2022 for his 2021 performance was the primary driver for the negative votes on our say-on-pay proposal at our 2022 annual meeting. Additionally, shareholders expressed their views that given the low support received at our 2022 annual meeting, they expected our compensation committee to demonstrate more responsiveness. To address these concerns, our shareholder engagements following the 2023 annual meeting were led by members of our board and compensation committee, and our compensation committee made several modifications to our compensation program, which were received favorably by shareholders during those discussions, and are described below.
We contacted approximately 50 shareholders representing nearly 60% of our outstanding shares:
•In the fall of 2023, we reached out to approximately 50 shareholders representing nearly 60% of our outstanding shares to invite them to engage with us regarding their perspectives on our executive compensation program, related proxy disclosure and governance practices.
•19 shareholders representing nearly 38% of our outstanding shares accepted the invitation to participate in meetings and an additional two shareholders representing more than 1% of our shares elected to provide written feedback.

16 of the 19 (84%) engagements were led by at least one member of the CME Group Board
Engagement included significant participation at the board level
Board member participants included Mr. Carey, Chairperson of the compensation committee, Mr. Suskind, independent Lead Director, Chairperson of the risk committee and member of the nominating and governance committee, Mr. Glickman, former independent Lead Director, member and former Chairperson of the nominating and governance committee and member of the compensation committee, Ms. Seifu, member of the compensation committee, Ms. Lockett, Chairperson of the nominating and governance committee and Ms. Cook, member of the compensation committee.

Representatives of our Office of the Secretary, Investor Relations and Executive Compensation teams participated in all shareholder meetings.

10	CME GROUP	2024 PROXY STATEMENT

TABLE OF CONTENTS	PROXY STATEMENT SUMMARY
Key compensation and governance actions
Feedback from our engagements was discussed with the compensation committee and the nominating and governance committee and the full board of directors. The following actions were taken in response to the key feedback themes we received.
Compensation-related matters

What we heard	Our response	Effective as of

One-Time Special Bonus Award to our Chairman and Chief Executive Officer.

•While supportive of our Chairman and Chief Executive Officer's leadership and continued service, many shareholders expressed concern for the discretionary nature of the payment (paid outside of the established program), without pre-established performance goals, retention or vesting conditions or a clawback or repayment provision.

•The compensation committee agrees that one-time special awards should not be common practice and should only be used in extraordinary circumstances to ensure attraction or retention of key talent to drive business results and long-term shareholder value.
•In connection with the 2023 extension of our Chairman and Chief Executive Officer's employment agreement, no changes were made to his existing compensation terms and no special awards were made.
Amended and Restated Duffy Employment Agreement (December 2023)

Long-Term Incentive Plan Design (Performance Metrics). •Many shareholders preferred the addition of a second performance metric that is more operational and within the control of management.
•The committee considered this feedback and introduced an additional metric, absolute net income margin, to our performance share design. By including absolute net income margin performance in the long-term incentive design, we are strengthening the focus on aspects of the company's financial performance that management can more directly impact.
•Performance share awards granted to our senior management are now tied to absolute net income margin and relative TSR, measured over a three-year period.
September 2023 Equity Awards

Long-Term Incentive Plan Design (Vesting Cap). •Some of our shareholders recommended the adoption of a vesting cap when absolute TSR is negative to better align rewards with shareholder outcomes.
•The committee considered this feedback and approved a vesting cap for our performance shares tied to relative TSR.
•The payout of the performance shares based on relative TSR is capped at 100% of the target award in the event that absolute TSR for the applicable three-year performance period is negative.
September 2023 Equity Awards

Long-Term Incentive Plan Design (Change in Control).

•Some of our shareholders preferred that the vesting of our equity awards be subject to a "double trigger" in the event of a change of control.
•A "double trigger" requires that two events occur for the outstanding equity awards to vest, typically a change in control of the company followed by the employee's involuntary termination of employment.

•Our compensation committee considered this feedback and approved amendments to our Omnibus Stock Plan in March 2024, moving from a "single trigger" to a "double trigger" vesting in the event of a change of control for future awards not already subject to an employment agreement.

New equity awards granted March 1, 2024 or later

2024 PROXY STATEMENT	CME GROUP	11

PROXY STATEMENT SUMMARY	TABLE OF CONTENTS

What we heard	Our response	Effective as of

Rigorous Goal Setting and Incenting Performance. •Many shareholders wanted assurance that our goal setting process was rigorous and appropriately designed to drive company performance.
•The compensation committee believes the target goals should be established in a way that motivates our executives toward operational excellence and superior financial performance and are challenging to meet, while remaining achievable with concentrated effort and focus in light of current and expected circumstances.
•We have continued to enhance our disclosure to provide more transparency into our process for setting the annual cash earnings target for our annual bonus plan and how it is designed to drive the performance of our named executive officers taking into consideration applicable factors that may impact the company’s performance. (See page 70).
•We also enhanced our disclosure to provide more transparency into how the compensation committee considered performance in awarding the annual bonuses based on 2023 performance. (See page 71).
•We also added new disclosure regarding how the absolute net income margin goal is calculated and approved. (See page 73).
2024 Proxy Statement

Pay and Performance Alignment. •Many shareholders commented that our Chairman and Chief Executive Officer's 2022 compensation was not aligned with the company's stock price performance for 2022.
•During our engagements, we highlighted to shareholders the elements of the company's 2022 performance that we believed were not reflected in its stock price and were considered in awarding our Chairman and Chief Executive Officer's 2022 compensation, including the achievement of record ADV of 23.3 million contracts, up 19% from 2021, and an increase in adjusted revenues of 11% from 2021 as well as his unique role in advocating for our industry.
•We have enhanced our disclosure to provide more transparency into how the compensation committee considered performance in approving our Chairman and Chief Executive Officer's bonus for 2023. (See page 71).
2024 Proxy Statement

In addition to the foregoing feedback, we also received varied shareholder feedback on other design elements of our program, which were discussed with and by the compensation committee. Although there was no investor consensus on such recommended changes, the committee will continue to evaluate the compensation program and potential changes with the goal of having a program that is competitive and designed to incentivize our senior leadership team and create long-term value for our shareholders. The compensation committee believes that the collective changes made to the program, articulated in this table and throughout this proxy statement, address the primary feedback themes received during our investor engagements and demonstrate its responsiveness.

12	CME GROUP	2024 PROXY STATEMENT

TABLE OF CONTENTS	PROXY STATEMENT SUMMARY
Governance-related matters

What we heard	Our response

CEO Succession Planning. •Many shareholders were focused on how our board is overseeing and planning for CEO succession.
•In December 2023, to continue to secure Mr. Duffy's leadership, the board extended his employment agreement through December 31, 2025.
•We continued to increase our disclosure regarding the activities of the board and the nominating and governance committee regarding succession planning for our senior leaders. (See page 41).

Board Refreshment, Size and Composition.

•Many shareholders were focused on our board being effectively designed to provide valuable strategic guidance, oversight, and risk management expertise, helping to drive growth, enhance shareholder value and mitigate risks.

•Our nominating and governance committee continues to be focused on its multi-year approach to board refreshment and succession planning with support from a nationally-recognized search firm.
•We have enhanced our disclosure regarding the process for assessing the board’s experience, composition and skills. (See page 17).
•We also enhanced our disclosure regarding the board evaluation process. (See page 43).
•The nominating and governance committee and the board recognize its larger size. Taking into account our criteria for members of the board and the feedback received from our investors during our recent engagements, the nominating and governance committee and the board intend to submit a slate of directors at the 2025 annual meeting that is no larger than 20 members.
•While we plan to reduce the size of the board over time, we continue to believe that our board will be larger than the average public company board given the broad array of skills and experience needed to oversee our complex, highly regulated business and to support our dynamic committee structure.

Role of the Class B Directors. •Many shareholders were interested in the role and responsibilities of the Class B directors.
•We have enhanced our disclosure regarding the role and responsibilities of our Class B directors, including that they are subject to the same conflicts of interest and performance evaluation policies and procedures as the Equity directors and are nominated by our nominating and governance committee. (See page 42).
•While the Class B directors are not elected by the Class A shareholders, the nominating and governance committee undertakes to consider feedback from all investors regarding the performance of all of its board members, including the Class B directors, when considering their continued nomination.

Impact of the Class B Shares on General Voting Matters.

•A few of our shareholders were interested in how the voting power of the Class B shares impacted approvals of matters presented to all shareholders.

•We took the opportunity during our engagements to clarify that the voting power of the Class B shareholders in matters presented to the Class A and Class B shareholders voting together was minimal.
•Our structure is unique and differs from the arrangements where founders have disproportionate control over the company through supervoting shares that command multiple votes.
•The voting power of the Class B shares cannot override the voting power of the Class A shareholders, as evidenced by the results of the recent votes on our say-on-pay proposals.

Other matters
We also heard from a few investors that they preferred the rotation of external auditors. In response, we have enhanced our disclosure regarding the audit committee's process to consider the rotation of our external auditor. (See page 53). A few of our investors were focused on our climate-related strategy. As a financial services organization with a limited real estate footprint and a small employee population, we do not believe our operations contribute to material climate-related risks. As discussed on page 47, we continue to evaluate our climate-related disclosures.

2024 PROXY STATEMENT	CME GROUP	13

ITEM ONE
Election of Equity Directors

Our directors are elected each year. Each director's term will last until the 2025 annual meeting and until his or her successor is duly elected or their earlier resignation.
The Equity directors are nominated by the board of directors based on the recommendation of the nominating and governance committee for election by our Class A and Class B shareholders voting together (Equity directors) under ITEM 1.
We have implemented a majority vote standard for the Equity directors, except in the event of a contested election. Each Equity director candidate must receive a number of "FOR" votes that exceeds the number of "AGAINST" votes to be elected. Equity directors not receiving majority support must tender their resignation for consideration in accordance with our corporate governance principles.
The nominating and governance committee is also recommending the slate of nominees to be elected by our Class B shareholders as set forth under ITEM 4.
All of the Equity director and Class B director nominees are presently CME Group directors.
BOARD RECOMMENDATION Our board recommends that shareholders vote "FOR" the Equity director nominees.

You are being asked to vote on the election of seventeen Equity director nominees to hold office until the 2025 annual meeting.
We have no reason to believe that any of the nominees will be unable or unwilling to serve if elected.
References to terms of our board of directors in their biographies include service on the board of CME Group from its formation in 2001 (under the name of Chicago Mercantile Exchange Holdings Inc. (CME Holdings)) and service on the board of its wholly-owned subsidiary, Chicago Mercantile Exchange Inc. (CME). CME Group became a public company in 2002. The boards of our other exchange subsidiaries, Board of Trade of the City of Chicago, Inc. (CBOT), New York Mercantile Exchange, Inc. (NYMEX) and Commodity Exchange, Inc. (COMEX), also are composed of the same members as the CME Group board of directors. Ages are as of March 11, 2024. Information on public directorships is for the past five years.
Director nominations and qualifications
The policy of the board of directors is to remain an interactive, independent, thoughtful, highly qualified and collegial combination of individuals with diverse knowledge, skills and experience, so that the directors, working together, possess the competencies required to effectively carry out the board's responsibilities.

14	CME GROUP	2024 PROXY STATEMENT

TABLE OF CONTENTS	ITEM ONE

Director recruitment process

The composition of the board is analyzed during the year to identify any needs from a skills, experience or diversity perspective taking into consideration the company's strategy, regulatory requirements and potential retirees from the board.

The nominating and governance committee uses the results of this assessment to identify potential candidates with input from board members, key stakeholders and the use of a nationally-recognized search firm.

The nominating and governance committee then reviews and discusses the potential nominee's background, qualifications, diversity, potential conflicts of interest, time commitments and independence and public director qualifications. The committee interviews potential candidates and makes recommendations to the board. The committee ensures each pool of qualified candidates from which Equity director nominees are chosen includes candidates who bring racial and/or gender diversity.

The nominating and governance committee approves the slate of Class B directors and recommends the slate of Equity directors to the board for approval.

Shareholders vote on the approved nominees at the CME Group annual meeting.

New directors participate in a structured onboarding and education process.

Ten new directors have been nominated to our board in the last five elections – each bringing a fresh perspective and new skills to the board.

2024 PROXY STATEMENT	CME GROUP	15

ITEM ONE	TABLE OF CONTENTS
In considering candidates for the board, the nominating and governance committee, composed entirely of directors who are independent under applicable listing standards, considers the entirety of each candidate's credentials. With respect to the nomination of continuing directors for re-election, the individual's contributions to the board are also considered. In assessing new candidates for the board, we do not have specific minimum qualifications that an individual must meet to be considered. The board and its nominating and governance committee seek members having the characteristics essential for effectiveness as a member of our board, including but not limited to:
•Integrity, objectivity, sound judgment and leadership;
•The relevant expertise and experience required to offer advice and guidance to the Chairman and Chief Executive Officer and other members of senior management;
•The ability to make independent analytical inquiries;
•The ability to collaborate effectively and contribute productively to the board's discussions and deliberations;
•A commitment to enhancing long-term shareholder value;
•An understanding of the company's business, strategy and challenges;
•The willingness and ability to devote adequate time and effort to board responsibilities and to serve on committees at the request of the board;
•Is not a Disqualified Person (as defined in our corporate governance principles); and
•Whether the individual meets the composition requirements of the Commodity Futures Trading Commission (CFTC) and the applicable listing standards.
Our certificate of incorporation requires that director candidates for election by a class of Class B common stock own, or be recognized under our rules as the owner of, at least one share of that class. Class B shareholders may request to appear for an interview with the nominating and governance committee for consideration by the committee. As described under Item 4, the nominating and governance committee has approved all of the current Class B directors as the nominees for the 2024 slate of Class B directors.
The nominating and governance committee may solicit candidates from its current directors and, if deemed appropriate, retain for a fee recruiting professionals to identify and evaluate candidates. The nominating and governance committee also will consider a nominee for Equity director recommended by shareholders if the recommendation is submitted in writing, accompanied by a description of the proposed nominee's qualifications, and other relevant biographical information and evidence of consent of the proposed nominee to serve as a director if elected. Recommendations for director nominees may be sent to annualmeeting@cmegroup.com and will be redirected to the nominating and governance committee. In considering a shareholder recommendation, the nominating and governance committee may seek input from an independent advisor, legal counsel and/or other directors, as appropriate, and will reach a conclusion using its standard criteria.
A copy of our nominating and governance committee's charter is available on our website.
Our perspective on overall board composition and refreshment
In our recent engagement meetings, our investors were focused on the composition and refreshment of the board with the goal of it being designed to provide valuable strategic guidance, effectively oversee management and mitigate risks while driving long-term shareholder value. The nominating and governance committee is responsible for assessing the composition of the board and on an annual basis conducts a formal assessment of the board's current and future needs. The committee takes a long-term view and continuously assesses the resiliency of the board in alignment with the needs of the company. In assessing the composition of the board, the committee considers a variety of factors, including skills, industry experience, diversity, board size, tenure, its committee structure and the goal of supporting a phased refreshment. The committee also believes that the annual process to evaluate the effectiveness of the board, as described on page 43, is a critical tool as part of its review of the composition of the board.

16	CME GROUP	2024 PROXY STATEMENT

TABLE OF CONTENTS	ITEM ONE

Board skills
•We consider the collective set of skills that allows the board to act independently and provide effective oversight of management, especially in the areas of business strategy and innovation, financial performance, enterprise risk management, regulatory compliance and opportunities and cybersecurity risk.
•We believe all of our directors bring with them the experience and skills to contribute to our growth, innovation and strategic direction and to oversee CME Group's management, our operations, risks and opportunities.
•We expect all of our directors to champion our business principle of leading with conviction and integrity.
•See page 21 for the list of our director attributes.

Industry experience
•Given the complex nature of our business and our regulatory stature, we believe it is important to seek and retain a significant number of board members with industry experience.
•We also believe it is important to have board members who have witnessed the history of our business in particular and the derivatives industry in general and can share the wisdom of such experiences.

Diversity
•The board has made and will continue to make diversity in gender, race, ethnicity, age and career experience, and diversity of perspectives, a priority when considering the board's composition.
•See page 19 for more information on the diversity of our board.

Board size
•The nominating and governance committee and the board recognize its larger size and plans to reduce its size overtime as part of its multi-year refreshment initiative.
•While we plan to reduce the board's size, we continue to believe that our board will be larger than the average public company board given the broad array of skills and experience needed to oversee our complex, highly regulated business and to support our dynamic committee structure.

Tenure
•The board considers the tenure of our board members to help maintain an overall balance of experience, continuity and fresh perspective.
•We believe that it is critical to have board members across a continuum of tenure to support the effective oversight of our complex and unique business.
•We seek to have a mix of longer-tenured board members with newer members. Our longer-term members bring their wisdom and knowledge of our history and evolution of our business. Our newer members bring their fresh ideas and perspectives.

2024 PROXY STATEMENT	CME GROUP	17

ITEM ONE	TABLE OF CONTENTS

Committee structure
•As a result of being a unique and highly regulated organization, we have an active and expanded committee structure.
•In addition to the regular public company board committees, we have dedicated clearing house oversight, market regulation oversight, risk and finance committees.
•Our thoughtfully-designed committee structure supports the board's responsibilities to oversee our strategy, risks and regulatory responsibilities.
•In 2023, our eight board level committees held an aggregate of 51 meetings with average attendance of 98%.

Phased refreshment
•We believe our ongoing board evolution will result in the strategic refreshment of our members, reduce our size, maintain our commitment to diversity and ensure the skill set of our board continues to align with our long-term strategy while avoiding disruption.
•We are taking a phased approach to changes in board membership, considering the timing of new director onboarding relative to planned retirements and departures.
•We recognize that new directors need time to become familiar with the company's business and strategy to be well-positioned to oversee management effectively.

Taking into account the foregoing criteria and the feedback received from our investors during our recent engagements, the nominating and governance committee and the board intend to submit a slate of directors at the 2025 annual meeting that is no larger than 20. In proposing the 2025 slate of directors, the committee and the board will continue to focus on ensuring the board has the appropriate composition with a goal of progressing on board refreshment and adding new skills, having a balance of tenure and enhancing the board's diversity.
Required vote
Each Equity director candidate must receive a number of "FOR" votes that exceed the number of "AGAINST" votes to be elected. Equity directors not receiving majority support must tender their resignation for consideration in accordance with our corporate governance principles.

18	CME GROUP	2024 PROXY STATEMENT

TABLE OF CONTENTS	ITEM ONE

Board diversity
The board believes its diversity is critical to the success of CME Group and the company's ability to create long-term value for its shareholders. Our Equity director slate, which is the pool of nominees we have the ability to choose from without restriction, includes nearly 30% female directors. Candidates for the six Class B director positions must be members of our CME exchange, and as such we are limited to the community of individuals who hold such memberships and agree to appear before our nominating and governance committee. We note the population of such eligible individuals has historically been less diverse. Ms. Cook brings gender diversity to our Class B directors. Our overall board is comprised of 26% female directors. Based on our shareholder engagements, we understand that some investors may expect that a board be at least 30% gender diverse. Our nominating and governance committee has been advised of such feedback and remains focused on increasing the diversity of our board as part of our multi-year refreshment process. At our 2023 annual meeting of shareholders, two new board members were added with gender and racial diversity.

2024 PROXY STATEMENT	CME GROUP	19

ITEM ONE	TABLE OF CONTENTS
The following table summarizes certain self-identified personal characteristics of our directors voluntarily provided to the company, in accordance with Nasdaq Listing Rule 5605(f). Each term used in the table has the meaning given to it in the rule and related instructions.
Board diversity matrix (as of March 11, 2024)

Total Number of Directors	23
Gender Identity	Female	Male	Non-Binary	Did Not Disclose
Number of Directors based on Gender Identity	6	17	—	—
Demographic Background
African American or Black	2	1	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	4	16	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—
For more information concerning our current directors' qualifications, see their individual biographies and Director attribute matrix on page 21.
To see our board diversity matrix as of March 6, 2023, please see the proxy statement filed with the SEC on March 16, 2023.

20	CME GROUP	2024 PROXY STATEMENT

TABLE OF CONTENTS	ITEM ONE

Director attributes
The following are the areas of qualifications, experience and skills our board views as important when evaluating the composition of the board and potential director nominees. For additional information on each individual's skills and experience, please see their detailed biography.

Director Skill

●	GLOBAL FINANCIAL SERVICES: Experience in the company's business and financial services industry.
●	INNOVATION AND STRATEGY: Senior experience in leading successful business innovations. Ability to contribute to strategic thinking and planning.
●
GOVERNMENT RELATIONS / REGULATORY / PUBLIC POLICY:
Experience with government relations, regulatory matters or regulated industries and political affairs; experience in managing or overseeing highly regulated businesses.

●	LEADERSHIP: Business and strategic management experience from service in a significant position, such as chief executive officer, chief financial officer or other senior leadership role.
●	FINANCIAL AND ACCOUNTING: Background and experience in financial reporting, accounting, or economics.
●	RISK OVERSIGHT AND RISK MANAGEMENT: Experience managing risk in a large organization.
●	TRANSACTIONS (M&A): Experience from a leadership or oversight perspective of business combinations.
●	GLOBAL PERSPECTIVE, INTERNATIONAL: Experience overseeing or in a senior leadership role in a complex global organization; brings an international background or global experience.
●	CORPORATE GOVERNANCE: Knowledge of corporate governance matters, including through recent service on other public company boards.
●	TECHNOLOGY AND INFORMATION SECURITY: Experience or expertise in technology, innovation, information security, data privacy or cybersecurity.
●	ETHICS AND INTEGRITY: Commitment to fostering our business principle of leading with conviction and integrity.
●	FRESH PERSPECTIVE: Board tenure is less than five years.

2024 PROXY STATEMENT	CME GROUP	21

ITEM ONE	TABLE OF CONTENTS
Director attribute matrix

●	●	●	●	●	●	●	●	●			●	●			●	●	●		●	●	●	●	Global Financial Services
●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	Innovation and Strategy
●		●	●			●	●			●	●	●	●	●							●		Government Relations / Regulatory / Public Policy
●	●	●	●		●	●	●		●	●	●	●	●	●				●			●	●	Leadership
●	●								●			●		●			●						Financial and Accounting
●	●	●	●		●	●			●		●	●					●		●		●	●	Risk Oversight and Risk Management
●			●			●			●							●		●					Transactions (M&A)
●		●	●			●				●											●		Global Perspective, International
●	●		●	●			●		●	●		●									●		Corporate Governance
●					●	●			●		●	●	●				●	●				●	Technology and Information Security
●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	Ethics and Integrity
	●				●	●	●					●	●		●	●		●				●	Fresh Perspective
							●						●					●					Racial or Ethnic Diversity
	●			●									●	●			●	●					Gender Diversity
	●	●	●	●			●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	●	Independent
	●	●					●		●	●		●	●	●			●	●			●		CFTC Public Director

22	CME GROUP	2024 PROXY STATEMENT

TABLE OF CONTENTS	ITEM ONE

Equity directors up for election at the 2024 annual meeting

Terrence A. Duffy
AGE: 65	DIRECTOR SINCE: 1995	COMMITTEES: EC

The Honorable Terrence A. Duffy has served as Chairman and Chief Executive Officer of CME Group since November 2016. He is responsible for overseeing the world's leading derivatives marketplace. Previously, Mr. Duffy served as Executive Chairman and President of CME Group since May 2012 and as Executive Chairman since October 2006. He served as Chairman of the Board of CME and CME Holdings since April 2002. He was Vice Chairman of the board of CME Holdings from its formation in August 2001 and of the board of CME from 1998 to April 2002. He was President of TDA Trading, Inc. from 1981 to 2002. He has been a CME member since 1981 and a board member since 1995. Mr. Duffy was appointed by President Bush and confirmed by the U.S. Senate in 2003 as a member of the Federal Retirement Thrift Investment Board (FRTIB), a position he held until 2013. The FRTIB administers the Thrift Savings Plan, a tax-deferred defined contribution (retirement savings) plan for federal employees. Mr. Duffy was named CEO of the Year at FOW's 2018 International Awards. He currently serves as Co-Chair of the Mayo Clinic Greater Chicago Leadership Council. He is a Vice Chairman of the CME Group Foundation. Mr. Duffy attended the University of Wisconsin-Whitewater. He received a Doctor of Public Service, honoris cause, from Saint Xavier University in 2019 and a Doctor of Humane Letters from DePaul University in 2007.
Through his long-time service in the role of Chairman and Chief Executive Officer of the company, Mr. Duffy has been responsible for the overall operations of our complex, global and highly regulated business. His career includes steering CME Group to become the world’s first exchange to demutualize and go public and the completion of multiple mergers and acquisitions, including associated financing arrangements. In 2021, Mr. Duffy embarked on a landmark partnership with Google Cloud to bring expanded access, new products and greater efficiencies to derivatives markets through cloud technology. As Chairman, Mr. Duffy is responsible for the overall governance of the organization, which includes compliance with the applicable listing standards and our SEC disclosure obligations. Mr. Duffy is regularly involved in and consulted with regards to the company's communications to its regulators, shareholders, clients, external auditors and the board, among other constituents. During his career at CME Group, he has been a lead advocate for the company and the industry in legislative and regulatory matters in Washington, DC and has regularly testified before Congressional committees and subcommittees on key issues facing the derivatives industry. As the leader of our organization and through his oversight of our key functions, he has gained valuable knowledge regarding technology operations and internal controls, including our cybersecurity program. He has also played an active role in our regular commercial financing arrangements and those relating to our mergers and acquisitions and is regularly engaged with our accounting team and external auditors as it relates to his responsibility as Chief Executive Officer for certifying our internal controls over financial reporting.

2024 PROXY STATEMENT	CME GROUP	23

ITEM ONE	TABLE OF CONTENTS

Kathryn Benesh
	AGE: 64	DIRECTOR SINCE: 2023	COMMITTEES: AC, MROC

Ms. Benesh retired from Deloitte in 2021 with 40 years of providing audit, assurance and advisory services to public and private companies within the energy, public utility, renewables, construction, manufacturing, and financial services industries. She also served as secretary and a board member of Deloitte & Touche LLP from 2004 to 2017, the board which had purview over the professional aspects of the audit & assurance practice. Through her career at Deloitte, she has gained experience with ESG matters and responses required for cyber incidents. Ms. Benesh is a CPA and current member of the AICPA. Ms. Benesh is active in the community in both Detroit and New York supporting multiple non-profit organizations, including serving on the Board of the Marygrove Conservancy.
Ms. Benesh is an audit committee financial expert. Throughout her career, she has performed audit services to public companies as well as experience with audit committees in performing the required communications and procedures. She brings valuable global financial services and corporate governance experience from her years at Deloitte working with clients in the energy and financial services industries. As a member of the Executive Team and Chief Quality Officer for Advisory Services at Deloitte, Ms. Benesh gained significant leadership and risk oversight management experience.

Independent, Public

Timothy S. Bitsberger
	AGE: 64	DIRECTOR SINCE: 2008	COMMITTEES: CC, EC, FC, MROC, RC

Mr. Bitsberger served as Managing Director and Portfolio Specialist on the Account Management Team at The TCW Group from March 2017 to February 2021, where he was responsible for communicating investment strategies, performance and outlook to clients. Previously, he served as Managing Director, Official Institutions FIG Coverage Group of BNP PNA, a subsidiary of BNP Paribas, from December 2010 to November 2015, as a senior consultant with Booz Allen Hamilton from May 2010 to November 2010 and was with BancAccess Financial from December 2009 to April 2010. He also served as Senior Vice President and Treasurer of Freddie Mac from 2006 to 2008. Mr. Bitsberger also served with the U.S. Treasury Department from 2001 to 2005, serving first as their Deputy Assistant Secretary for federal finance and as the Assistant Secretary for financial markets. He was confirmed by the U.S. Senate as the Assistant Secretary in 2004.
Mr. Bitsberger has an extensive career in the financial services industry. In his role at TCW Group, Mr. Bitsberger was responsible for communicating investment strategies, performance and outlook to clients. Through his service at TCW, BNP PNA and BancAccess Financial, he has gained valuable experience in business development, investment strategy and worked with foreign institutions and regulators. His career also includes his prior service in key roles with the government relating to the financial industry, including serving as Deputy Assistant Secretary for Federal Finance at the U.S. Treasury and more recently as the Assistant Secretary for financial markets at the U.S. Treasury. Mr. Bitsberger served in a leadership role as Treasurer of Freddie Mac, working extensively with the central banks and foreign regulators.

Independent, Public

24	CME GROUP	2024 PROXY STATEMENT

TABLE OF CONTENTS	ITEM ONE

Charles P. Carey
	AGE: 70	DIRECTOR SINCE: 2007	COMMITTEES: CC, EC, FC, NGC

Mr. Carey served as our Vice Chairman from 2007 to 2010 in connection with our merger with CBOT Holdings, Inc. Prior to our merger, Mr. Carey served as Chairman of CBOT since 2003, as Vice Chairman from 2000 to 2002, as First Vice Chairman during 1993 and 1994 and as a board member of CBOT from 1997 to 1999 and from 1990 to 1992. Mr. Carey was an owner of HC Technologies LLC until it was acquired in 2023. He has been a member of CBOT since 1978 and was a member of the MidAmerica Commodity Exchange from 1976 to 1978. Mr. Carey previously served on the board of CBOT Holdings, Inc. until our merger in 2007. Mr. Carey serves as Chairman of the CME Group Foundation and is a member of our Agricultural Markets Advisory Council.
Mr. Carey brings to the board his long-time experience in the derivatives industry through his prior service as Chairman and Vice Chairman of CBOT and through his tenured trading career. Also, in his role as Chairman of CBOT, Mr. Carey served as an advocate for the company in the industry and with regulators and the government. Mr. Carey, through his trading activity, has familiarity with many of our customer-facing systems and controls. He also served as our board representative on BM&FBovespa (now B3), one of the main financial market infrastructure companies in the world and headquartered in Brazil from 2012 to 2017, and has also provided valuable assistance with respect to the development of our soybean futures complex with a focus on the Latin American market.

Independent

Bryan T. Durkin
AGE: 63	DIRECTOR SINCE: 2020	COMMITTEES: CHOC, RC

Mr. Durkin has served as a member of our board since May 2020. Mr. Durkin served as an advisor to our CEO from May 2020 through September 2021. Formerly, Mr. Durkin served as President of CME Group from 2016, overseeing the company's Technology, Global Operations, International and Data Services businesses. Mr. Durkin previously served as our Chief Commercial Officer since 2014 and as Chief Operating Officer since 2007. As part of his responsibilities, he led the global integrations following CME's merger with CBOT in 2007 and CME Group's acquisition of NYMEX in 2008. Before joining CME Group, Mr. Durkin served as Executive Vice President and Chief Operating Officer of the CBOT. Prior to that role, he was in charge of CBOT's Office of Investigations and Audits. His career with both CME Group and CBOT has spanned more than 30 years. He previously served as a member of the COMEX Governors Committee and the CFTC's Technology Advisory Committee and Energy and Environmental Markets Advisory Committee. Mr. Durkin serves on the Board of Advisors for Misericordia and on the Board of Trustees for Lewis University.
Mr. Durkin has been involved in our industry for more than 30 years. He served as CME Group’s President, and Chief Regulatory Officer and Administrator of Investigations at CBOT, overseeing all aspects of market regulation and surveillance as well as regulatory functions. During his tenure at CBOT, he was the primary liaison to U.S. and foreign regulators. Mr. Durkin's responsibilities also included oversight of CBOT’s outsourcing of clearing. In his career at CME Group, his responsibilities included oversight of our International, Planning and Execution, Data Service, Optimization Services, Cash Markets, Client Development & Research, Products & Services and Marketing functions. Through his oversight responsibility of our technology and trading operations, which functions are highly regulated by the CFTC and are subject to testing and system safeguards requirements, Mr. Durkin has gained experience with risk, compliance, monitoring and reporting aspects of key control functions. Mr. Durkin also previously served as a member of the company's Crisis Management Team, which is the chief decision management body during a major disruption to our normal business operations. His career also included prior service on the boards of directors of Bursa Malaysia Derivatives Berhad and its clearing house, Bursa Malaysia Derivatives Clearing Berhad, in connection with one of our former strategic investments and commercial arrangements.

2024 PROXY STATEMENT	CME GROUP	25

ITEM ONE	TABLE OF CONTENTS

Harold Ford Jr.
	AGE: 53	DIRECTOR SINCE: 2023	COMMITTEES: FC

Mr. Ford served in Congress for 10 years, from 1997 to 2007. Mr. Ford represented Tennessee's 9th congressional district and was a member of the House Financial Services, Budget and Education committee during his time in Congress. He was appointed in January 2023 to serve as the Regional President for the New York City market for PNC Financial Services Group, where he has served as Vice Chairman, Corporate and Institutional Banking from 2020. Prior to joining PNC, Mr. Ford spent more than 10 years in investment banking with Merrill Lynch and Morgan Stanley. Mr. Ford has also taught public policy at Vanderbilt University and the University of Michigan, is a co-host of "The Five" and is a frequent contributor to "Special Report with Bret Baier." He served on the advisory board of One River Asset Management from 2021 until March 2023. Mr. Ford previously served as the non-executive chairman of Rx Saver during 2019 and 2020, a patient driven prescription drug saving technology platform. Mr. Ford also is affiliated with a number of non-profit organizations.
Mr. Ford brings invaluable experience as a leader in global financial services through his numerous roles in institutional banking. Based on his service in Congress and as a political commentator, he has significant experience, perspective and knowledge on government relations, public policy and regulatory issues. Mr. Ford has gained experience in corporate governance practices through his prior and current service on public company boards.

Independent, Public
Public Directorship: SIGA Technologies, Inc. Previous Public Directorships: Live Oak Acquisition Corporation (combined with Danimer Scientific, Inc.) Empowerment & Inclusion Capital I Corporation

Martin J. Gepsman
	AGE: 71	DIRECTOR SINCE: 1994	COMMITTEES: CHOC, NGC

Mr. Gepsman has served as a member of our board since 1994 and served as Secretary of the board from 1998 to 2007. He has been a member of CME for more than 35 years. Mr. Gepsman has also been an independent floor broker and trader since 1985. Mr. Gepsman currently serves as Chairman of our business conduct, membership and floor conduct committees and the CME Gratuity Fund. During his board tenure at CME, he served as a member on the compensation, strategic steering, executive, clearing house oversight, ethics and arbitration committees. Mr. Gepsman has also held board positions, including a Chairman's role, at the company’s former foreign exchange subsidiaries. Mr. Gepsman currently serves as Secretary and Treasurer of our political action committee. Mr. Gepsman also serves on the membership appeals committee with the National Futures Association. He was a member of the CBOE from 1982 to 1985.
Mr. Gepsman brings to the board his long-term career as a participant in our markets. During his term on the board, he has served on numerous committees at the board level as well as those related to our exchange operations. His service has also included board roles on our regulated subsidiaries. Through these positions, Mr. Gepsman has acquired a deep understanding of our business operations, market regulatory functions and strategy. He also brings his valuable focus and understanding of options trading, which is an area of focus in our corporate strategy. As Secretary and Treasurer of our political action committee, Mr. Gepsman regularly interacts with government officials. As Chairman of our business conduct, membership and floor conduct committees, Mr. Gepsman has extensive knowledge and experience in reviewing disciplinary charges and determining appropriate actions.

Independent

26	CME GROUP	2024 PROXY STATEMENT

TABLE OF CONTENTS	ITEM ONE

Larry G. Gerdes
	AGE: 75	DIRECTOR SINCE: 2007	COMMITTEES: AC, EC, FC, NGC

Mr. Gerdes served as our Lead Director from May 2022 to May 2023 and previously served as our Lead Director from August 2017 to August 2020. Mr. Gerdes has served as the Executive Chairman of the board of Pursuant Healthcare (f/k/a SoloHealth), a private healthcare company in Atlanta since November 2013. He served as CEO of Pursuant Health from November 2013 to December 2023, as its Chairman since 2012 and as a board member since 2007. Mr. Gerdes is also a general partner of Gerdes Huff Investments. Mr. Gerdes served as a general partner of Sand Hill Financial Company, a venture capital partnership, from 1983 to January 2019. Mr. Gerdes formerly served as Chairman and CEO of Transcend Services, Inc., concluding with the sale of that company in 2012, and as a director of Access Plans, Inc. from 2001 until its sale in 2012. Mr. Gerdes is a major shareholder and President of Friesland Farms, LLC. Mr. Gerdes is an Ambassador at The Kelley School of Business at Indiana University, a Director Emeritus at Monmouth College. Mr. Gerdes is also a director and part owner of Walnut Custom Components, Walnut, Illinois. Mr. Gerdes previously served on the board of CBOT Holdings, Inc. until our merger in 2007.
Mr. Gerdes' career includes leadership positions at five different companies, including serving as CEO of Transcend for more than 15 years, which included oversight of the CFO. Through his role at Transcend, Mr. Gerdes oversaw the development of technology platforms requiring the transmission of sensitive healthcare information over secure networks meeting all applicable privacy and security standards. During his career, Mr. Gerdes was responsible for the integration of multiple acquisitions, both domestic and globally, including the sale of Transcend. He has also served as co-general partner of an investment firm, which resulted in the public offerings of several companies. His career includes service on six other public company boards, including his service on CBOT's special transaction committee in connection with our merger. His public company experience includes audit, compensation and nominating and governance committee participation.

Independent, Public

Daniel R. Glickman
	AGE: 79	DIRECTOR SINCE: 2001	COMMITTEES: CC, EC, NGC

Mr. Glickman served as our Lead Director from August 2020 to May 2022, and previously served as our Lead Director from August 2014 to August 2017. In March 2021, Mr. Glickman became a Senior Adviser to the U.S. Global Leadership Coalition. Mr. Glickman also has served as Senior Fellow for the Bipartisan Policy Center since 2010. Mr. Glickman served as Vice President and Executive Director of the Aspen Institute's Congressional Program from 2011 to March 2021. Mr. Glickman served as Chairman and CEO of the Motion Picture Association of America, Inc. from 2004 to 2010. Mr. Glickman served as Director of the Institute of Politics at Harvard University's John F. Kennedy School of Government from 2002 to 2004 and served as Senior Advisor in the law firm of Akin, Gump, Strauss, Hauer & Feld, from 2001 to 2004. He also served as U.S. Secretary of Agriculture from 1995 through 2001 and as a member of the U.S. Congress, representing a district in Kansas, from 1977 through 1995. Mr. Glickman serves as a distinguished Fellow of the Chicago Council on Global Affairs, a member and Founding Chair of the Board of the Foundation for Food and Agriculture Research, established in the 2014 Farm Bill by Congress, and Chairman of the International Advisory Board of APCO Worldwide, a public relations firm based in Washington, DC. Mr. Glickman is on the Advisory Boards of Francis Energy, LLC and Eat Just, Inc., a cellular meat company. Mr. Glickman also serves on a number of non-profit advisory boards with a focus on agriculture and food supply and is an adjunct professor of Food and Nutrition at Tufts University Friedman School of Nutrition. He also serves as Co-Chair of our Agriculture Markets Advisory Council.
Mr. Glickman is an American politician, lawyer and non-profit leader. His multi-decade long legal and political career, including his service as Secretary of Agriculture, brings valuable experience in government relations and regulatory affairs with a focus on agriculture which is important to our business. As a U.S. congressman for 18 years and Chair of the House Permanent Select Committee on Intelligence, he gained global experience, perspective and knowledge on government relations, public policy and international relations. Through his role as Chairman and CEO of the Motion Picture Association, he gained executive management and leadership experience and was instrumental in expanding the sale of U.S. entertainment products overseas. In his current role as Senior Fellow at the Bipartisan Policy Center he is focused on public health, national security and economic policy issues.

Independent, Public

2024 PROXY STATEMENT	CME GROUP	27

ITEM ONE	TABLE OF CONTENTS

Daniel G. Kaye
	AGE: 69	DIRECTOR SINCE: 2019	COMMITTEES: AC, EC, RC

Mr. Kaye served as Interim CFO and Treasurer of HealthEast Care System from 2013 to 2014. Prior to joining HealthEast, Mr. Kaye spent 35 years with Ernst & Young LLP, from which he retired in 2012. Throughout his time at Ernst & Young, where he was an audit partner for 25 years, Mr. Kaye enjoyed a track record of increasing leadership and responsibilities, including serving as the New England Managing Partner and the Midwest Managing Partner of Assurance. Mr. Kaye serves on the compensation committee of Alliance Bernstein and on the audit (Chair), finance, nomination and governance committee (Chair) and risk committees of Equitable Holdings, Inc. (formerly AXA Equitable Holdings). He served as a director of Ferrellgas Partners LP (2012 to 2015). Mr. Kaye is a CPA and NACD Board Leadership Fellow.
Mr. Kaye is an audit committee financial expert with broad boardroom, financial services and operations experience. He has served on three other public company boards and several not-for-profit entities. His public company experience includes audit committee and nominating and corporate governance chairmanships, as well as audit, compensation, executive, finance and risk committee participation. Through his years at Ernst & Young (serving primarily as an audit partner in the financial services industry), he brings significant GAAP/SEC accounting and reporting, and regulatory risk management and compliance experience. This expertise includes technological controls and testing as they relate to internal controls over financial reporting. Mr. Kaye gained significant leadership and operations experience by heading various Ernst and Young business units over ten years, and acting as interim CFO and Treasurer for a hospital system.

Independent, Public
Public Directorships: AllianceBernstein Equitable Holdings, Inc. (formerly AXA Equitable Holdings)

Phyllis M. Lockett
	AGE: 58	DIRECTOR SINCE: 2019	COMMITTEES: EC, NGC, RC

Ms. Lockett is the Founder of LEAP Innovations. She has served as its Strategic Advisor since February 2024 and previously served as its CEO since its formation in 2014. Prior to her role at LEAP, Ms. Lockett served as President and CEO of New Schools for Chicago, a venture philanthropy organization that invests in the start-up of new public schools, from 2005 to 2014. Ms. Lockett served from 1999 to 2005 as Executive Director of the Civic Consulting Alliance, a pro-bono consulting firm sponsored by the Civic Committee of the Commercial Club of Chicago that leads strategic planning initiatives, process improvement, and program development projects for government agencies. She also held marketing, sales, and business development roles with Fortune 500 companies including IBM, Kraft Foods and General Mills. Ms. Lockett is an independent director of the Federal Home Loan Bank of Chicago. She is also a member of The Economic Club of Chicago, The Chicago Network, the Commercial Club of Chicago and a Henry Crown Fellow with the Aspen Institute. Recently, Ms. Lockett was named a contributor to Forbes, where she writes about education innovation and the future of learning.
Ms. Lockett is a serial entrepreneur who has led transformation efforts in education, government and the civic arena. She founded LEAP Innovations, a national non-profit organization that works with educators and technology companies across the United States, to research, pilot and scale new instructional designs and technology solutions that advance student learning. Before starting LEAP, Ms. Lockett was a driving force behind Chicago's charter school movement. As founding president and CEO of New Schools for Chicago, she helped raise more than $70 million to support opening 80 new public schools, primarily charters. For nearly a decade, she focused on bringing quality public schools to communities of high need and advocating for school choice. Through her prior corporate experience she has gained experience in sales, marketing and business development.

Independent, Public

28	CME GROUP	2024 PROXY STATEMENT

TABLE OF CONTENTS	ITEM ONE

Deborah J. Lucas
	AGE: 65	DIRECTOR SINCE: 2018	COMMITTEES: AC, CHOC, FC, MROC

Ms. Lucas has served as the Sloan Distinguished Professor of Finance at the MIT Sloan School of Management since 2011 and as the Director of the MIT Golub Center for Finance and Policy from 2012. Her current research focuses on government financial institutions and financial policy, and she teaches courses on futures and options, and fixed income securities and derivatives. She serves on an advisory board for the Urban Institute. She is a trustee of the NBER pension plans, an associate editor for several academic journals and a member of the Shadow Open Market Committee. Previous appointments include assistant and associate director at the Congressional Budget Office; professor at Northwestern University's Kellogg School; chief economist at the Congressional Budget Office; and senior staff economist at the Council of Economic Advisers. She has been an independent director on several corporate and non-profit boards, including the Federal Home Loan Bank of Chicago.
Ms. Lucas brings her tenured career as a leading business school academic and an innovative leader in the public sector. Her current research focuses on applying the principles of financial economics to evaluating the costs and risks of governments' financial investments and activities. Her academic publications cover a wide range of topics, including the effect of idiosyncratic risk on asset prices and portfolio choice, dynamic models of corporate finance, financial institutions, monetary economics and valuation of government guarantees. She held several top leadership roles at the Congressional Budget Office, and developed strategies for the analysis of the costs and risks of federal credit and guarantee activities. She has testified before the U.S. Congress on Fannie Mae and Freddie Mac, student loans, and strategically important financial institutions.

Independent, Public

Terry L. Savage
	AGE: 79	DIRECTOR SINCE: 2003	COMMITTEES: AC, CC

Ms. Savage started her career as a stockbroker and became a founding member of—and the first woman trader on—the Chicago Board Options Exchange. Ms. Savage is a nationally syndicated financial columnist, author and President of Terry Savage Productions, Ltd., which provides speeches, columns and videos on personal finance for corporate and association meetings, publications and national television programs and networks. Ms. Savage is a registered investment advisor and commodity trading advisor. She was a member of CME from 1975 to 1980.
Ms. Savage is a nationally known expert on personal finance and is a regular TV and radio investment and financial markets commentator. She is the nationally syndicated Tribune Content Agency personal finance columnist and author of four bestselling books, including The Savage Truth on Money. She has won numerous awards, including the National Press Club Award, and received two Emmys for her television work. Her career as a financial journalist includes consulting and speaking to employees of major U.S. corporations. In addition to major banks and mutual fund companies, her clients have included Visa, Allstate, Walmart and Checkfree, which includes counseling on the benefits of online banking and bill payment, and evaluating the safeguards of those technologies. She has been active in reporting on and advising consumers about the dangers of identity theft, written syndicated columns, worked with the Identity Theft Resource Center, and blogged for the Huffington Post on the topic of identity theft, and the protections that should be taken by consumers. She manages her own website, www.TerrySavage.com, where she posts her column, advises on financial resources, and answers personal finance questions, many of which revolve around use of technology and identity protection. In her columns and media commentaries on the recent massive identity theft related to unemployment benefits, she has worked with the IRS and the FBI to expose the danger and provide resources to affected individuals.

Independent, Public

2024 PROXY STATEMENT	CME GROUP	29

ITEM ONE	TABLE OF CONTENTS

Rahael Seifu
	AGE: 42	DIRECTOR SINCE: 2020	COMMITTEES: CC, MROC

Ms. Seifu has served since November 2022 as Director, Legal at Google LLC, where she manages a team of lawyers supporting products and systems that enable Google services, such as privacy and data protection, user experience, developer experience and support of Google's internal business functions. She has been an attorney at Google since April 2014 and served as the first acting Chief of Staff for the Legal Department and lead counsel to Google's Chief Information Officer and their organization. Prior to joining Google, Ms. Seifu was a Corporate Associate at Morrison & Foerster LLP from 2013 to 2014, where she focused on mergers and acquisitions and provided corporate governance guidance for public company boards and special committees. Ms. Seifu worked from 2008 to 2013 as a Corporate Associate at Davis Polk & Wardwell LLP, where she focused on mergers and acquisitions, investments, and various other corporate transactions. She also advised clients on regulatory compliance, securities law reporting, and corporate governance matters. Immediately following graduation from Yale Law School, Ms. Seifu served as a law clerk to the Honorable George B. Daniels of the Southern District of New York.
Ms. Seifu's responsibilities at Google have included counsel on privacy and security matters, including matters related to Google's systems, assessments of vendor systems and implementation of controls to minimize security and privacy risks. She has also advised a number of internal teams on technology matters relating to systems safeguards, including mitigating risk related to new system integrations, access controls and contractual and procedural requirements designed to ensure third party compliance with Google’s security standards. Additionally, in her previous role as the first Chief of Staff for the Google Legal Department, Ms. Seifu was responsible for implementing strategy for the global organization and establishing processes to effectively manage the legal team.

Independent, Public

Photo Not Available	William R. Shepard
	AGE: 77	DIRECTOR SINCE: 1997	COMMITTEES: CHOC, RC

Mr. Shepard has been a member of CME for more than 45 years. Previously, he served as our Second Vice Chairman from 2002 to 2007. Mr. Shepard is founder and President of Shepard International, Inc., a futures commission merchant.
Mr. Shepard brings to the board his experience as a long-time market participant. He is the founder of a futures commission merchant and was an investor in one of our largest clearing firms. It was this experience that led the board to appoint him to serve as the initial Chairperson of our clearing house oversight committee. This committee is designed to support the oversight of the risk management activities and the senior management of the Clearing House, including oversight with respect to the effectiveness of the risk management program, and plays an important role in supporting the board's oversight responsibilities. Mr. Shepard served as its Chair from its formation in 2016 to August 2021. He now serves as a Co-Chair of our clearing house risk committee and a member of our interest rate swaps risk committee.

Independent

30	CME GROUP	2024 PROXY STATEMENT

TABLE OF CONTENTS	ITEM ONE

Howard J. Siegel
	AGE: 67	DIRECTOR SINCE: 2000	COMMITTEES: CHOC, EC, RC

Mr. Siegel has been a member of CME since 1977. In 1978, Mr. Siegel began his trading career at Moccatta Metals in their Class B arbitrage operations and served as an order filler until 1980. From there, he went on to fill orders and trade cattle from 1980 until 1982. At that time, Mr. Siegel became a partner and an officer in a futures commission merchant that cleared at CME until selling his ownership interest in 1990. For more than 30 years, Mr. Siegel has been an independent trader on our CME exchange. He continues to actively trade electronically in our agricultural product suite. Mr. Siegel is the Secretary and Treasurer of the CME Group Foundation. Mr. Siegel chairs our clearing house oversight committee.
In addition to his background as a market participant, Mr. Siegel brings to the board his valuable experience from his long-time service as a former co-chair of our clearing house risk committee. This committee, on which Mr. Siegel held a leadership position from 2004 to August 2021, includes key representation from our clearing firm community. Mr. Siegel's long-time involvement as co-chair has fostered important relationships with our trading community and our Clearing House management and has greatly expanded his knowledge of our financial safeguards resources. Mr. Siegel now serves as the Chair of our clearing house oversight committee.

Independent

Dennis A. Suskind
	AGE: 81	DIRECTOR SINCE: 2008	COMMITTEES: AC, EC, MROC, NGC, RC

Mr. Suskind has served as our Lead Director since May 2023. Mr. Suskind is a retired General Partner of Goldman Sachs & Co. He was an Executive Vice President at J. Aron and Company prior to its acquisition by Goldman Sachs in 1980. He joined J. Aron in 1961. During his tenure in trading, Mr. Suskind served as Vice Chairman of NYMEX, Vice Chairman of COMEX, a member of the board of the Futures Industry Association, a member of the board of International Precious Metals Institute, and a member of the boards of the Gold and Silver Institutes in Washington, DC. Mr. Suskind previously served on the board of NYMEX Holdings, Inc. until our acquisition in 2008. He also served as a director of Liquid Holdings Group, Inc. from 2012 to 2016.
As a retired General Partner of Goldman Sachs, Mr. Suskind brings invaluable experience as a leader in the international metals derivatives business. While he was at Goldman Sachs, he led a team responsible for educating producers and consumers on the benefits of using futures as their pricing medium. Under his leadership, Goldman Sachs worked closely with the CFTC on developing hedging exemptions and went on to build the industry's largest precious metal arbitrage business. He is a recipient of a distinguished achievement award from the International Precious Metals Institute and was inducted into the Futures Industry Association Hall of Fame in 2005. Mr. Suskind has served as Chair of our risk committee since its inception in 2014 and brings with him his risk management experience from his role at Goldman Sachs and from his service as Vice Chairman of the Board of Bridge Bancorp, Inc. (now Dime Community Bancshares, Inc. following its merger), where he chaired the risk, compensation and governance committees. Through his external public company directorships, he also has gained experience in corporate governance practices.

Independent, Public
Public Directorships: Dime Community Bancshares, Inc. (formerly Bridge Bancorp, Inc.) Previous Public Directorships: Navistar International Corporation Stem Holdings Inc.

2024 PROXY STATEMENT	CME GROUP	31

Corporate Governance

CME Group is committed to good corporate governance. By aligning our governance approach with best practices, our company is able to strengthen board and management accountability, promote long-term shareholder value and sustain continued success.
The board of directors has established corporate governance principles, which provide a framework for our effective governance. Our nominating and governance committee regularly reviews trends and best practices in corporate governance. The Corporate Secretary's Office advises our board of directors and management in an effort to strengthen existing governance practices and develop new policies that make us a better company.
Governance highlights

Annual election of all directors with majority voting for Equity directors	Ongoing consideration of board composition and refreshment, including a focus on enhancing diversity in director succession
100% principal standing committee independence	Active risk oversight by the full board with a dedicated risk committee and other established committees given our regulatory posture
Quarterly executive sessions of independent directors	Director education, including sessions involving a principal of the cybersecurity practice of a leading professional consulting firm, and orientations for newly elected members
Independent Lead Director with defined responsibilities	Board oversight of our ESG program
Annual board and committee self-assessments supplemented by interviews with the independent Lead Director	Robust anti-hedging and anti-pledging policies as part of our insider trading program
Direct board access to, and regular interaction with, management

32	CME GROUP	2024 PROXY STATEMENT

TABLE OF CONTENTS	CORPORATE GOVERNANCE
Corporate governance and compliance materials
You can access the following governance and compliance materials by visiting http://investor.cmegroup.com under "Corporate Governance."
•Corporate Governance Principles
•Board of Directors Conflict of Interest Policy
•Board of Directors Code of Ethics
•CME Group Charter
•CME Group Bylaws
•Employee Code of Conduct
•Charters for board committees and our clearing house risk committees
•Confidentiality and Data Protection Policy
•Guide to Conducting Business for Third Parties of CME Group
•Modern Slavery Act Transparency Statement
•CME Group Tax Strategy
Each of these documents is also available in print upon request made to annualmeeting@cmegroup.com.
Our employee Code of Conduct is applicable to all our employees and consultants, including our Chairman and Chief Executive Officer, our Chief Financial Officer and our other senior financial officers. Our board members are subject to the Board of Directors Code of Ethics. The board or its nominating and governance committee will consider and resolve any question about a potential waiver of a provision of these compliance and ethics policies that arises for a board member or an executive officer of the company. Disclosure of any such waiver will be made as mandated by applicable law and regulation, listing standards and the regulations of the SEC.
Director attendance
The board held six regular meetings during 2023. Each director attended more than 75% of the combined total meetings of the full board and the committees on which he or she served during 2023.
We strongly encourage, but do not require, our directors to attend the annual meeting. At our 2023 annual meeting, 20 board members were in attendance.
Director independence
The experience and diversity of our directors has been, and continues to be, critical to our success. Our corporate governance principles require that the board be composed of at least a majority of independent directors. Additionally, in accordance with applicable listing standards, the members of our audit, compensation, and nominating and governance committees must be independent. For a director to be considered independent, the board must affirmatively determine that the director has no direct or indirect material relationship with CME Group. The board has adopted categorical independence standards, which are attached to this proxy statement as Appendix B, to assist it in making its determinations regarding independence. These standards conform to and exceed the independence criteria specified in Nasdaq's listing standards. They specify the criteria by which the independence of our directors will be determined, including relationships and transactions between each director, director nominee, any member of his or her immediate family, his or her affiliates, charitable organizations with which he or she is affiliated, and us.

2024 PROXY STATEMENT	CME GROUP	33

CORPORATE GOVERNANCE	TABLE OF CONTENTS
The board believes all of its non-executive directors act independently of, and effectively monitor and oversee the actions of, management. Based on our categorical independence standards, at its meeting held in early 2024, the nominating and governance committee made a preliminary assessment of the independence of the directors and based on such assessment made a recommendation to our board regarding their independence. Some of our directors are members of our exchanges, which provides them with access to our markets, lower trading fees, the ability to vote on certain matters relating to the operation of our open outcry markets and, for members of CME, the ability to elect six of our directors. Directors who are members of our exchanges may make payments directly to us or indirectly to us through our clearing firms in connection with their trading activity on an exchange. Such directors also may be customers of our cash markets. To ensure that such payments do not exceed the monetary thresholds set forth in the listing standards of Nasdaq, the nominating and governance committee reviewed the trading activities of the directors and their affiliated clearing firms, relationships with our exchanges and other payment activities as part of its independence determination. The nominating and governance committee and the board noted that all payments relating to trading fees were made in the ordinary course of our business, were on terms consistent with those prevailing at the time for corresponding transactions by similarly situated unrelated third parties and all but one were under the applicable payment thresholds. The board has also adopted a conflict of interest policy to address any potential conflicts that may arise in relation to a board member's participation in our markets.
After considering information provided by our current directors in our annual questionnaires, the payments made to us relating to trading activities, as well as additional information gathered by our Corporate Secretary's Office, the nominating and governance committee recommended, and the board determined, that all current directors be classified as independent, except for: (i) Mr. Duffy, based on his employment relationship with CME Group; (ii) Mr. Durkin, based on his prior employment relationship with CME Group; and (iii) Mr. Dennis, based on the amount of payments made to us by his employer, ABN AMRO Clearing USA LLC, which exceeded 5% of our consolidated gross revenues. Mr. Durkin will continue to be classified as non-independent because of his prior employment relationship with CME Group until he passes the three-year look back period (September 30, 2024).
Public directors
As the parent company of four self-regulatory organizations, we are required to ensure we meet the core principles of the CFTC which, among other things, require that we have processes and procedures to address potential conflicts of interest that may arise in connection with the operation of our exchanges. Significant representation of individuals who do not have relationships with our exchanges, referred to as "public directors" in the CFTC regulations, play an important role in our processes to address potential conflicts of interest. The board has assessed which directors would be considered public directors based upon their lack of relationship with our exchanges and the industry per the CFTC regulations. The following 11 individuals meet the definition of "public director":

Timothy S. Bitsberger Kathryn Benesh Harold Ford Jr. Larry G. Gerdes	Daniel R. Glickman Daniel G. Kaye Phyllis M. Lockett Deborah J. Lucas	Terry L. Savage Rahael Seifu Dennis A. Suskind

Additionally, our market regulation oversight committee is composed solely of public directors.

34	CME GROUP	2024 PROXY STATEMENT

TABLE OF CONTENTS	CORPORATE GOVERNANCE
Board leadership structure
Our board leadership structure is designed to support the board's performance of its oversight functions and to appropriately allocate authority and responsibility between the CME Group board and management. The board believes it is appropriate to maintain the discretion to determine its leadership structure based on the particular composition of the board and its skills, the individuals serving in leadership positions and the current and anticipated needs and opportunities of the company. Our governance documents provide the board with this flexibility to select the board leadership structure best suited to the needs and circumstances of the company and the board at any given time.

Chairman and Chief Executive Officer
Terrence A. Duffy
The board believes that a combined Chairman and Chief Executive Officer is the most effective leadership structure at this time to enable the company to communicate its business and strategy to our shareholders, customers, employees, regulators and the public. Mr. Duffy previously served as our Executive Chairman from 2006 to 2016, and has served in the combined Chairman and Chief Executive Officer role since 2016. He has been a member of our board since 1998. Mr. Duffy brings to his current role strategic leadership and knowledge of our business and industry. His career includes steering CME to demutualize and become a publicly-traded corporation, leading multiple mergers and acquisitions and expressing the company’s knowledge and views before numerous Congressional committees with respect to issues of importance to Congress, the company and industry over many years.

Combined Chairman and CEO Role Since 2016

Independent Lead Director
Dennis A. Suskind
Our independent Lead Director is appointed on an annual basis and may serve for multiple years. In May 2023, Mr. Suskind was appointed as our independent Lead Director. Mr. Suskind has served on our board since our acquisition of NYMEX in 2008. During his tenure as a board member, Mr. Suskind has established strong and effective relationships with his fellow board members and is viewed as a knowledgeable leader and trusted colleague. The board also believes his long tenure enables him to provide valuable perspective on our business.

Independent Lead Director Since 2023
Our board recognizes the importance of strong, independent board leadership and has appointed an independent Lead Director with prescribed responsibilities designed to facilitate independent oversight of management and promote open dialogue among the board, including dialogue of the independent directors during quarterly executive sessions without the presence of Mr. Duffy and other non-independent directors.
The board believes its current leadership structure allows it to effectively operate and create long-term value. Its current leadership structure also is designed to balance effective leadership of management with appropriate safeguards, oversight and challenge by board members (independent and non-independent). In determining that its leadership structure continues to be appropriate, the board considers:
•The respective responsibilities for, and the particular individuals currently serving in, the role of the Chairman and Chief Executive Officer and role of the independent Lead Director

2024 PROXY STATEMENT	CME GROUP	35

CORPORATE GOVERNANCE	TABLE OF CONTENTS
•The current composition and skills of the board members
•The policies and practices in place to provide independent board oversight of management
•The board's oversight of the performance and compensation of Mr. Duffy in his management role
•Other governance practices, including quarterly executive sessions of the independent directors, annual self-assessments of the board's and board committees' performance and one-on-one private meetings between the independent Lead Director and the other non-executive directors
•The circumstances of the company, including its financial performance and the skills and experience necessary to deliver on its strategic initiatives
•The views of our shareholders
•Such other factors as the board determines

Roles and Responsibilities of the Independent Lead Director

•Presides at meetings of the board if the Chairman is unavailable and at executive sessions of the board's independent directors
•Presides at the board's annual evaluation of the Chairman’s achievement of his goals and objectives
•Communicates to the Chairman the results of the meetings at which the Lead Director presides
•Receives direct communications from directors and/or shareholders in cases where the Chairman is unavailable or where direct communication with the Chairman may not be appropriate
•Confers with the Chairman, in the Chairman's discretion, in regard to board agendas, scheduling and information distribution
•Has the authority to call a special meeting of the board in accordance with our bylaws
•Serves as a member of the nominating and governance committee
•In the event of the incapacity or death of the individual serving as Chairman and Chief Executive Officer, acts as Chairman on an interim basis until otherwise approved by the board

All board members have direct access to the Chairman and Chief Executive Officer and to the independent Lead Director. Board members may request the inclusion of additional board meeting agenda items that they deem necessary or appropriate in fulfilling their duties. Additionally, all board members are provided the opportunity to provide feedback on the effectiveness of the board both in annual written evaluations as supplemented by private meetings with the Lead Director.
Our independent Lead Director is appointed on an annual basis and may serve for multiple years. In May 2023, Mr. Suskind was appointed as our independent Lead Director. Mr. Suskind has served on our board since our acquisition of NYMEX in 2008. During his tenure as a board member, Mr. Suskind has established strong and effective relationships with his fellow board members and is viewed as a knowledgeable leader and trusted colleague. The board also believes his long tenure enables him to provide valuable perspective on our business.
Board and committee oversight of risk management
The full board maintains ultimate responsibility for oversight of the company's risk management activities, with the goal of serving the long-term interests of our shareholders. To fulfill this responsibility, the board assesses management's performance and risk management practices, and challenges and holds management accountable for maintaining an effective risk management program and operating the company within the acceptable risk appetite recommended by the risk committee and approved by the board.

36	CME GROUP	2024 PROXY STATEMENT

TABLE OF CONTENTS	CORPORATE GOVERNANCE
The board has an active role, as a whole and also at the committee level, in overseeing management of our risks, with its focus on the particular risks facing the company. This involvement of board committees in risk oversight is designed to increase the effectiveness of the board's oversight by considering the background and experience of the members on various board committees, including their interactions with management. The defined authority and responsibilities for risk oversight are set forth in the respective written committee charters. This allocation of authority and responsibilities allows each committee to focus on the particular operations, issues and risks relating to its responsibilities, provide guidance and oversight of management and escalate matters as appropriate to the full board. Certain board committees, as applicable, also meet in executive session with the leaders of our key control functions for the purpose of providing direct access to board members, ensuring the independent operation of such functions and that such functions are appropriately staffed and resourced. Committee chairs provide regular reports to the full board regarding matters reviewed by their committees, and the committees work together with the full board to facilitate the receipt of all information necessary to fulfill their oversight responsibilities of our risk management activities.
Our ERM Program is designed to assure appropriate visibility and reporting of the full range of our key enterprise risks aggregated on a quarterly basis. We organize the enterprise risks our business faces in six key risk categories: clearing house, compliance, financial, operational, reputational and strategic & commercial. Our ERM Program promotes and facilitates the evolution and alignment of consistent and transparent risk management practices at CME Group. Risks vary in many ways, and the ERM Program is designed to assist CME Group in anticipating and understanding the risks, the types of adverse impacts that could occur if an undesired event happens, the likelihood that such an event would occur and its corresponding potential adverse impact, and to enhance the ability of CME Group to control the risks and the potential adverse impacts.
Through the ERM Program, we undertake an ongoing comprehensive review of our risk management practices and endeavor to provide assurances that the enterprise risks are identified, assessed, measured, monitored, prioritized and reported by management responsible for the respective risks over both short- and long-term time horizons. CME Group uses the three lines of defense model (management, risk and compliance functions and internal audit) to manage and mitigate our enterprise risks. The ERM Program, in its design and operation, draws upon various sources of best practices and standards such as the 2017 COSO ERM Integrated Framework, ISO 31000 Risk Management and 2021 COSO Enterprise Risk Management for Cloud Computing.
Our Managing Director, Chief Enterprise Risk Management and Compliance Officer, who reports internally to our General Counsel and externally to the risk committee, is responsible for our ERM and Compliance Programs.
The company has also established several internal management committees that support management in carrying out its risk management responsibilities.
Our universe of risks and our associated responses are reported to the board and senior management quarterly based on the quarterly risk assessments completed by the applicable risk owners, along with updates on any developments that could affect the outlook of our risk profile or other aspects of our business. Risk management and mitigation is ongoing, and the importance assigned to identified risks can change and new risks can emerge during the year as the company develops and implements its strategy.
Our ultimate objective is to help preserve and protect our enterprise value and to increase the likelihood of achieving our objectives while managing risks appropriately within our stated risk appetite to maintain and enhance our reputation. In doing so, the board understands it may not be practicable or cost-effective to eliminate or mitigate certain risks, that it may be necessary to accept certain risks to achieve our goals and objectives and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.
From time to time, the individuals responsible for our ERM Program, as well as for the underlying risks within our risk universe, may engage outside advisors and experts for purposes such as benchmarking, testing and assessing their programs and associated controls and procedures. As a highly regulated company, we are regularly subject to examinations by our regulators, including the CFTC as our primary regulator. The results of such examinations are reported as part of our quarterly risk reporting and are subject to oversight at the committee level as appropriate. Our internal audit function is responsible for acting as an independent assurance function and performs auditing activities under the oversight of the audit committee designed to validate that our risk management program and practices are adequately designed and functioning effectively.

2024 PROXY STATEMENT	CME GROUP	37

CORPORATE GOVERNANCE	TABLE OF CONTENTS
The following is a summary of the key risk-related responsibilities of our board committees.

Audit

•Overseas legal and regulatory matters that may have a material impact on our financial statements
•Overseas our internal control over financial reporting, our disclosure controls and procedures and our periodic financial reports
•Overseas our internal audit function, including approval of our annual internal audit plan, which is designed with input from our ERM Program
•Approves our related party transactions

Clearing House Oversight

•Overseas the effectiveness of the risk management program of the clearing house
•Approves new products for clearing that significantly impact the risk profile of the clearing house and refers them to the board for approval
•Approves significant changes to the core processes and systems of the clearing house
•Overseas key policies and risk frameworks of the clearing house
•Approves applications for clearing membership
•Approves other financial counterparties of the clearing house

Compensation

•Reviews risks associated with our compensation programs, policies and practices both for our senior leadership in particular and for employees generally
•Receives information regarding our Diversity & Inclusion Program and our overall organizational development activities
•Assists the board in its oversight of shareholder engagement on executive compensation matters
•Reviews compensation disclosures and pay and performance metrics contained in the company's proxy statements

38	CME GROUP	2024 PROXY STATEMENT

TABLE OF CONTENTS	CORPORATE GOVERNANCE

Executive

•Assists the full board in its oversight of risk at the board's request, including by receiving reports on our key strategic initiatives •Oversees our strategy with respect to ESG matters

Finance

•Oversees our financial risks, including oversight of our capital structure, corporate credit risk and dividend policy

Market Regulation Oversight

•Oversees compliance with applicable self-regulatory obligations stemming from the operation of our exchanges, clearing house and trade repositories
•Receives regular reports on the effectiveness of our market regulation and financial and regulatory surveillance functions

Nominating and Governance

•Reviews risks associated with corporate governance
•Oversees overall board effectiveness, including advising the board on its composition and refreshment and committee structure
•Oversees succession planning for senior management, including for the Chairman and Chief Executive Officer
•Assists the board in its oversight of engagement with shareholders on corporate governance matters

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Risk

•Conducts primary oversight of our ERM Program, including approving the ERM framework and the risk universe and reviewing and recommending to the board the various levels of acceptable appetite for managing our key risks
•Reviews our risk factor disclosure in our annual reports on Form 10-K
•Oversees risks relating to information security and cybersecurity, compliance and operational resiliency, including receiving quarterly reports on our risk profile and the effectiveness of the programs

Board oversight of cybersecurity
We are a highly regulated global financial services company and understand the substantial operational risks for companies in our industry as well as the importance of protecting the information and data of our clients and employees.
Our Global Information Security (GIS) Program is designed and operated to mitigate information security risks and threats to the company and is intended to safeguard the confidentiality, integrity and availability of our information and services. The GIS Program is designed to strengthen the integrity of the global markets we support, protect CME Group's information assets, maintain client and employee trust, support our pursuit of strategic objectives, contribute to shareholder value and preserve our reputation and brand.
We implement technical, physical and administrative safeguards to protect the confidential and sensitive information of our clients, employees and other information in CME Group's stewardship. We manage cybersecurity risk to the organization as part of our business strategy, risk management and financial functions with our overall ERM Program and regularly engage with the risk committee of the board and the board as a whole regarding the effectiveness of the GIS Program.
The GIS program is led by CME Group's Chief Information Security Officer (CISO), who has worked in various roles in information security for over 20 years, and led our GIS Program for more than four years since joining the company in 2016 in a senior role in GIS. The CISO reports to our Chief Information Officer (CIO), a member of our Management Team. As part of our GIS Program, CME Group operates a state-of-the-art Cyber Defense Center that virtually links 24/7 to our international operational cybersecurity teams and serves as a global hub for cybersecurity risk management activities including log collection, event monitoring, threat detection and incident response, resiliency, operations, vulnerability management and the proactive collection and processing of both open source and proprietary threat and intelligence feeds allowing the company to efficiently manage, investigate and respond to cybersecurity events. Our GIS team conducts analysis and collaborates to prevent, detect and respond to systemic events that might threaten our company, industry or the economy.
Our ERM team oversees our Third Party Risk Management program, which partners with our GIS, Information Governance and Operational Resilience groups to manage and monitor third party risk of CME Group vendors and certain third parties of customers (fourth parties). The teams monitor cyber-related incidents and known third party vulnerabilities with the goal of enhancing processes, improving risk management and partnering on exit planning and testing for certain vendors associated with essential functions.
We regularly test the design and effectiveness of our information security controls and processes through a program of testing performed by internal and independent third-party teams. Gaps and opportunities identified through testing are assigned to certain members of management and tracked through to closure. Testing activities support a variety of regulatory requirements and external industry certifications held by CME Group.
GIS Program Highlights
•We deploy a defense-in-depth strategy, acknowledging the importance of people, processes and technology in upholding information security. The strategy incorporates multiple layers of controls, including, monitoring, vulnerability management, identity and access management and security assessments.

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•Our program is based on the National Institute of Standards and Technology Cybersecurity Framework and other technical standards and frameworks.
•We have a robust cybersecurity defense response plan that provides a documented framework for handling security incidents and facilitates coordination across multiple parts of the company.
•We invest in threat intelligence and operate a state-of-the-art Cyber Defense Center, which acts as our hub of information sharing and threat intelligence analysis.
•We incorporate external expertise and reviews into our cybersecurity risk management program and continue to engage a leading professional consulting firm to assist our company in incorporating cybersecurity best practices.
•We provide annual cybersecurity awareness and ongoing phishing training, such as routinely performing cybersecurity attack simulation exercises, which includes participation from various levels of management.
•Following a risk-based approach, we conduct due diligence reviews of our third-party providers for potential cybersecurity risks to the company.
•We have insurance against certain cybersecurity and privacy risks and attacks.
•We are an active participant in the financial services industry and government forums and information sharing program, designed to improve both internal and sector cybersecurity defense. These valuable external partnerships are established and maintained in order to gain more timely, comprehensive and actionable threat information across geographies and industries and to facilitate the exchange of best practices and security techniques. They allow for a high degree of collaboration and cooperation with local, state, federal, and international law enforcement and intelligence agencies, industry groups, and other private sector chief information security officers.
The board provides oversight of cybersecurity risks and has designated primary responsibility to the risk committee who oversees our GIS Program, including cybersecurity, and is actively involved in monitoring the progress of key cybersecurity initiatives. Our board and risk committee receive regular updates on the activities and effectiveness of our GIS Program, including reports on incident response plan testing exercises and results of compliance testing and third-party evaluation results. Our CISO provides quarterly, or as needed, reports and updates to our board and risk committee on the company's cybersecurity risk management program and meets with the risk committee at least annually in a private session. The CISO has an indirect reporting line to the risk committee. We also engage with a leading professional consulting firm to provide regular updates to the board on cybersecurity-related risks in the evolving threat landscape and to provide education on best practices for board oversight of our GIS Program.
Management succession planning
At CME Group, our employees are the driving force behind our current and future success. The company offers various talent development programs throughout the organization focused on building leadership and management skills, career development and other areas. Providing for effective continuity of leadership is vital to our success and central to our long-term strategy. While the entire board is responsible for succession planning for our critical senior leadership roles, it has delegated to the nominating and governance committee oversight of the succession planning process and oversight of the board's emergency succession plan for the Chief Executive Officer and other critical senior leadership roles. Responsibility for ensuring appropriate compensation strategies and programs in support of retention and recruitment have been delegated to the compensation committee.
In December 2023, the board approved an amendment to Mr. Duffy's employment agreement to extend the term through December 31, 2025 to secure his continued leadership. The board continues to believe that Mr. Duffy's strategic and innovative direction and in-depth knowledge of our business and the industry make him uniquely qualified to continue to lead the company and to execute on our strategy for long-term shareholder value creation. The board works closely with Mr. Duffy to have in place an appropriate emergency succession protocol and on the development and ongoing refinement of our longer-term succession plan for the Chief Executive Officer role and other members of the Management Team. This process includes many elements, including regular reviews of long-term and emergency succession plans by the nominating and governance committee and the board with Mr. Duffy, regular closed sessions with the board and Mr. Duffy throughout the year, one-on-one discussions between our independent Lead Director and Mr. Duffy, and engagements with outside advisors to support the continued development and growth of our Management Team. Through this process, the board and the nominating and governance committee gain an understanding as to the "readiness" level for internal candidates and the process incorporates flexibility for the board to look externally as an option.
The board ensures that it has adequate opportunities to meet with and assess development plans for potential Chief Executive Officer and senior management successors. This occurs through various means, including informal meetings, board dinners, presentations to the board and committees and attendance at board and committee meetings. All members of our Management Team attend all regular board meetings and attend committee meetings based on their roles and responsibilities. These interactions

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provide the board with opportunities to become familiar with the executive talent in different settings, which is critical to the company's succession planning. Senior leaders who are potential successors to the role of Chief Executive Officer participate in developmental activities, including engagement with and exposure to our key stakeholders, regulators, investors and clients, as appropriate.
As part of our development program, from time to time, we have made changes to our Management Team and to their responsibilities to provide growth opportunities. The goal is to continue to develop our leadership talent and provide for the seamless transition of responsibilities, as necessary.
The board also continues to engage with management on the company's leadership pipeline more broadly and the development of the next generation of high potential leaders.
Background on CME Group's Class B Directors
Under our certificate of incorporation, the holders of the Class B-1 common stock have the sole right to elect three directors to the board, the holders of Class B-2 common stock have the sole right to elect two directors to the board and the holders of the Class B-3 common stock have the sole right to elect one director to the board. Our Class B shareholders obtained these director election rights as part of the demutualization of CME in 2000 and expected initial public offering of CME's parent company.
The board recognizes that since 2000 our business has grown and changed dramatically. The board has taken steps to seek approval from Class B shareholders to address the Class B director structure.
In 2014, the company sought a vote of the Class B shareholders to decrease the number of Class B directors from six to three. The proposal was not approved by the Class B shareholders. In 2018, the company sought a vote of the Class B shareholders to eliminate all six Class B director positions and offered consideration for the elimination of the election rights of approximately $10 million: $6,200 per share of Class B-1 common stock; $4,100 per share of Class B-2 common stock and $2,000 per share of Class B-3 common stock. The proposal was not approved by the Class B shareholders.
In seeking such vote in 2018, the board stated its belief that a single class of directors would enhance the company's corporate governance. The board also stated its belief that giving its nominating and governance committee control over the nominating process for all directors would provide the board with the flexibility to ensure it has the appropriate mix of members to address all of the company's various governance needs. Subsequently, effective with the 2021 annual meeting, the board approved an amendment to our bylaws to provide that the board's nominating and governance committee would recommend the slate of nominees to be elected by our Class B shareholders. Previously, such nominations were made by three separate nominating committees comprised of non-board members elected by the Class B shareholders.
Although the approvals sought in 2014 and 2018 were not obtained from the Class B shareholders, the nominating and governance committee continues to consider the Class B director structure as it relates to the board's overall optimization of the company's corporate governance. In considering the following factors, the nominating and governance committee agreed that it was not an appropriate time to recommend to the board that the company again seek approval from the Class B shareholders to eliminate the director election rights:
•The voting rights of the Class B shareholders to elect the Class B directors do not provide the Class B shareholders with control over any matters that are subject to approval from all shareholders (Class A and Class B). In general matters presented to all shareholders (Class A and Class B) for approval, such as our say-on-pay proposal, the Class B shares represent less than 1% of total outstanding shares.
•The Class B directors are subject to the same fiduciary duties, conflict of interest policies and performance evaluation processes as the Equity directors.
•Unlike many dual-class capital structures, the company's Class B shares are not held by a small group of founders or owners. As of the record date, there were 437 holders of record of our Class B-1 shares, 559 holders of record of our Class B-2 shares and 940 holders of record of our Class B-3 shares. This fragmented ownership complicates the company's ability to put forth a successful proposal in connection with a vote of the Class B shareholders and increases the resources required to solicit approval.
•If approval from the Class B shareholders is sought, the company would seek to balance the value of the consideration that may be necessary to put forth a successful proposal in connection with a vote of the Class B shareholders on the one hand, and the costs savings associated with a smaller board and the other benefits to the company as a whole, including the interests of the Class A shareholders, on the other hand. In 2018, total consideration of approximately $10 million was offered to be allocated among the holders of Class B-1, Class B-2 and Class B-3 common stock based on the existing 3:2:1 ratio among these three classes of Class B common stock. The board believed the total consideration to be paid to the

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Class B shareholders in connection with such vote was reasonable considering the benefits to the company and was in the best interests of the company and its shareholders. As noted above, however, the Class B shareholders did not approve the proposal. Because of the unique nature of the Class B shareholder election rights, their potential value is not readily ascertainable by reference to market data. If approval from the Class B shareholders were to be sought, the amount of consideration that may be necessary to put forth a successful proposal may not be considered reasonable consideration as it relates to the interests of the company as a whole, including the interests of the Class A shareholders.
While the Class B directors are not elected by the Class A shareholders, the nominating and governance committee undertakes to consider feedback from all investors regarding the performance of all of its board members, including the Class B directors, when considering their continued nomination.
Executive sessions
Our corporate governance principles require our independent directors to meet in executive session (without management and non-independent directors) on a quarterly basis. These sessions are chaired by the independent Lead Director. The chair of the executive session may, at his discretion, invite our Chairman and Chief Executive Officer, other non-independent directors or other members of management to participate in a portion of such executive session, as appropriate.
Annual assessment of board, committee and individual director performance
The board conducts a self-evaluation of its and the committees' performance and effectiveness and solicits feedback on individual director performance on an annual basis. The self-evaluation process helps the board and its committees review their performance, structure and processes in order to assess how effectively they are functioning and to identify any enhancements. Results from the evaluation process are used to:
•Determine the skills and experience desired for future board nominees
•Support the board's refreshment process
•Strengthen the relationship between the board and management
•Enhance governance processes and the operations of the board and its committees
•Identify opportunities for director education

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The evaluation process includes the following steps:

Annual written questionnaires	Discussions with the independent Lead Director	Review of evaluation results	Related enhancements

The board and each of its committee members are asked to complete a written questionnaire on an unattributed basis.
Topics covered include:
•Engagement with management on our strategy and on the board's and committee members' responsibilities
•Meeting content, conduct and format
•Information flow to the board and its committees
•Board and committee composition
•Succession planning for board members and senior leaders
•Feedback on fellow board members
The independent Lead Director conducts separate, one-on-one discussions with each non-management director to discuss any additional feedback or perspectives.
The results of the board self-evaluation along with any themes discussed with the independent Lead Director are first reviewed with the nominating and governance committee and then the full board in a private session. The individual committee results are also discussed by the applicable committee in a private session. Based on the results, the board or the applicable committee considers and agrees on an action plan to implement changes, policies and procedures, as appropriate.

Enhancements made in response to the evaluation process over the years include:
•Continue to streamline materials and discussions to better highlight important information and focus on key decisions
•Continue to focus on the board's goal of having a long-term program for effective senior leadership development and succession, as well as short term contingency plans for emergency and ordinary course contingencies
•Facilitate interaction among board members and members of the Management Team and other leaders in the organization
•Continue to provide educational sessions to the board with a focus on cybersecurity risk

Director orientation and continuing education
All new directors participate in a comprehensive director orientation process to ensure a general working knowledge of our company and a successful integration onto the board of CME Group. They are provided materials that include historical company documents, board materials, financials, leadership bios, board administrative guidelines and other relevant information. Our key business leaders meet with the new board members to provide an overview of their areas.
CME Group encourages director participation in continuing education programs and facilitates memberships with leading corporate governance organizations and periodicals.

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The company has also engaged a principal of the cybersecurity practice of a leading professional consulting firm to provide education to the board from time to time.
Reporting concerns to the audit committee
Our audit committee has adopted procedures for the receipt of complaints relating to accounting, internal control over financial reporting and auditing matters. Such concerns may be made anonymously through our independent helpline provider where permitted by local law and any allegations relating to financial matters are automatically referred to the chairperson of the audit committee and will be handled in accordance with the adopted procedures. A copy of the procedures is available on our website.
Contacting the board of directors
Shareholders may contact the board of directors, including the independent Lead Director, a committee of the board or the independent directors as a group, by using the following address:
CME Group Inc.
Attn: Board of Directors c/o Corporate Secretary's Office
20 South Wacker Drive, Chicago, Illinois 60606
Email: directors@cmegroup.com
All communications received will be compiled by the Corporate Secretary's Office and submitted to the nominating and governance committee on a quarterly basis or more frequently as appropriate. Emails received via directors@cmegroup.com are screened for junk commercial email and general solicitations. If a communication does not involve an ordinary business matter as described below and if a particular director is named, the communication will be forwarded to that director.
In order to expedite a response to ordinary business matters, the nominating and governance committee has authorized management to receive, research and respond, if appropriate, on behalf of our directors, including a particular director or its non-executive directors, to any communication regarding a product of an exchange or transactions by a clearing firm or a member of an exchange, referred to as an "ordinary business matter." Any director may review any such communication or response thereto.
Environmental social governance
As the world's leading derivatives marketplace, CME Group plays a significant role in the global economy. We recognize our high standing means we also have an important responsibility to support our clients, employees and communities. It is through that lens that we approach our commitments to empowering our workforce, developing sustainable solutions, making a philanthropic impact and governing our business. To advance our efforts in these areas, we have developed a cohesive and actionable strategic framework that includes evolving and advancing our policies, initiatives and reporting.
ESG governance
Our ESG governance structure is designed to uphold strong oversight and accountability.
Board of Directors
Provides Oversight
•Our executive committee (i) oversees the overall strategy with respect to ESG matters, (ii) oversees our ESG reporting and (iii) receives updates from our ESG Working Group on significant ESG activities and initiatives.
•Our board approves the annual strategic goals for our Management Team, which include certain ESG-related initiatives, including those relating to our Diversity & Inclusion Program and our launch of ESG and environmental products and services in support of the management of risks associated with renewable energies, environmental change and sustainable investments.
•Our board and risk committee oversee our ERM Program where we organize our enterprise risks in six key risk categories: clearing house, compliance, financial, operational, reputational and strategic & commercial. We track impacts from climate and sustainability risk within the foregoing risk categories as applicable based on the potential impact to our operations and strategy. See page 36 for more detail on the oversight of our ERM Program.
•Certain committees of our board oversee specific elements of our ESG program. The risk committee, for example, oversees our compliance, privacy, information security and operational resilience programs.

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•While ESG goals are not part of our formal short-term and long-term incentive programs, individual performance against our annual strategic goals is taken into consideration when awarding annual bonuses and equity awards to our Management Team.
Management Team
Provides Executive Support
•Responsible for achieving the annual strategic goals as approved by the board, including those relating to ESG.
ESG Working Group
Advances our company-wide strategic priorities and ESG objectives
•Co-led by our Senior Managing Director, General Counsel and our Senior Managing Director, Global Brand Marketing and Communications and includes participation from senior leaders representing key functions across our global organization.
•Directs the design, development, execution and continuous improvement of our ESG strategy and initiatives and monitors our progress to mature our program.
•Makes recommendations about ESG priorities and potential reporting enhancements.
ERM Risk Management Team
Supports management of ERM-related risks
•As part of our ERM Program, our ERM Risk Management Team provides cross-functional, upper-level management input on ESG-related risks.
ESG priorities
Commitment to advancing our strategic priorities starts at the top and runs through our entire organization. Our ESG strategy prioritizes the issues that matter most to our business, shareholders, employees and other stakeholders, across four key pillars:

Workforce Empowerment	Corporate Stewardship	Community Commitment	Sustainable Solutions

•Employee Wellness & Well-being •Diversity & Inclusion •Competitive Compensation & Benefits •Career Development & Training •Engaged Employee Resource Groups	•Commitment to Good Corporate Governance •Effective Risk Oversight •Compliance & Ethics Program •Responsible Use of Data, Data Privacy and Cybersecurity •Market Integrity and Sustainability	•Matching Gift Program •CME Group Foundation •Paid Volunteer Day •St. Jude Support •Star Scholarships •Futures Fundamentals	•Products & Services Designed for a Sustainable Future •Industry Engagement •Environmental Impacts from Business Operations

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ESG reporting
To better integrate our longstanding philanthropic, sustainability and corporate responsibility efforts into a more cohesive and actionable strategic framework, we have committed to reporting on our ongoing ESG initiatives on an annual basis. Our annual ESG reports include reporting under the Sustainability Accounting Standards Board (SASB) framework, publishing our EEO-1 data and disclosing our greenhouse gas emissions covering scope 1, 2 and 3 categories. Recently, the SEC published its final rules to enhance and standardize climate-related disclosures. We are considering how the new disclosure rules apply to CME Group and how they impact our climate strategy and future climate disclosures.
For more information regarding our sustainability practices and to review our annual ESG reports, including our report for 2023 when issued, please visit: https://www.cmegroup.com/company/corporate-citizenship/esg.html.

CME Group Employee Resource Groups advance diversity and inclusion to drive success

A key element of our Workforce Empowerment ESG pillar is how we at CME Group embrace the exchange of ideas, incorporate diverse perspectives into our work and foster an inclusive culture where everyone feels valued and respected.
Our Employee Resource Groups (ERGs) play a crucial role in advancing a more diverse and inclusive culture by connecting colleagues with shared backgrounds and interests. We rely on their skills, insights and perspectives to improve our hiring, retention and workforce development efforts, ultimately enhancing the employee experience.
Our 11 ERGs consist of employees who come together around a common mission and reflect a particular dimension of diversity (such as gender, ethnicity, sexual orientation, generation and professional level, life situation, etc.) or special interest. Participation is encouraged and open to all employees globally.
Any employee can seek approval for the creation of a new ERG through an established application process.
Our ERG program offers various levels of engagement and involvement from participating in ERG sponsored events to taking on a leadership role as an ERG board member.
Highlights from our 2023 ERG activities include:
•A significant portion of our employee population belongs to at least one of our 11 ERGs.
•Promoted several social and networking events on matters of importance to our ERGs — Black History Month, International Women's Day, Earth Day, Asian American and Pacific Island Heritage Month, Pride Month, Veteran's Day and Hispanic Heritage Month.
•With support from our Diversity & Inclusion Council, conducted a six-month in-house mentoring program for members of our ERGs with volunteers from across our senior employee population serving as mentors and bringing their expertise, experience and networks to the program.
•Sponsored a three-part series, "Manage Your Career," highlighting the many resources and tools that CME Group offers for career development.

Engaging on public policy
Participating in the development of public policy is vital to our business. It serves the best interests of our shareholders, employees and clients and is a necessary component of good corporate citizenship. CME Group pursues our public policy objectives with integrity, responsibility and in compliance with applicable laws. CME Group participates in the public policy arena on a wide range of issues that are important to CME Group shareholders, clients and employees, including issues relating to the financial regulatory environment worldwide, the growth and stability of the global economy and healthy capital markets.

See our Policy Engagement Statement published on https://www.cmegroup.com/company/corporate-citizenship/esg.html.

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Board committees
The responsibilities of each standing committee composed entirely of board members are summarized in this proxy statement and described in more detail in each committee's written charter. In addition, the board has established clearing house risk committees, which are designed to include key market participants as members. Copies of each committee charter are available on our website.
In the following descriptions, the independent members are designated with an "I," public directors are identified with a "P," and audit committee financial experts with an "F." Members of the committee are listed as of the date of this proxy statement.
Audit Committee

Committee Chair Daniel G. Kaye (I,P,F) Committee Members Kathryn Benesh (I,P,F); Elizabeth A. Cook (I); Larry G. Gerdes (I,P,F); Deborah J. Lucas (I,P); Terry L. Savage (I,P); Dennis A. Suskind (I,P)

10 meetings in 2023 100% Independent
The audit committee is a separately designated standing committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (Exchange Act), and assists the board in fulfilling its oversight responsibilities with respect to the integrity of our financial statements, the qualifications and independence of our independent registered public accounting firm, the performance of our internal audit functions and our external auditors and the effectiveness of our internal control over financial reporting.
The committee performs this function by monitoring our financial reporting process and internal control over financial reporting and by assessing the audit efforts of the external and internal auditors. The committee has ultimate authority and responsibility to appoint, retain, compensate, evaluate, and where appropriate, replace the external auditors.

Clearing House Oversight Committee

Committee Chair
Howard J. Siegel (I)
Committee Members
Michael G. Dennis; Bryan T. Durkin; Martin J. Gepsman (I); William W. Hobert (I); Deborah J. Lucas (I,P); Patrick J. Mulchrone (I); William R. Shepard (I);
Robert J. Tierney Jr. (I)

7 meetings in 2023 78% Independent
The clearing house oversight committee assists the board in providing oversight of the risk management activities and the senior management of the clearing house, including oversight with respect to the effectiveness of the clearing house risk management program.

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Compensation Committee

Committee Chair Charles P. Carey (I,P) Committee Members Timothy S. Bitsberger (I,P); Elizabeth A. Cook (I); Daniel R. Glickman (I,P); Terry L. Savage (I,P); Rahael Seifu (I,P)

9 meetings in 2023 100% Independent
The compensation committee assists the board in fulfilling its responsibilities in connection with the compensation of board members and senior management and oversees the compensation programs for our employees. It performs this function by, among other things, establishing and overseeing our compensation programs, approving compensation for our executive officers, recommending to the board the compensation of board members who do not serve as our officers, overseeing the administration of our equity award plans and approving the filing of the Compensation Discussion and Analysis section, in accordance with applicable rules and regulations of the SEC, in our proxy statements.

Executive Committee

Committee Chair
Terrence A. Duffy
Committee Members
Timothy S. Bitsberger (I,P); Charles P. Carey (I); Larry G. Gerdes (I,P,F);
R. Glickman (I,P); Daniel G. Kaye (I,P,F); Phyllis M. Lockett (I,P); Howard J. Siegel (I); Dennis A. Suskind (I,P)

4 meetings in 2023 90% Independent
The executive committee exercises the authority of the board when the board is not in session, except in cases where action of the entire board is required by our articles of incorporation, bylaws or applicable law. The committee may also review and provide counsel to management regarding material policies, plans or proposals prior to submission of such items to the board. The committee also oversees our ESG matters. The membership of the committee comprises the Chairman and Chief Executive Officer, the other individuals who chair our board committees and Mr. Glickman, our former Lead Director and former chair of the nominating and governance committee.

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Finance Committee

Committee Chair Larry G. Gerdes (I,P,F) Committee Members Timothy S. Bitsberger (I,P); Charles P. Carey (I); Michael G. Dennis; Deborah J. Lucas (I,P); Harold Ford Jr. (I,P); Patrick J. Mulchrone (I)

4 meetings in 2023 86% Independent	The finance committee assists the board in fulfilling its oversight responsibilities with respect to our financial policies, strategies, capital structure and annual operating and capital budget.
Market Regulation Oversight Committee

Committee Chair Timothy S. Bitsberger (I,P) Committee Members Kathryn Benesh (I,P,F); Deborah J. Lucas (I,P) ; Rahael Seifu (I,P); Dennis A. Suskind (I,P)

6 meetings in 2023 100% Independent
The market regulation oversight committee assists the board with its oversight of the operation of our four exchanges that are self-regulatory organizations. The committee provides independent oversight of the policies and programs of such regulatory functions and their senior management and compliance officers to ensure effective administration of our self-regulatory responsibilities.

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Nominating and Governance Committee

Committee Chair
Phyllis M. Lockett (I,P)
Committee Members
Charles P. Carey (I), Martin J. Gepsman (I); Larry G. Gerdes (I,P,F); Daniel R. Glickman (I,P); Dennis A. Suskind (I,P); Robert J. Tierney Jr. (I)

7 meetings in 2023 100% Independent
The primary purposes of the nominating and governance committee are to (i) identify individuals qualified to become Equity directors, consistent with the criteria established by the board, and to recommend such nominees for election; (ii) identify and consider individuals qualified to become Class B directors; (iii) oversee the company's policies, procedures and practices in the area of corporate governance, including its corporate governance principles; (iv) recommend and oversee the evaluation process utilized by the board to evaluate its performance as well as the performance of its committees and individual directors; and (v) oversee succession planning for the company's senior management, including its Chairman and Chief Executive Officer.

Risk Committee

Committee Chair
Dennis A. Suskind (I,P)
Committee Members
Timothy S. Bitsberger (I,P); Bryan T. Durkin; Daniel G. Kaye (I,P,F);
Phyllis M. Lockett (I,P); Patrick W. Maloney (I); William R. Shepard (I);
Howard J. Siegel (I)

5 meetings in 2023 86% Independent
The risk committee assists the board in reviewing, assessing and providing oversight of the company's risk management practices in its oversight of the effectiveness of the company's policies and processes to identify, manage and plan for its clearing house, compliance, financial, operational, reputational and strategic risks as described in more detail on page 36. Included in its responsibilities is oversight of our cybersecurity program, including receiving quarterly updates from our CISO.

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ITEM TWO
Ratification of the Appointment of Ernst
& Young LLP as our Independent Registered Public Accounting Firm for 2024

The audit committee has appointed Ernst & Young LLP as CME Group’s independent registered public accounting firm for 2024. We are not required to have the shareholders ratify the selection of Ernst & Young as our independent auditor. We nonetheless are doing so because we believe it is a matter of good corporate practice. If the shareholders do not ratify the selection, the audit committee will reconsider whether or not to retain Ernst & Young, but may choose to retain such independent auditor. Even if the selection is ratified, the audit committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of CME Group and its shareholders. Representatives of Ernst & Young will be present at the 2024 annual meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions by shareholders. In connection with the audit of our 2023 financial statements, we entered into an engagement letter with Ernst & Young, which sets forth the terms by which Ernst & Young would perform audit services for us and which did not include any limitations of liability for punitive damages. We expect to enter into a similar engagement letter with Ernst & Young for 2024.
Ernst & Young has served as the company's auditor since 2002. In accordance with its charter, the audit committee annually evaluates the performance of the company's independent auditors, including the senior engagement team, and determines whether to reengage the current independent auditors or consider other audit firms. In determining whether to continue the retention of Ernst & Young as our independent auditor, the audit committee considers factors such as:
•Ernst & Young's independence, objectivity, judgment and professional skepticism;
•Ernst & Young's global capabilities and expertise in handling the breadth and complexity of the company's global operations and businesses, accounting policies and internal control over financial reporting, including its use of technology, specialists and subject matter experts and the sharing of industry insights, trends and emerging practices; and
•historical and recent performance of Ernst & Young, including the extent and quality of communications with members of the audit committee; and data on audit quality and performance, including recent Public Company Accounting Oversight Board (PCAOB) reports on Ernst & Young and its peer firms.
BOARD RECOMMENDATION Our board recommends that shareholders vote "FOR" ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2024.

You are being asked to vote on ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2024. Ernst & Young LLP served as our independent accounting firm for 2023.

52	CME GROUP	2024 PROXY STATEMENT

TABLE OF CONTENTS	ITEM TWO
Benefits of longer tenure and independence controls

Enhanced audit quality

Ernst & Young has significant industry knowledge and expertise of the company's global business, accounting policies and practices and internal controls over financial reporting enhancing the quality of the audit.

Competitive fees
Because of Ernst & Young's familiarity with the company, audit and other fees are competitive with peer companies.

Audit committee oversight

The audit committee has regular private sessions with Ernst & Young, discussion with Ernst & Young regarding the scope of the audit and annual assessment of Ernst & Young's performance, including its audit team. The audit committee is involved in the selection of Ernst & Young's lead engagement partner and ensures that the lead partner's engagement is limited to no more than five consecutive years, in accordance with SEC rules. The current Ernst & Young engagement partner was designated commencing with the 2020 audit and is eligible to serve in that capacity through the end of the 2024 audit.

Limits on non-audit services
The audit committee pre-approves audit and permissible non-audit services provided by Ernst & Young in accordance with its pre-approval policy.

Strong regulatory framework
Ernst & Young, as an independent registered public accounting firm, is subject to PCAOB inspections, peer reviews and PCAOB and SEC oversight.

Based on the foregoing, the audit committee and the board have determined that it is in the best interest of the company and its shareholders to continue the engagement with Ernst & Young and recommends that shareholders ratify the appointment.

2024 PROXY STATEMENT	CME GROUP	53

ITEM TWO	TABLE OF CONTENTS
The audit committee has pre-approval processes for non-audit services
The audit committee is responsible for the appointment, retention, compensation and oversight of our independent registered public accounting firm. The audit committee has adopted policies and procedures for pre-approving all services (audit and non-audit) performed by our independent registered public accounting firm. In accordance with such policies and procedures, the audit committee is required to pre-approve all audit and non-audit services to be performed by the independent registered public accounting firm in order to ensure that the provision of such services is in accordance with the rules and regulations of the SEC and does not impair the registered public accounting firm's independence. Under the policy, pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the audit committee may pre-approve additional services on a case-by-case basis. The audit committee has delegated specific pre-approval to the chairperson of the audit committee, provided the estimated fee of the proposed service does not exceed $100,000. The chairperson also has the authority to approve any actual or expected cost overruns relating to any pre-approved services, provided the additional fees do not exceed $100,000.
The chairperson must report any decisions made pursuant to these delegations to the audit committee at its next scheduled meeting. Periodically, but not less than quarterly, our controller provides the audit committee with a report of audit and non-audit services provided and expected to be provided by the independent registered public accounting firm. A copy of our audit and non-audit services policy is available on our website.
Principal accountant fees and services
Fees paid to Ernst & Young for each of the last two fiscal years are listed in the following table.

Service Provided	2023	2022

Audit [1]	$6,342,389	$6,452,356
Audit-Related Fees [2]	—	—
Tax Fees [3]	134,795	128,732
All Other Fees [4]	—	—
Total	$6,477,184	$6,581,088
1Fees for professional services rendered for the integrated audit of the consolidated financial statements of CME Group and, as required, audits of various domestic and international subsidiaries and other agreed-upon procedures.
2Fees for assurance and related services, including consultation on accounting and internal control matters, financial compliance reports and agreed-upon procedures not required by regulation.
3Fees for services rendered for tax return preparation, tax advice and other international, federal and state projects. In 2023 and 2022, tax compliance and preparation fees were $120,000 and $35,500, respectively.
4Fees for services not included in the foregoing categories.
The audit committee has considered whether the provision of non-audit services is compatible with maintaining the registered public accounting firm's independence. All of the projects included in the foregoing fee table were pre-approved by the audit committee in accordance with our audit and non-audit services policy.
Audit committee financial experts
The board has determined that Messrs. Gerdes and Kaye and Ms. Benesh each meet the SEC's definition of an audit committee financial expert. Each member of the audit committee is independent in accordance with the audit committee independence requirements under Nasdaq listing standards.
Required vote
This item must receive a "FOR" vote from the holders of a majority of the shares of our Class A and Class B common stock present in person or represented by proxy and entitled to vote on this matter at the annual meeting, voting together as a single class, to ratify the appointment.

54	CME GROUP	2024 PROXY STATEMENT

Audit Committee Report
ROLES AND RESPONSIBILITIES. The audit committee reviews CME Group's financial reporting process on behalf of the board. Management has the primary responsibility for establishing and maintaining adequate internal financial controls, for preparing the financial statements and for the public reporting process. Ernst & Young LLP, the company's independent registered public accounting firm for 2023, is responsible for expressing opinions on the conformity of the company's audited financial statements with generally accepted accounting principles and on the company's internal control over financial reporting. A copy of the audit committee charter, which has been adopted by our board of directors and further describes the role of the audit committee in overseeing our financial reporting process, is on our website under "Investor Relations — Corporate Governance — Board Committees."
REQUIRED DISCLOSURES AND DISCUSSION. The audit committee has reviewed and discussed with management and Ernst & Young the audited financial statements for the year ended December 31, 2023 and Ernst & Young's evaluation of the company's internal control over financial reporting. The committee has also discussed with Ernst & Young the matters that are required to be discussed under the applicable requirements of the PCAOB and the SEC. Ernst & Young has provided to the committee the written disclosures and the PCAOB-required letter regarding its communications with the audit committee concerning independence, and the committee has discussed with Ernst & Young that firm's independence. The committee has concluded that Ernst & Young's provision of audit and non-audit services to CME Group is compatible with Ernst & Young's independence. The audit committee regularly meets with the independent auditor, both in regular session and in executive session, to discuss our financial reporting processes, internal controls, required communications to the audit committee, the critical audit matters arising from the current period audit of the financial statements, fraud risks and any other matters that the committee or the independent auditor deem appropriate.
AUDIT COMMITTEE RECOMMENDS INCLUDING THE FINANCIAL STATEMENTS IN THE ANNUAL REPORT. Based on the review and discussions referred to above, the audit committee recommended to the board that the audited financial statements for the year ended December 31, 2023 be included in our 2023 Annual Report on Form 10-K for filing with the SEC. This report is provided by the following independent directors, who currently comprise the audit committee:
The Audit Committee
Daniel G. Kaye, Chairperson
Kathryn Benesh
Elizabeth A. Cook
Larry G. Gerdes
Deborah J. Lucas
Terry L. Savage
Dennis A. Suskind

2024 PROXY STATEMENT	CME GROUP	55

ITEM THREE
Advisory Vote on the Compensation
of our Named Executive Officers

Factors to consider
The board and the compensation committee are committed to sound governance practices and recognize the interest our shareholders have expressed in CME Group's executive compensation program. As part of that commitment, and pursuant to Section 14A of the Exchange Act, our shareholders are being asked to approve an advisory resolution on the compensation of our named executive officers, as reported in this proxy statement.
This proposal, commonly known as the "say-on-pay" proposal, gives you the opportunity to approve our 2023 executive compensation program and policies for our named executive officers through a vote "FOR" the approval of the following resolution:
RESOLVED, that the shareholders of CME Group approve, on an advisory basis, the compensation of CME Group's named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC in the proxy statement for the CME Group 2024 annual shareholders meeting (which disclosure includes the Compensation Discussion and Analysis, the executive compensation tables and any related material).
We currently hold our advisory "say-on-pay" proposal every year. This vote is not intended to address any specific item of compensation, but rather our overall compensation policies and procedures relating to our named executive officers. Accordingly, your vote will not directly affect or otherwise limit any existing compensation or award arrangement of any of our named executive officers. Because your vote is advisory, it will not be binding on the board. The board and the compensation committee, however, will take into account the outcome of the "say-on-pay" vote when considering future compensation arrangements. See pages 10 to 13 for more information on our engagement efforts and the actions taken in response.
Required vote
This item must receive a "FOR" vote from the holders of a majority of the shares of our Class A and Class B common stock present in person or represented by proxy and entitled to vote on this matter at the annual meeting, voting together as a single class, to be approved.
BOARD RECOMMENDATION Our board recommends that shareholders vote "FOR" the advisory proposal on the compensation of our named executive officers.

You are being asked to vote on a non-binding advisory proposal on our executive compensation program for our named executive officers, as described in our Compensation Discussion and Analysis beginning on page 64 and executive compensation tables beginning on page 79.

56	CME GROUP	2024 PROXY STATEMENT

ITEM FOUR
Election of Class B-1, Class B-2
and Class B-3 Directors

Each Class B director's term will last until the 2025 annual meeting. If you own more than one share of Class B-1, Class B-2 or Class B-3 common stock, you must vote each class of your Class B-1 shares, Class B-2 shares and/or Class B-3 shares the same way. You may not split your vote. If you do so, your vote will be invalid.
In order to hold a valid election of the Class B director(s) elected by a particular class, a quorum of that class (holders of at least one-third of the outstanding shares of that class) must be present or represented by proxy, at the annual meeting. From time to time, at the time of the annual meeting, the quorum required for a particular class was not satisfied. At the 2023 annual meeting, there was no quorum for the Class B-1, Class B-2 and Class B-3 elections. In the absence of a quorum, no valid election can take place under our charter and bylaws. As a consequence, the Class B director(s) serving on the board of the affected classes at the time of the annual meeting would become "holdovers" under Delaware law and our bylaws, and would continue to serve until their successor(s) are duly elected at the 2025 annual meeting or their earlier resignation or removal. Due to the lack of quorums in prior elections, all Class B directors are holdovers from their prior valid election.
Required votes
The three nominees for Class B-1 director receiving the highest number of "FOR" votes will be elected. The two nominees for Class B-2 director receiving the highest number of "FOR" votes will be elected. The nominee for Class B-3 director receiving the highest number of "FOR" votes will be elected.
Class B director nominees
Ages of the nominees are as of March 11, 2024, and the nominee's trading badge symbol is shown in parenthesis.

NOMINATING AND GOVERNANCE COMMITTEE RECOMMENDATION
The committee recommends that the Class B-1, Class B-2 and Class B-3 shareholders vote "FOR" all of the Class B nominees for their applicable class of Class B shares.

Class B-1 shareholders are being asked to vote for three Class B-1 directors, Class B-2 shareholders are being asked to vote for two Class B-2 directors and Class B-3 shareholders are being asked to vote for one Class B-3 director.

2024 PROXY STATEMENT	CME GROUP	57

ITEM FOUR	TABLE OF CONTENTS
Class B-1 director nominees (Class B-1 shares only)

William W. Hobert (WH)
	AGE: 60	DIRECTOR SINCE: 2018	COMMITTEES: CHOC

Mr. Hobert founded WH Trading, LLC, a proprietary options and futures trading firm, in 1998. WH Trading serves as a market maker and liquidity provider in numerous asset classes at CME in both its open outcry and electronically traded markets. From 1988 to 1994, Mr. Hobert worked for Cooper-Neff and Associates as an FX options market maker on the floor of CME and in over-the-counter markets. In 1994, he founded Hobert Trading Inc., which is currently a member of WH Trading, LLC. Mr. Hobert serves as a director of our political action committee.
Mr. Hobert has over three decades of industry experience as an open outcry market maker, electronic options and futures trader, company founder and owner of WH Trading. In his role there, he oversees the technology, risk management, operations and strategy development of the firm. He led WH Trading's transition to a technology firm with the build of an electronic, automated trading operation. His career also includes government advocacy relating to the industry, including informal sessions with the SEC and CFTC Commissioners, House and Senate Committees and Congressional Leadership.

Independent

Patrick J. Mulchrone (PJM)
	AGE: 66	DIRECTOR SINCE: 2020	COMMITTEES: CHOC, FC

Mr. Mulchrone has been a member of CME since 1980. He previously served as a member of our board from 1991 to 2001, including holding the position of Vice Chairman. Mr. Mulchrone served as a filling order broker in the Eurodollar pit until 2004. Mr. Mulchrone has been an independent trader from 2004 to present. Mr. Mulchrone is a founder of Advantage Futures (2003). He served as a member of the board of directors of Standard Bank & Trust until its sale in 2017. Mr. Mulchrone serves on the Board of Advisors of Misericordia Home. He serves as a Co-Vice Chair of our political action committee and has served on the Class B-2 nominating committee. Mr. Mulchrone received a B.S. in Accounting from Western Illinois University.
Mr. Mulchrone brings more than 40 years of experience in the futures industry. In 2003, he founded Advantage Futures LLC, which has become one of the highest volume futures clearing firms in the industry with a diverse and expanding client base. Mr. Mulchrone's career also included his service on the board of governors at CME during the time when we transitioned from a member-owned and -run exchange to our for-profit organization. His career also includes service on the board of directors of the Standard Bank and Trust (2001 to 2017) where he was part of team that grew the assets fourfold to $2.5 billion. In 2017, Mr. Mulchrone was part of the team that led the successful sale of Standard Bank. As a Co-Vice Chair of our political action committee, Mr. Mulchrone has regular interaction with government officials.

Independent

58	CME GROUP	2024 PROXY STATEMENT

TABLE OF CONTENTS	ITEM FOUR

Robert J. Tierney Jr. (RJT)
	AGE: 48	DIRECTOR SINCE: 2019	COMMITTEES: CHOC, NGC

Mr. Tierney has been a member of CBOT since 1999, CME since 2012 and NYMEX/COMEX since 2020. Currently Mr. Tierney is a managing partner and owner of Kore Trading LLC, a registered member firm holding multiple memberships on all CME group exchanges. Kore Trading actively trades most CME asset classes as well as U.S. Treasuries on BrokerTec. Mr. Tierney's firm mentors, trains and fosters college graduates in various CME group spread products. In addition, Kore Trading has developed and created proprietary software to foster growth. Mr. Tierney serves on our business conduct committee and as a director of our political action committee.
Through ownership and management of Kore Trading, Mr. Tierney brings his electronic trading background, knowledge of technology and management experience. His broad and extensive trading career brings valuable insight into the end user experience of our products and systems, including from the firm's seasoned traders as well as those new to the industry. In his role at Kore Trading, Mr. Tierney has also gained significant skills from his participation in the firm's innovation and development of emerging technologies.

Independent

2024 PROXY STATEMENT	CME GROUP	59

ITEM FOUR	TABLE OF CONTENTS
Class B-2 director nominees (Class B-2 shares only)

Michael G. Dennis (MKI)
AGE: 43	DIRECTOR SINCE: 2020	COMMITTEES: CHOC, FC

Mr. Dennis started his career in the derivatives industry working for a proprietary trading firm as a liquidity provider trading back-month Eurodollar futures and U.S. cash government securities. Currently, Mr. Dennis is a Principal and the Chief Commercial Officer of ABN AMRO Clearing USA LLC, one of the largest global futures clearing firms. Prior to ABN AMRO, Mr. Dennis was a Director at Societe Generale who focused on Prime Brokerage and Clearing Services. Mr. Dennis is a member of the CME and CBOT and currently serves on the business conduct committee, previously serving on our probable cause committee. Mr. Dennis is a graduate of Marquette University with a Bachelor of Science in Finance and holds Series 3, 63, 7 and 24 licenses. Mr. Dennis also devotes time to external activities such as Misericordia Heart of Mercy, Danny Did Foundation, A Leg to Stand on and CURE (Citizens United for Research in Epilepsy).
Mr. Dennis has been involved in the financial services industry for the past 20 years. Currently, Mr. Dennis is the Chief Commercial Officer of ABN AMRO Clearing USA LLC. As part of his current role, Mr. Dennis is responsible for many of the strategic decisions at the firm, as well as innovation around new products and service enhancements. He also serves on the firm's management team, which is responsible for the firm's operations and performance. Mr. Dennis is also a member of the firm's business crisis team, where he has gained experience in monitoring and addressing crisis events, including the processes for fallback mode, repair, analyze and resolve, stand down procedure and resumption of business as usual. As an employee of ABN AMRO Clearing USA LLC, Mr. Dennis is required to participate in monthly, quarterly and annual training and testing as it relates to cybercrimes, various industry rules and regulations and potential threats to the firm's infrastructure. As a former trader, he has gained an understanding of a variety of trading technologies and controls as well as a deep understanding of market structure.

Patrick W. Maloney (PAT)
	AGE: 62	DIRECTOR SINCE: 2020	COMMITTEES: RC

Mr. Maloney has been a member of CME since 1985. Mr. Maloney has served as an independent floor broker in the Eurodollar (now SOFR) option pit from 2007 to present. Mr. Maloney has served on numerous CME functional committees: pit committee 1997-1999, nominating committee 1995-1996, arbitration committee 1994-1995, booth space committee 1992-1996 and floor practices committee 1995-1997. Mr. Maloney serves as a director of our political action committee.
Mr. Maloney has served as a full-time floor trader and broker since 1985. Through this experience, he brings to the board his views as an active market participant and can convey the valuable perspective from the traders he interacts with on a daily basis. Over his career, he has served on numerous exchange-related committees.

Independent

60	CME GROUP	2024 PROXY STATEMENT

TABLE OF CONTENTS	ITEM FOUR
Class B-3 director nominee (Class B-3 shares only)

Elizabeth A. Cook (LZY)
	AGE: 63	DIRECTOR SINCE: 2015	COMMITTEES: AC, CC

Ms. Cook has been a member of CME since 1983, starting her career in 1978 as a runner for Clayton Brokerage Inc. She is a member of the board's compensation and audit committees. Ms. Cook actively participates as co-chair of the CME arbitration and floor conduct committees and serves on the board of the CME Gratuity Fund. In addition, she serves on CME's membership and business conduct committees and continues her involvements with our political action committee. Ms. Cook is the founder and owner of MiCat Group LLC, a firm specializing in option execution services focusing on equities, FX and interest rates. She also serves as president of Lucky Star LLC, a commercial property management company. Ms. Cook serves as President of Women in Listed Derivatives Gives Back and on the board of trustees of Associated Colleges of Illinois. Her external activities include NACD Governance Fellow and completion of its Director Professionalism course, member of Business Executives for National Security, Ambassador of the Navy SEAL Foundation, Ambassador for The ALS United Greater Chicago and an active supporter of Honor Flight Chicago. Ms. Cook has participated in numerous risk and audit educational programs and as a long-time market participant has significant risk management experience.
Ms. Cook brings her experience as a member since 1983 with a focus on our options complex, particularly FX and Eurodollar (now SOFR) options. Through her service on our disciplinary committees, Ms. Cook has gained insight into hearing and reviewing disciplinary charges and determining appropriate action. Ms. Cook, as a long-time user of our markets, has gained an understanding of our customer-facing systems and controls. Through her participation in the NACD's educational program, she has been recognized as a Governance Fellow gaining insight into best practices relating to corporate governance and board operations.

Independent

2024 PROXY STATEMENT	CME GROUP	61

Compensation Committee Matters

This section provides an overview of the role and responsibility of our compensation committee. We have an executive compensation program that is designed to tie pay to performance, balance rewards with prudent business decisions and risk management, and focus on both annual and long-term performance for the benefit of our shareholders. In designing our program, we also take into consideration our unique role in the financial services industry.
Our compensation committee provides oversight of our compensation program for our senior management group
The compensation committee is composed of six independent directors. The primary responsibilities of the compensation committee are to review and approve compensation arrangements for our senior management group (our Chairman and Chief Executive Officer and the other members of our Management Team), to review and recommend compensation arrangements for non-employee members of the board of directors, to adopt incentive compensation plans in which senior management is eligible to participate and to oversee matters relating to employee compensation, employee benefit plans and employee incentive programs. Our performance metrics relating to human capital management are percentage of voluntary turnover, open roles filled with internal candidates and employees promoted and we make reports to the compensation committee regarding these programs. We also report to the compensation committee on our diversity and inclusion initiatives, the results of our employee engagement surveys and our human resources risks as part of our ERM Program. A complete description of the committee's responsibilities may be found in its charter, a copy of which is on our website.
There were nine meetings of the committee in 2023. The committee typically meets in executive session for a portion of each regular committee meeting and may include members of management as appropriate. The committee provides regular reports to the board of directors on its activities.
The committee considers the recommendations of our Chairman and Chief Executive Officer in approving compensation for our other executive officers
The committee is solely responsible for approving the compensation of our executive officers. The committee, however, takes into consideration the recommendations of our Chairman and Chief Executive Officer in approving compensation for executive officers, other than himself.
The committee delegates authority to our Chairman and Chief Executive Officer on a limited basis subject to pre-established criteria
Subject to pre-established guidelines for individual awards and aggregate value limitations, the committee delegates authority to the individual in the role of Chief Executive Officer to approve salary increases, equity awards and annual cash bonus awards for employees other than the executive officers. The committee reviews annual reports on the use of such delegation.
Our program is designed to create long-term shareholder value while discouraging excessive risk taking
We realize that it is not possible to grow and enhance long-term shareholder value without assuming some level of risk. This is true whether we decide to make an acquisition, introduce a new product or change our corporate strategy. Our compensation program is designed to provide appropriate incentives for creating long-term shareholder value and delivering on our financial and strategic goals while discouraging excessive risk taking.

62	CME GROUP	2024 PROXY STATEMENT

TABLE OF CONTENTS	COMPENSATION COMMITTEE MATTERS
Several elements of our program, which are discussed in more detail in the Compensation Discussion and Analysis section beginning on page 64, are designed to promote the creation of long-term value and thereby discourage behavior that leads to excessive risk taking. The following are the key elements of our program designed to address compensation risk:
•We utilize a mix of both fixed and variable compensation. Our fixed pay is intended to provide a stable income.
•A significant portion of our senior management group compensation is composed of long-term equity incentives and the senior management group is also subject to company stock ownership guidelines based on their level of responsibility.
•Our annual cash bonus plan for our senior management group and other senior employees as currently in effect will not pay out in the event we fail to achieve cash earnings at or above the threshold level of performance.
•We set maximum guidelines for annual incentive and long-term incentive awards, thereby establishing and communicating potential payouts.
•All compensation of our senior management group is subject to the approval of the compensation committee, which includes the ability to decrease an award for failure to perform or inappropriate risk taking.
•We have adopted a clawback policy that applies to our current or former Section 16 executive officers, including our named executive officers, that requires recoupment of unearned performance-based compensation in the event of a financial restatement, in compliance with the requirements of the Dodd-Frank Act, final SEC rules and the applicable Nasdaq listing standard. In addition, we maintain a compensation recoupment policy for other senior employees who are not Section 16 executive officers who may be required to repay any previously granted annual bonus awards to the extent that all or a portion of such awards were not actually earned due to a financial restatement.
•We prohibit all of our employees and board members from engaging in any derivative transactions in our securities (hedging the economic risk of their ownership of our stock) and have adopted a policy restricting the pledging of our Class A shares by our board members and executive officers.
•As discussed below, the committee engages its independent compensation consultant to advise on executive compensation best practices and to provide counsel as it considers executive compensation programs and arrangements, as it deems appropriate.
Our compensation committee has its own independent compensation consultant
The committee has engaged Meridian Compensation Partners, LLC (Meridian) to serve as its independent advisor. During 2023, Meridian provided information on trends in executive compensation as well as general executive compensation advice. They advised the committee regarding the feedback received through investor outreach efforts, associated actions and related disclosure.
Management also engages its own consultants to provide advice as it relates to compensation programs. In 2023, management engaged Exequity LLP for information on executive compensation practices and technical guidance on executive compensation matters.
Such consultants may attend compensation committee meetings and provide advice to the compensation committee. The committee at its discretion may also include its independent advisor in such reviews and decision-making processes, meeting either jointly or separately from management and management's consultant.
The committee has assessed the independence of the advisors it engaged in 2023 relative to the factors identified by the SEC and Nasdaq.
Our compensation committee is composed of independent members with limited relationships with the company (compensation committee interlocks and insider participation)
For 2023, Charles P. Carey, Timothy S. Bitsberger, Elizabeth A. Cook, Ana Dutra (retired from the board in May 2023), Daniel R. Glickman, Terry L Savage and Rahael Seifu served as members of the compensation committee. During 2023, none of the members of the compensation committee had served at any time as an officer or employee of CME Group. None of the members of the compensation committee has any relationship with us other than service as a director or member of one of our exchanges, except for (i) Mr. Carey paid fees indirectly to us relating to trading activity in excess of $120,000 during 2023 and serves as a member of our Agricultural Markets Advisory Council (AMAC) and (ii) Mr. Glickman serves as Co-Chair and a member of AMAC. AMAC was formed to facilitate an open dialogue and drive collaboration among agricultural organizations, commodity groups and academics. For their participation, Messrs. Glickman and Carey are eligible for an annual stipend of $10,000 paid by CME Group. Other than the stipends for AMAC, none of the members of the compensation committee received any compensation from us other than in the capacity as a member of the board or a committee. No interlocking relationship exists between the members of our board or the compensation committee and the board of directors or compensation committee of any other company.

2024 PROXY STATEMENT	CME GROUP	63

Compensation Discussion and Analysis

This discussion provides you with a detailed description of our compensation program for our named executive officers. It also provides an overview of our compensation philosophy and our policies and programs, which are designed to achieve our compensation objectives, and an overview of our program as it relates to other members of our Management Team. These individuals along with our named executive officers are referred to as our senior management group.

Key topics covered in our compensation discussion and analysis
•Executive Summary, page 65
•Philosophy and Objectives, page 66
•Peer Group, page 67
•Principal Elements of our Compensation Program, beginning on page 68
•2023 Named Executive Officer Annual Bonus Awards, page 72
•2023 Named Executive Officer Equity Awards, page 73
•Stock Ownership Guidelines, Hedging Policy, Tally Sheets and Recoupment Policies, beginning on page 77
Addressing the 2023 and 2022 say-on-pay voting results
As described in the Proxy Statement Summary (pages 10 through 13), we enhanced our engagement efforts with our shareholders. The purpose of these engagements was to ensure we understood the reasons for how shareholders voted and that our planned actions were responsive. As a result of these engagements, which were predominantly led by a member of our board, our compensation committee took a number of actions, including:
•Enhancing our long-term incentive plan to include the additional performance metric of absolute net income margin and a vesting cap in the event that absolute TSR for the applicable three-year period is negative
•Modifying our Omnibus Stock Plan to move from a "single trigger" to a "double trigger" vesting in the event of a change of control
•Enhancing disclosure on our compensation program and practices to provide better transparency and understanding of how it ties pay to performance
2023 named executive officers
Terrence A. Duffy, Chairman and Chief Executive Officer
Lynne C. Fitzpatrick, Chief Financial Officer
Julie Holzrichter, Chief Operating Officer
Derek L. Sammann, Global Head of Commodities, Options and International Markets
Sunil K. Cutinho, Chief Information Officer
John W. Pietrowicz, Former Chief Financial Officer

64	CME GROUP	2024 PROXY STATEMENT

TABLE OF CONTENTS	COMPENSATION DISCUSSION & ANALYSIS
For the biographies of our current executive officers, including the named executive officers, please see Item 1. Business — Human Capital Management - Information about our Executive Officers beginning on page 14 of our 2023 Annual Report on Form 10-K, filed with the SEC on February 28, 2024.
Executive summary
OUR BUSINESS
As the world's leading derivatives marketplace, CME Group enables clients to trade futures, options, cash and OTC markets, optimize portfolios, and analyze data – empowering market participants worldwide to efficiently manage risk and capture opportunities. CME Group exchanges offer the widest range of global benchmark products across all major asset classes based on interest rates, equity indexes, foreign exchange, energy, agricultural products and metals. The company offers futures and options on futures trading through the CME Globex platform, fixed income trading via BrokerTec and foreign exchange trading on the EBS platform. In addition, it operates one of the world's leading central counterparty clearing providers.
For more information on our business, see Business and Management's Discussion and Analysis of Financial Condition and Results of Operations in our Annual Report and in the Proxy Statement Summary on page 6.
2023 COMPENSATION HIGHLIGHTS FOR OUR NAMED EXECUTIVE OFFICERS
The compensation committee took the following compensation actions with respect to our named executive officers during 2023 or related to 2023 performance:
•Entered into a revised employment agreement with Mr. Duffy in December 2023, extending his employment term to December 31, 2025. In connection with the revised employment agreement, no changes were made to Mr. Duffy's compensation. The full details of the revised employment agreement can be found on page 87.
•Awarded base salary increases to Ms. Fitzpatrick in early 2023 and 2024 to better align her compensation to market competitive levels and in recognition of her expanded responsibilities as Chief Financial Officer as described on page 70.
•Awarded annual bonuses to our named executive officers in respect of 2023 based on our achievement of cash earnings at approximately 119.5% of the target goal as described on page 72. For 2023, we set a cash earnings goal for the annual bonus program that required significant effort on behalf of our management as described on page 70. In response to investor feedback, we have enhanced the disclosure regarding our process for setting the cash earnings goal.
•Certified results for the September 2020 award of performance shares based on TSR relative to the S&P 500 for the 2021-2023 performance period. Based on the company's performance against the pre-established goal, 169.44% of the target number of shares were earned. These shares became vested in March 2024 as described beginning on page 75.
•In response to investor feedback, approved absolute net income margin performance as a secondary metric in the performance share design for 2023 awards to strengthen the focus on an operational measure of success within management's control. For purposes of our performance share awards, net income margin is measured on an absolute basis over a three-year period. For 2024-2026, the committee set an absolute net income margin target goal that requires significant effort on behalf of our management. Our performance share design is described on page 73.
•In response to investor feedback, approved the use of a vesting cap for the performance shares tied to relative TSR beginning with the 2023 awards. In the event that TSR is negative for the three-year performance period, the payout is capped at 100% of the target award as described on page 74.
•Awarded equity grants to our named executive officers in September 2023 to encourage long-term retention while focusing management on longer-term value creation. The awards were comprised of 50% time-vested restricted stock and 50% performance shares, with 50% of the performance shares tied to TSR relative to the S&P 500 and 50% tied to absolute net income margin performance, measured over a three-year period (2024-2026) as described on page 73.
•Approved the terms of a retirement agreement with Mr. Pietrowicz, our former Chief Financial Officer, to ensure a smooth and successful transition of the chief financial officer duties. On April 1, 2023, Mr. Pietrowicz stepped down from his position as Chief Financial Officer and Ms. Fitzpatrick assumed the role. Mr. Pietrowicz remained employed by the company through December 31, 2023 in the role of Special Advisor. The details of the retirement agreement with Mr. Pietrowicz can be found on page 89.
•In 2023, at least 50% of target total compensation for each of our named executive officers was considered performance-based, as it was directly tied to cash earnings, net income margin or relative stock performance goals.

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KEY ELEMENTS OF THE PROGRAM ARE DESIGNED TO ENSURE PAY FOR PERFORMANCE
Our overall goals and philosophy are complemented by several specific elements that are designed to align the compensation for our senior management group with our performance and position the company for creating long-term shareholder value including:
•Our annual bonus is tied to our generation of cash earnings. To the extent we fail to achieve cash earnings at the threshold level, representing 25% below the target, no annual cash bonuses would be paid to our senior management group. The annual bonus opportunities for our named executive officers are set forth on page 72. We believe the cash earnings metric is a key component to measuring our growth and contributes directly to deriving value for our shareholders as it is the metric used for determining our regular quarterly dividend payments.
•The aggregate amount of our annual bonus pool is subject to an overall cap when we achieve cash earnings at the maximum level, representing 20% above the established target. We believe this cap provides transparency to our investors as to our compensation exposure and the expected expense is accrued on a quarterly basis based on actual cash earnings performance.
•In addition to verifying the annual achievement of cash earnings for purposes of our annual bonus program, our compensation committee also considers other measures of our performance, such as our net income, TSR, earnings per share and non-financial aspects of our performance including progress against our annual and strategic goals, as appropriate.
•Our annual long-term incentive awards for our senior management group are comprised of 50% time-vested restricted shares and 50% performance shares. The performance shares have a three-year performance period with TSR relative to the S&P 500 and absolute net income margin as the performance metrics. These performance metrics, when combined with the cash earnings performance metric in our annual bonus plan, focus our senior management group on financial and operational measures of success and shareholder results. The annual equity award opportunities for our named executive officers are set forth on page 73.
•Our senior management group is subject to stock ownership guidelines as discussed on page 77.
•To ensure alignment with our shareholders, we have a policy that prohibits all employees and board members from engaging in any hedging or other derivative transactions with respect to CME Group stock as well as a policy which restricts pledging of our Class A common stock by our board members and executive officers.
Philosophy and objectives of our compensation program
The elements of our executive compensation program are designed to:
•Pay for performance. Focus on company and individual achievement for the benefit of CME Group and its shareholders through the incorporation of a significant portion of annual compensation for our senior management group that varies based on company and individual performance.
•Reward financial performance without incentivizing undue risk. Motivate and reward our employees to achieve results in support of our strategic initiatives and to encourage profitability and growth while discouraging excessive risk taking.
•Hire and retain top caliber executives. Our compensation and benefits program is competitively designed to attract and retain top talent.
•Align with shareholder value. The interests of our senior management group are linked to those of our shareholders through the risks and rewards of the ownership of our stock. The overall design of the program, while competitive, should also be at a reasonable cost to our shareholders.
OUR PROGRAM IS DESIGNED TO BE CONSISTENT WITH BEST PRACTICES
The compensation committee designs our compensation program to motivate our senior management group to lead our entire company toward achieving short- and long-term financial and strategic goals, in addition to increasing shareholder value, all without encouraging excessive risk taking. The committee continually evaluates what it considers to be best practices in executive compensation, and modifies our program to support our strategies and provide an appropriate balance of risk and reward. The following highlights our current compensation practices that we believe drive performance and focus our senior management group on the creation of long-term value:
•We tie pay to performance. In 2023, at least 50% of the target total compensation opportunity for our named executive officers was tied to specific cash earnings, net income margin or relative TSR performance goals.
•We set objective targets tied to company performance for our annual cash bonus that must be met at the threshold level in order to fund the annual bonus pool.
•We mitigate undue risk, including utilizing caps on potential payouts and clawback provisions.

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•We have reasonable post-employment and change of control provisions.
•We use employment contracts on a limited basis. Contracts do not include excessive severance payments or "golden parachute" tax gross ups.
•We have adopted stock ownership guidelines and restrictions on hedging and pledging transactions to ensure our executives' interests are linked to those of our shareholders.
•We provide only modest perquisites.
•Our compensation committee reviews the reasonableness of our compensation by reviewing "tally" sheets and wealth accumulation reports.
•Our compensation committee consults with its independent compensation consultant when considering significant changes to our program.
Use of competitive data and comparison practices
BENCHMARKING PRACTICES
We are a complex organization that seeks to attract talent from a broad group of companies primarily located in the financial services industry and within the technology sector. Because no individual company or single group of companies is exactly comparable to CME Group, when reviewing competitive data, we consider a broad set of data from a number of sources. We believe that reviewing a combination of published survey compensation data in addition to publicly available compensation data (e.g. proxy statements) provides a valid reference point for the range of pay among companies with whom we compete for executive talent.
We broadly target compensation opportunities at the median (50th percentile) of the market, in total and for each component of pay for target performance levels. However, we believe that benchmarking does not provide a complete basis for establishing compensation. Therefore, we do not use the market statistics rigidly, nor do we apply any specific formula to the data. We also review the range of values around the median, including the 25th and 75th percentiles.
We use the competitive compensation data for several purposes as it relates to the named executive officers and other employees. We use it to assess the competitiveness of total compensation for individual members of senior management and other employees on an annual basis, and we use it to develop and evaluate total compensation programs and guidelines for senior management and other employees on a more ad hoc basis. When making decisions about senior management pay we analyze compensation relative to the market median levels, and may make adjustments for market conditions and special considerations as appropriate in the context of our pay for performance philosophy. The compensation committee, within its discretion, may make alterations based on its evaluation of the benchmarking data, as it deems appropriate, to ensure that our senior management compensation is performance-based and competitive in nature.
CME GROUP COMPENSATION PEER GROUP
The following peer group was used for benchmarking our program for senior management and members of our board in 2023.

CBOE Holdings Inc.	Equifax Inc.
Fiserv Inc.	Franklin Resources Inc.
IntercontinentalExchange Inc.	Invesco Ltd.
MasterCard Inc.	Moody's Corp.
Nasdaq Inc.	Northern Trust Corp.
Paychex Inc.	Schwab (Charles) Corp.
S&P Global Inc.	T. Rowe Price Group Inc.
Western Union Co.
In selecting the peer group for executive compensation purposes, we targeted the following industries: exchanges, financial services, technology, transaction services and other technology-driven financial companies. We selected companies within these sectors of similar size as measured by revenue and market capitalization. The companies within the peer group generally range between 0.5 and 2.5 times CME Group in terms of revenues or market capitalization. At the time of the committee's annual review of

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key financial and performance measures of our peer group companies in 2023, CME Group was positioned at the 24th percentile of the peer group on revenue and at the 80th percentile on market capitalization.
COMPARISON OF CHIEF EXECUTIVE OFFICER PAY TO OTHER NAMED EXECUTIVE OFFICERS
The differences between the allocation of compensation of the individual serving in the role of Chief Executive Officer and the other named executive officers are primarily the result of the differences in the role and responsibilities of the individual within the organization, the level of competitive demand for the individual's talent in the industry and the results of our benchmarking studies for similarly situated positions in the marketplace. We have not adopted a policy whereby the compensation of the individual serving in the role of Chief Executive Officer or any other named executive officer must be a certain multiple higher or lower than any of the other named executive officers. In determining pay for the Chief Executive Officer and other named executive officers, we consider an individual's skills and experience, individual performance and level of impact on the company's performance. As previously discussed, we broadly target total compensation levels at the median (50th percentile) of our peer group.
ROLE OF INDIVIDUAL PERFORMANCE IN THE PROGRAM
While consideration of compensation data to ensure that our pay is competitive is a critical component of compensation decisions, individual performance is factored into setting compensation in the following ways:
•Base salary adjustments are based on an assessment of the individual's performance in the preceding year, changes in his or her responsibilities as well as a comparison with market data for comparable positions in our peer group and within the industry.
•Our incentive targets for annual bonus and equity opportunities are based on the individual's role and responsibilities in the organization in achieving our annual goals as well as the competitive market data for similarly situated positions in the marketplace.
•Individual performance and the achievement of specific performance goals, which may include the individual's role in the achievement of specific performance outcomes, is taken into consideration by the compensation committee in determining whether to use its discretion in approving annual bonuses and equity awards at, above or below the target level.
Principal elements of our compensation program
The principal components of our executive compensation program and the purpose of each component are presented in the following table.

Compensation Component	Key Characteristics	Purpose	Where Reported in More Detail

Base Pay	Fixed compensation component. Reviewed annually, and adjusted, if and when appropriate.	Intended to compensate the executive competitively with the market based upon their job duties and level of responsibility.	Summary Compensation Table on page 79 under "Salary" and described on page 70.
Annual Performance-Based Bonus	Variable compensation component. Opportunity based upon our performance measured by cash earnings achievement. Individual awards based on bonus opportunities and individual performance.	Intended to motivate and reward the executive's contribution to achieving our short-term/annual goals.
Summary Compensation Table under "Non-Equity Incentive Plan Compensation," Grants of Plan-Based Awards on page 81 under "Estimated Future Payouts Under Non-Equity Incentive Plan Awards" and described on page 72.

Long-Term Incentives	Variable compensation component. Amounts actually realized will depend upon company financial/stock performance. Individual awards based on equity opportunities and individual performance.	Intended to motivate and reward the executive’s contribution to achieving our long-term objectives and increasing shareholder value and to serve as a retention mechanism.	Summary Compensation Table under "Stock Awards", Grants of Plan-Based Awards under the columns referencing equity awards, Stock Vested on page 85 and described on page 72.

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Compensation Component	Key Characteristics	Purpose	Where Reported in More Detail

Health and Welfare Plans and Retirement Plans	Fixed component of pay.	Intended to provide benefits that promote employee health and support employees in attaining financial security.
Summary Compensation Table under "Change in Pension Value and Non-Qualified Deferred Compensation Earnings" and "All Other Compensation," Pension Benefits on page 86 and Non-Qualified Deferred Compensation on page 87.

Post-Employment Compensation	Contingent compensation component.	Intended to provide a temporary income source following termination (other than for cause) including in the case of a change-in-control to ensure continuity of management during that event.	Potential Payments to Named Executive Officers on page 91 and described on page 76.
We do not maintain formal targets for the allocation of total compensation through each of the foregoing elements. We believe that members of our senior management who have more direct responsibility for the performance of CME Group should have a greater percentage of their compensation tied to the performance of CME Group. In accordance with this philosophy:
•Base salary should represent a lower percentage of overall compensation as employees gain more responsibility with more direct influence over our performance.
•Employees in positions that most directly influence performance should have a larger percentage of their compensation tied to CME Group’s performance through equity awards with a portion of the equity awards tied to corporate performance goals.
•Actual awards of incentive compensation should be closely aligned with the performance of CME Group.
The following are the approximate average percentages the elements represent out of the total compensation for our named executive officers as a group for 2023 as set forth in the Summary Compensation Table:

Base Salary	Annual Cash Bonus [1]	Annual Equity [2]	Other Compensation [3]

11%	31%	54%	4%
1Annual cash bonus is composed of the amounts listed in the Summary Compensation Table for 2023 under "Non-Equity Incentive Plan Compensation."
2Annual equity value shown is composed of the amounts listed in the Summary Compensation Table for 2023 under "Stock Awards."
3Other compensation is composed of amounts listed in the Summary Compensation Table for 2023 under "Change in Pension Value and Non-Qualified Deferred Compensation Earnings" and "All Other Compensation" columns.

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DESCRIPTION OF EACH ELEMENT OF COMPENSATION
Base salary
We generally target base salary at the 50th percentile of the competitive market relative to each position's duties and level of responsibility. Each year the compensation committee reviews the base salaries of the senior management group taking into consideration their total compensation. In general, the evaluation of base salaries involves a review of a variety of factors:
•The nature and responsibility of the position;
•The impact, contribution, expertise and experience of the individual;
•Competitive market information regarding salaries to the extent available and relevant;
•The importance of retaining the individual along with the competitiveness of the market for the individual's talent and services; and
•Recommendations of the Chairman and Chief Executive Officer (except in the case of his own compensation).
The company is committed to providing fair and equitable pay to our employees. We have developed a formal, centralized compensation program to ensure that decisions about pay are based on job-related factors such as the responsibilities of the role, individual performance and the knowledge, skills and experience that each individual brings to the role. We review employee pay on a regular basis and make adjustments to pay whenever needed to ensure that similarly situated employees are paid equitably.
Ms. Fitzpatrick received increases in annual base salary from $350,000 to $400,000 effective January 1, 2023 and from $400,000 to $525,000 effective January 1, 2024 to better align her compensation with market competitive levels and in recognition of her expanded responsibilities as Chief Financial Officer.
Annual bonus
Our annual bonus program is designed to provide incentives to the named executive officers and other members of senior management to drive annual performance based on our strategic goals as approved by the board. In support of our pay-for-performance philosophy, the annual bonus plan is only funded when we achieve cash earnings at or above the threshold level. We use cash earnings as our funding metric because we believe it provides a transparent view of CME Group's operational and financial performance during the year. Cash earnings provides alignment with shareholders as it is also the metric used in our dividend policy, which provides that our dividend target for our regular quarterly dividends is set at approximately 50% to 60% of the prior year's cash earnings.
The cash earnings target is established to motivate our named executive officers toward operational excellence and superior financial performance and is designed to be challenging to meet, while remaining achievable with concentrated effort and focus. The cash earnings target goal is derived from the annual financial plan. The financial plan for each year is developed based on the results of a strategic planning process, taking into account our annual goals and considering events and impacts that are beyond our control (e.g. market conditions, legislative and regulatory activity, changes in governmental monetary policies, etc.) as well as initiatives where management has a direct impact on performance, including expense management. The financial plan is first presented to the finance committee, where it is actively discussed and challenged as appropriate, and then once it is determined to be both challenging to meet but achievable with focused effort, presented to the board for approval. The compensation committee takes the financial plan and calculates the cash earnings target and approves the target goal for purposes of the annual bonus program. While we expect to set a challenging cash earnings goal each year that drives the growth of our business, the compensation committee does not have a policy whereby it requires the current year's cash earnings target to be above the prior year's actual cash earnings performance. The committee considers the specific business conditions and market conditions in a given year when setting the cash earnings goal for the annual bonus program in alignment with the goal of incentivizing performance and creating long-term shareholder value.
Annual bonuses will only be paid to our senior management group to the extent we achieve cash earnings at or above the threshold level, which was set at 25% below the target performance goal for 2023. The annual bonus pool is subject to a cap when we achieve cash earnings at the maximum level, which is set at 20% above the established target goal. It is anticipated that the achievement of the maximum level of cash earnings would be exceptional, requiring extraordinary effort on the part of our senior management.

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Our cash earnings are calculated using the following formula for the purpose of the annual bonus.

Cash Earnings Calculation for Annual Bonus

Net Income
+ Depreciation
+ Stock-Based Compensation*
+ Amortization on Purchased Intangibles*
- Capital Expenditures
= Cash Earnings
+/- Net Interest Expense*
= Bonus Incentive Plans Cash Earnings Target as approved by compensation committee

*Adjusted on an after tax basis
The following shows our cash earnings goals and actual achievement for 2023 for purposes of our annual bonus program:

Threshold	Target	Maximum	Actual[1]

$2.242 billion	$2.989 billion	$3.587 billion	$3.573 billion
1 See Appendix A for a reconciliation of cash earnings for our annual bonus to net income, the most comparable GAAP financial measure.
In establishing the annual financial plan and resulting cash earnings target for 2023, specific consideration was given to the difficult comparatives to prior year volumes that benefited from record volatility driven from multiple interest rate hikes by the Federal Reserve and geopolitical unrest, the expectation of lower collateral income and reduced margin requirements, and potential challenges with the migration of LIBOR based contracts to SOFR based contracts, among other factors.
The compensation committee has discretion to make equitable adjustments to the cash earnings performance calculation to reflect effects of external events outside the control of our senior management group, such as unforeseen litigation or changes in accounting or taxation standards. Such adjustments may also reflect the effects of unusual or significant strategic events that are within the control of our senior management that were not contemplated at the time the goal was established and that were undertaken with an expectation of improving our long-term financial performance, such as acquisitions or strategic relationships. In 2023, the committee approved adjustments for certain non-performance-related items, such as adjustments to deferred tax and foreign exchange fluctuation impacts and adjustments to capital expenses related to unused contingency originally set aside for cloud migration expenses.
2023 annual bonus awards
Opportunities under the annual bonus program are based upon CME Group's achievement of cash earnings and are awarded in consideration of the individual’s performance during the year. Each year, the Chairman and Chief Executive Officer and members of our Management Team present our proposed strategic goals for the year to the board for approval, including goals relating to our ESG strategy. The board then receives updates during and at the end of the year regarding our performance against such initiatives. The compensation committee takes into consideration the accomplishments of our senior management group against these goals as discussed with the board during an executive session. The compensation committee approved the annual bonus awards for the named executive officers for 2023 based on our achievement of cash earnings, general company performance (as discussed in the Proxy Statement Summary on page 6) and the individual's performance.

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The table below shows the payout opportunities and actual annual bonus payments for 2023 for the named executive officers.
2023 Named Executive Officer Bonus Awards

Name	Annual Bonus Plan Target as % of Salary	Annual Bonus Plan Target	Annual Bonus Plan Maximum as % of Salary	Annual Bonus Plan Maximum	2023 Actual Annual Bonus Award as % of Target	2023 Annual Bonus Award [1]

Terrence A. Duffy	200%	$4,000,000	400%	$8,000,000	198%	$7,907,600
Lynne C. Fitzpatrick	100%	$400,000	200%	$800,000	198%	$786,959
Julie Holzrichter	100%	$525,000	200%	$1,050,000	198%	$1,037,873
Derek L. Sammann	100%	$525,000	200%	$1,050,000	198%	$1,037,873
Sunil K. Cutinho	100%	$525,000	200%	$1,050,000	198%	$1,037,873
John W. Pietrowicz	100%	$600,000	200%	$1,200,000	198%	$1,186,140
1Under the terms of our annual bonus program, awards are calculated utilizing base salary paid during the applicable plan year.

Our 2023 actual annual cash earnings results were approximately 119.5% of the target level performance. As such, bonuses for the named executive officers were approved by the committee at 197.69% of their individual bonus target opportunities. The bonuses for all named executive officers were delivered at the level determined by cash earnings performance, without any additional discretion applied by the committee.
Equity
Long-term grants of equity are important to incent longer-term achievement of financial and operational success and reflect an alignment with shareholder value creation and a competitive mix of long- and short-term incentives. Our equity program is designed to reward and encourage the success and contributions of our employees, including our named executive officers, which leads to value creation for CME Group and our shareholders.
The annual equity awards for members of our senior management group are delivered in the form of performance shares and time-vested restricted stock. This mix of equity vehicles enables us to focus employees on stock performance, provides for employee retention and directly aligns employee interests with shareholder value creation.
Equity grant practices
The following is a summary of our equity grant practices and the role of the committee in approving awards:
•Our annual equity awards are granted on September 15th, or in the event the 15th is not a business day, the closest business day thereto.
•At a meeting prior to the annual grant date, the committee approves the awards for the senior management group based upon the target equity opportunities and recommendations from the Chairman and Chief Executive Officer (for executives other than himself) using a pre-set calculation of a percentage of base salary to determine the award value. Actual awards are granted based on the previously approved award value and the closing price on the actual grant date. The committee receives a report of the actual awards at a subsequent meeting.
•The committee has delegated authority to the individual in the role of Chief Executive Officer to approve annual, sign-on, retention and initiative-based equity awards to employees below our senior management group other than our chief accounting officer, within parameters set by the committee. The committee is provided with an annual report on awards granted under such delegated authority.

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•Our Omnibus Stock Plan and our Director Stock Plan prohibit the granting of options or stock appreciation rights below the market value on the date of grant, the repricing of existing awards, and payment of dividends on performance-based shares prior to the achievement of performance goals. Dividends relating to outstanding shares of unvested time-based restricted stock are accrued and paid out at vesting.
The equity targets for our named executive officers were established based upon a review of the nature of the responsibility of the position of the executive within CME Group, the competitive market data derived through our benchmarking practices and the ability of the employee to impact the overall growth and performance of CME Group based upon his or her role within the company. As discussed in more detail on page 67, we generally target total compensation in the 50th percentile of our peer group. Through competitive compensation analysis, we compare equity compensation on a standalone basis as well as part of an executive's overall total compensation.
The committee has the discretion to adjust the annual equity awards to distinguish for individual performance. The annual equity awards for the named executive officers were made at the target levels for 2023 and were comprised of 50% performance shares and 50% time-vested restricted stock. The performance shares, if earned, vest in full following the three-year performance period and the restricted shares vest ratably over a four-year period.
The table below shows the annual equity award opportunities for our named executive officers and actual awards made in 2023.
2023 Named Executive Officer Equity Awards

Name	Annual Equity Award Target as % of Base Salary	Annual Equity Award Target	Actual Annual Equity Award as % of Target	Actual Annual Equity Award [1]

Terrence A. Duffy	600%	$12,000,000	100%	$12,000,000
Lynne C. Fitzpatrick	300%	$1,200,000	100%	$1,200,000
Julie Holzrichter	300%	$1,575,000	100%	$1,575,000
Derek L. Sammann	300%	$1,575,000	100%	$1,575,000
Sunil K. Cutinho	300%	$1,575,000	100%	$1,575,000
John W. Pietrowicz	300%	$1,800,000	100%	$1,800,000
1The "Actual Annual Equity Award" values listed above may differ from those used in the Summary Compensation Table. The values above reflect annual equity award target opportunities and the actual equity values awarded with discretion applied for individual performance, if applicable. The above values are used to determine the number of shares awarded, which then are valued as required for the Summary Compensation Table.
Performance shares tied to 2024-2026 performance
In response to investor feedback, the committee introduced a second metric, absolute net income margin performance, to our performance share design to strengthen the focus on aspects of the company's financial performance that management can directly impact and to diversify the performance metrics used in our incentive design. As a result, the September 2023 performance share award criteria included 50% based on TSR relative to the S&P 500 and 50% based on absolute net income margin performance, measured over the period 2024 through 2026. We believe the TSR performance measure is a direct, transparent measure of

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shareholder value creation and provides strong alignment with shareholder results. Net income margin is a metric that management can more directly impact and provides strong alignment with longer-term value creation.
Our net income margin performance is measured over a three-year period against a defined target and calculated using the following formula for the purpose of the performance share awards:

Net Income Margin Formula for Performance Shares**

Adjusted Net Income1 / Adjusted Net Revenue[2]
= Net Income Margin

[1] Calculation for Adjusted Net Income:
Non-GAAP Net Income*
- Collateral Income (on an after tax basis)
= Adjusted Net Income

[2] Calculation for Adjusted Net Revenue:
Non-GAAP Revenue*
- Licensing and Other Fee Agreements
- Custody Income (included in Other Revenue)
= Adjusted Net Revenue

*Non-GAAP presentation of results as reported on quarterly earnings disclosures, which include a reconciliation to GAAP

** See Appendix A for more information on the calculation of the net income margin formula.
Following the three-year performance period, the vested portion of the performance share award will be settled in unrestricted shares of stock, based upon achievement against the metrics, as follows:

Relative TSR Performance % of Target Award Earned [1]

Below 25th Percentile	25th Percentile	50th Percentile	75th Percentile

0%	50%	100%	200%
1 In the event the company's absolute TSR for the three-year performance period is negative, the maximum payout on these performance shares is the target level (100%), regardless of the company's performance relative to the S&P 500.

Absolute Net Income Margin Performance % of Target Award Earned

Below Threshold Goal	Threshold Goal	Target Goal	Maximum Goal

0%	50%	100%	200%

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The details of the performance share awards granted in September 2023 tied to total shareholder return relative to the S&P 500 and absolute net income margin performance measured over 2024-2026 are as follows:
Performance shares awarded in 2023

Performance Share Payout Opportunity (in Shares)

Name	Award Date	Performance Metric	Threshold	Target	Maximum

Terrence A. Duffy	9/15/2023 9/15/2023	2024-2026 TSR 2024-2026 NIM	7,253 7,253	14,505 14,505	29,010 29,010
Lynne C. Fitzpatrick	9/15/2023 9/15/2023	2024-2026 TSR 2024-2026 NIM	726 726	1,451 1,451	2,902 2,902
Julie Holzrichter	9/15/2023 9/15/2023	2024-2026 TSR 2024-2026 NIM	952 952	1,904 1,904	3,808 3,808
Derek L. Sammann	9/15/2023 9/15/2023	2024-2026 TSR 2024-2026 NIM	952 952	1,904 1,904	3,808 3,808
Sunil K. Cutinho	9/15/2023 9/15/2023	2024-2026 TSR 2024-2026 NIM	952 952	1,904 1,904	3,808 3,808
John W. Pietrowicz [1]	9/15/2023 9/15/2023	2024-2026 TSR 2024-2026 NIM	1,088 1,088	2,176 2,176	4,352 4,352
1Pursuant to the terms of his retirement agreement, Mr. Pietrowicz remains eligible to continue to vest in 50% of the outstanding performance shares associated with the 2023 award, based on actual performance. "The Performance Share Payout Opportunity" listed above for Mr. Pietrowicz reflects the opportunity based on the original grant. Actual shares earned following the performance period (if any) will be adjusted in accordance with the retirement agreement and based on actual performance.
Performance shares tied to 2021-2023 performance
Members of our senior management group received performance share awards in September 2020 for the performance period 2021 through 2023 tied to TSR relative to the S&P 500. The company achieved the 67.4th percentile on TSR relative to the S&P 500 for the performance period, exceeding the target goal of 50th percentile. Performance on this metric resulted in an above-target payout, with 169.44% of the target performance shares being earned.
The following table shows total payout opportunities of the previously granted annual performance shares tied to 2021 through 2023 performance based on the range of performance against the established metrics, and actual shares earned when performance was certified by the committee in early 2024.

Name	Award Date	Performance Metric [1]	Performance Share Payout Opportunity (in Shares)			Actual Shares Earned
			Threshold	Target	Maximum

Terrence A. Duffy	9/15/2020	2021-2023 TSR	13,385	26,770	53,540	45,359
Lynne C. Fitzpatrick	9/15/2020	2021-2023 TSR	165	330	660	559
Julie Holzrichter	9/15/2020	2021-2023 TSR	2,231	4,462	8,924	7,560
Derek L. Sammann	9/15/2020	2021-2023 TSR	2,008	4,015	8,030	6,803
Sunil K. Cutinho	9/15/2020	2021-2023 TSR	2,120	4,239	8,478	7,183
John W. Pietrowicz [2]	9/15/2020	2021-2023 TSR	2,454	4,908	9,816	4,158

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COMPENSATION DISCUSSION & ANALYSIS	TABLE OF CONTENTS
1    The committee certified performance results associated with the annual awards tied to 2021-2023 performance on March 4, 2024. Based on the committee's certification, the pre-established goal was achieved above the target level established for the metric, resulting in 169.44% of the target shares being earned. These shares became vested March 15, 2024.
2    Pursuant to the terms of his retirement agreement, Mr. Pietrowicz remained eligible to continue to vest in 50% of the outstanding performance shares associated with the 2020 award, based on actual performance. The "Performance Share Payout Opportunity" listed above for Mr. Pietrowicz reflects the opportunity based on the original grant. The "Actual Shares Earned" reflects the number of shares earned, which has been adjusted in accordance with the retirement agreement and based on actual performance.
Health and welfare plans and retirement plans
All eligible employees, including the named executive officers, participate in our benefit programs. In the U.S., we provide health and wellness benefits, including medical and dental coverage, disability insurance benefits based on two-thirds of base salary and life insurance benefits based on three times base salary. In addition, employees are eligible to participate in our qualified retirement plans, which consist of our 401(k) savings plan and our cash balance pension plan.
In addition to the qualified retirement plans, employees whose pay exceeds the compensation limits for qualified benefit plans set by the Internal Revenue Service participate in a non-qualified deferred compensation plan which provides for "make-whole" contributions. For more information on our deferred compensation plans, see Non-Qualified Deferred Compensation Plans beginning on page 87.
Qualified and non-qualified retirement benefits provided to the named executive officers are set forth in the following tables: Pension Benefits and Non-Qualified Deferred Compensation Plans on pages 86 and 87, respectively.
Perquisites and other personal benefits
We provide limited perquisites and other personal benefits to our senior management that we believe are moderate and consistent with our overall compensation program. In 2023, a subset of our named executive officers received monthly parking benefits and services related to personal security. Additionally, all of our senior level employees, including our named executive officers, are entitled to participate in an annual executive physical program sponsored by the company. From time to time, we may pay the cost, if any, for an executive's or board member's guest to attend a CME Group business-related event where such attendance is expected or customary. In addition, occasionally, family members of our Chairman and Chief Executive Officer may accompany him on business-related travel, provided there is no incremental cost. The aggregate value of all perquisites received by each named executive officer in 2023 did not exceed $10,000. To the extent that perquisites result in imputed income to the individual, we do not provide gross-up payments to cover the personal income tax due on such imputed income.
Post-employment compensation
OUR EMPLOYMENT CONTRACTS CONTAIN REASONABLE PROVISIONS AND ENSURE CONTINUITY OF LEADERSHIP
Our philosophy is to enter into employment contracts and retention agreements on a very selective basis in light of the particular facts and circumstances involved in the individual employment relationship, such as whether the employment arrangement would be necessary to recruit and/or retain necessary talent with compensation terms that we believe are in accordance with our overall compensation program. Employment agreements include non-compete and non-solicitation provisions, do not provide for cash severance payments in excess of two times annual base salary, do not provide for gross-up payments (except in connection with certain self-insured supplemental life insurance payments that would be paid to Mr. Duffy's beneficiaries under his agreement) and include a requirement that the executive execute a release agreement before becoming entitled to receive severance payments. All contractual compensation terms within the employment agreements for our senior management group are reviewed and approved by the compensation committee. We believe that our existing employment contract with Mr. Duffy contains compensation terms in line with our overall compensation program and philosophy. A description of the agreement is set forth in the section entitled Potential Payments Upon Termination or Change-in-Control—Employment Agreements and other Compensation Arrangements with Named Executive Officers beginning on page 87.
WE HAVE REASONABLE CHANGE-IN-CONTROL AND OTHER TERMINATION PROVISIONS
Change-in-control provisions assist us with retention during any rumored and actual change of control activity when management continuity is key to preserving the value of the business. We also provide other severance benefits in connection with terminations other than for misconduct. We believe these benefits allow us to facilitate changes with key employees, as needed, and to ensure minimal disruption to the business in exchange for non-competition and non-solicitation benefits for CME Group along with a general release.
A description of our severance policies and practices and the estimated amounts that would be payable to our named executive officers under certain circumstances are set forth under the section entitled Potential Payments Upon Termination or Change-in-Control beginning on page 91.

76	CME GROUP	2024 PROXY STATEMENT

TABLE OF CONTENTS	COMPENSATION DISCUSSION & ANALYSIS
Other compensation policies
WE HAVE ESTABLISHED STOCK OWNERSHIP GUIDELINES TO ENSURE ALIGNMENT OF INTERESTS WITH OUR SHAREHOLDERS
The committee has established the following stock ownership guidelines for the members of our senior management group:
•The Chairman and Chief Executive Officer: shares with a value equal to at least a multiple of five times base salary.
•Other named executive officers: shares with a value equal to at least a multiple of three times their respective base salary.
Each individual has five years from the date of hire or promotion to achieve their ownership guideline. As of the 2023 review, all of our named executive officers had satisfied the guidelines and all other members of our senior management group had either satisfied or were on track to satisfy the guidelines within five years from date of hire or promotion.
The compensation committee monitors compliance with these stock ownership guidelines on an annual basis. Generally, shares that are deemed "owned" for purposes of Section 16 of the SEC regulations are counted towards satisfaction of these guidelines. For the avoidance of doubt, unexercised stock options and unearned performance shares are not counted towards satisfaction of the stock ownership guidelines. Shares are valued based upon the greater of (i) the fair market value at the time of the assessment and (ii) the actual value at the time of acquisition or, in the case of restricted stock or performance shares, at the time of vesting.
WE PROHIBIT DERIVATIVE TRANSACTIONS AND HEDGING OF OWNERSHIP RISK OF OUR SECURITIES AND HAVE ADOPTED A POLICY RESTRICTING THE PLEDGING OF OUR CLASS A SHARES
To ensure alignment of interests between our employees and board members and our shareholders and to further ensure that such individuals share in the risks and rewards of the ownership of our stock, we prohibit our employees and members of the board from engaging in any derivative or hedging transactions relative to their ownership of our stock.
The board also has adopted a policy prohibiting pledging of our Class A shares by our directors and executive officers. Class A shares assigned to meet certain exchange fee requirements are not pledged.
From time to time, the board has considered, based on recommendations from the nominating and governance committee, waivers to such policy. To the extent a waiver is granted, it will be disclosed on our website. Currently, none of our board members or executive officers have any pledged shares of our Class A common stock.
OUR COMPENSATION COMMITTEE AND BOARD ANNUALLY REVIEW THE TOTAL COMPENSATION OF OUR SENIOR MANAGEMENT
To ensure the committee members are informed of the potential compensation levels of our senior management group, the committee reviews on an annual basis all components of their compensation package and total compensation. This review includes annual base salary, annual cash bonus, value of annual equity awards, value of all unvested and outstanding shares, as well as vested shares held, the value of retirement contributions under our qualified and non-qualified plans, and potential change-in-control payments. The committee provides an annual report on the results of this review to the board during an executive session. For more information on the operation of our compensation committee see page 62.
WE HAVE IMPLEMENTED COMPENSATION RECOUPMENT POLICIES
In furtherance of our philosophy to ensure the interests of our senior management are aligned with those of our shareholders, we have adopted compensation recoupment policies.
In compliance with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act), final SEC rules and the applicable Nasdaq listing standard, our compensation committee approved a new recoupment policy for executive officers (Recoupment Policy for Executive Officers). The Recoupment Policy for Executive Officers applies to current or former executive officers, including our named executive officers. Under the Recoupment Policy for Executive Officers, if we are required to prepare a restatement of previously issued financial statements of the company due to the material noncompliance of the company with any financial reporting requirement under federal securities laws, the company will recover any incentive-based compensation received by any current or former executive officer after the effective date of the policy and during the three-year period preceding the date on which the company is required to prepare the restatement that is in excess of what would have been granted, earned or vested by such executive officer had the financial results been properly reported.
We also maintain another recoupment policy (Recoupment Policy for Non-Executive Officers) that applies to employees at the level of managing director and above other than those who are executive officers. The Recoupment Policy for Non-Executive Officers provides the compensation committee with the discretion to recoup annual bonus payments in the event of a financial restatement, the effect of which is that such payments were not otherwise earned by an individual under our annual bonus program based upon the restated calculation of our cash earnings or any other performance metric in effect at the time.

2024 PROXY STATEMENT	CME GROUP	77

Compensation Committee Report
The compensation committee reviewed and discussed the Compensation Discussion and Analysis with our management. After such discussions, the committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into our 2023 Annual Report on Form 10-K. This report is provided by the following independent directors, who currently comprise the compensation committee:
The Compensation Committee
Charles P. Carey, Chairperson
Timothy S. Bitsberger
Elizabeth A. Cook
Daniel R. Glickman
Terry L. Savage
Rahael Seifu

78	CME GROUP	2024 PROXY STATEMENT

Executive Compensation
Summary compensation table
The following table provides information regarding the compensation earned during the three years ending December 31, 2023 by our named executive officers. In 2023, "salary" accounted for approximately 11% of the total compensation of the named executive officers as a whole and "non-equity incentive plan compensation" accounted for approximately 31% of such total compensation.
2023 Summary Compensation Table

Name and Principal Position [1]	Year	Salary	Bonus	Stock Awards [2]		Non-Equity Incentive Plan Compensation [3]	Change in Pension Value and Non-Qualified Deferred Compensation Earnings [4]	All Other Compensation [5]	Total

Terrence A. Duffy Chairman and Chief Executive Officer [6]	2023	$2,000,000	$—	$12,594,380		$7,907,600	$55,146	$910,874	$23,468,000
	2022	2,000,000	—	12,530,269		7,770,711	36,092	606,005	22,943,077
	2021	1,500,000	5,000,000	11,563,324		4,382,701	35,942	442,770	22,924,737
Lynne C. Fitzpatrick Chief Financial Officer [7]	2023	400,000	—	1,259,417		786,959	48,547	64,817	2,559,740
Julie Holzrichter Chief Operating Officer	2023	525,000	—	1,653,148		1,037,873	78,113	126,853	3,420,987
	2022	525,000	—	1,644,595		1,027,921	—	92,720	3,290,236
	2021	500,000	—	1,926,919		730,450	28,605	75,240	3,261,214
Derek L. Sammann Global Head of Commodities, Options & International Markets [8]	2023	525,000	—	1,653,148		1,037,873	64,365	131,655	3,412,041
Sunil K. Cutinho Chief Information Officer	2023	525,000	—	1,653,148		1,037,873	64,541	114,473	3,395,035
	2022	525,000	—	1,644,595		1,026,035	—	89,693	3,285,323
	2021	475,000	—	1,831,160		693,928	21,738	72,344	3,094,170
John W. Pietrowicz Former Chief Financial Officer	2023	600,000	—	4,191,297	[9]	1,186,140	71,529	183,074	6,232,040
	2022	600,000	—	1,879,270		1,173,151	—	117,822	3,770,243
	2021	550,000	—	2,120,246		803,495	31,298	153,524	3,658,563
1Titles in the table above reflect job titles as of December 31, 2023, except with respect to Mr. Pietrowicz.
2The amounts reflected in the "Stock Awards" column reflect the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board ASC Topic 718 without giving effect to estimated forfeitures. See note 15 of the notes to consolidated financial statements of CME Group Inc. and subsidiaries in our 2023 Annual Report on Form 10-K for more details on the assumptions made in the valuation of stock awards. For 2023, the fair value of the restricted stock grants was calculated using the closing price on September 15, 2023 of $206.82. The fair value of performance shares granted based on TSR relative to the S&P 500 was calculated using a value of $236.27 for December 31, 2023, which was derived from a Monte-Carlo simulation. The fair value of performance shares granted based on absolute net income margin performance was calculated using the closing stock price on December 5, 2023 of $218.34. This column includes the following aggregate amounts with respect to performance share awards granted to our named executive officers in 2023 based on achievement of

2024 PROXY STATEMENT	CME GROUP	79

EXECUTIVE COMPENSATION	TABLE OF CONTENTS
target performance levels: Mr. Duffy: $6,594,118; Ms. Fitzpatrick: $659,639; Ms. Holzrichter: $865,577; Mr. Sammann: $865,577; and Mr. Cutinho: $865,577. See footnote 9 for detail on Mr. Pietrowicz's Stock Award values.
3The amounts included in the "Non-Equity Incentive Plan Compensation" column reflect awards to the named executive officers under our annual bonus plan, which is discussed on page 70 under the "Annual Bonus" heading.
4The amounts reflected in the "Change in Pension Value and Non-Qualified Deferred Compensation Earnings" column reflect only the change in the pension value during the particular year. Under our non-qualified deferred compensation plans, participants may invest in one or more market investments that are available from time to time. This is the only return that they receive and, therefore, no above-market earnings are reflected in this table. For more information on our deferred compensation plans, see the section entitled Non-Qualified Deferred Compensation Plans on page 86.
5Amounts included in the "All Other Compensation" column for 2023 are as follows:

	401(k) Company Contribution	Supplemental Plan [a]	Other [b]	Total

Terrence A. Duffy	$9,900	$899,764	$1,210	$910,874
Lynne C. Fitzpatrick	9,900	54,125	792	64,817
Julie Holzrichter	9,900	115,913	1,040	126,853
Derek L. Sammann	9,900	115,574	6,181	131,655
Sunil K. Cutinho	9,900	103,533	1,040	114,473
John W. Pietrowicz	9,900	137,984	35,190	183,074
aThe items included in the "Supplemental Plan" column are 401(k) make-whole and pension make-whole contributions. Make-whole contributions are company contributions for individuals whose compensation has exceeded the statutory compensation limit identified in Section 401(a)(17) of the Internal Revenue Code (the Code) and thus must be excluded from consideration in qualified retirement plans.
bThe items included in the "Other" column include life insurance premiums paid by us for the benefit of the named executive officer and a payment to Mr. Pietrowicz of $34,002 for his accrued, unused vacation balance in connection with his retirement and in accordance with company policy. Mr. Sammann received a tax equalization payment of $5,141 related to business travel that occurred in 2023. The company provides such tax equalization payments for business-related travel to all impacted employees regardless of level in the organization.
6As discussed under the section entitled Potential Payments upon Termination or Change-in-Control—Employment Agreements and other Compensation Arrangements with Named Executive Officers on page 87, we have agreed to self-insure supplemental life and long-term disability coverage for Mr. Duffy and to gross up his beneficiaries for any additional taxes incurred as a result of the supplemental life coverage. Because no actual payments were made or liabilities incurred as a result of this coverage, no amounts have been included in Mr. Duffy's compensation in respect of such coverage.
7Ms. Fitzpatrick assumed the role of Chief Financial Officer on April 1, 2023 and was awarded a base salary increase from $400,000 to $525,000 effective January 1, 2024 to align her compensation to market levels and in recognition of her expanded responsibilities. Ms. Fitzpatrick was not a named executive officer prior to 2023.
8Mr. Sammann was not a named executive officer prior to 2023.
9Amount shown for Mr. Pietrowicz in the "Stock Awards" column for 2023 includes $1,889,312 attributable to his annual restricted stock and performance share awards granted in 2023 calculated consistent with footnote 2 and an incremental accounting charge of $2,301,985 determined in accordance with Financial Accounting Standards Board ASC Topic 718 for the portion of 2020, 2021, 2022 and 2023 outstanding awards that were modified in connection with the equity vesting provisions contained within his retirement agreement. Details of Mr. Pietrowicz's retirement agreement can be found on page 89.

80	CME GROUP	2024 PROXY STATEMENT

TABLE OF CONTENTS	EXECUTIVE COMPENSATION
Grants of plan-based awards
The following table shows information with respect to awards made to our named executive officers in 2023 under our annual bonus and equity programs. For additional information on our annual bonus and equity programs, see the section of this proxy statement entitled Compensation Discussion and Analysis.
2023 Grants of Plan-Based Awards

					Estimated Future Payouts Under Non-Equity Incentive Plan Awards [2]			Estimated Future Payouts Equity Incentive Plan Awards [3]			All Other Stock Awards: Number of Shares of Stock	Grant Date Fair Value of Stock Awards

Name	Award Type [1]	Grant Date	Approval Date		Threshold	Target	Maximum	Threshold Shares	Target Shares	Maximum Shares

Terrence A. Duffy	Bonus	N/A	N/A		$1,500,000	$4,000,000	$8,000,000
	PS-TSR	12/31/23	9/11/23					7,253	14,505	29,010		$3,427,096
	PS-NIM	12/5/23	9/11/23					7,253	14,505	29,010		3,167,022
	RS	9/15/23	9/11/23								29,012	6,000,262
Lynne C. Fitzpatrick	Bonus	N/A	N/A		150,000	400,000	800,000
	PS-TSR	12/31/23	9/11/23					726	1,451	2,902		342,828
	PS-NIM	12/5/23	9/11/23					726	1,451	2,902		316,811
	RS	9/15/23	9/11/23								2,900	599,778
Julie Holzrichter	Bonus	N/A	N/A		196,875	525,000	1,050,000
	PS-TSR	12/31/23	9/11/23					952	1,904	3,808		449,858
	PS-NIM	12/5/23	9/11/23					952	1,904	3,808		415,719
	RS	9/15/23	9/11/23								3,808	787,571
Derek L. Sammann	Bonus	N/A	N/A		196,875	525,000	1,050,000
	PS-TSR	12/31/23	9/11/23					952	1,904	3,808		449,858
	PS-NIM	12/5/23	9/11/23					952	1,904	3,808		415,719
	RS	9/15/23	9/11/23								3,808	787,571
Sunil K. Cutinho	Bonus	N/A	N/A		196,875	525,000	1,050,000
	PS-TSR	12/31/23	9/11/23					952	1,904	3,808		449,858
	PS-NIM	12/5/23	9/11/23					952	1,904	3,808		415,719
	RS	9/15/23	9/11/23								3,808	787,571
John W. Pietrowicz	Bonus	N/A	N/A		225,000	600,000	1,200,000
	PS-TSR	11/8/23	9/11/23					1,088	2,176	4,352		564,737
	PS-NIM	12/5/23	9/11/23					1,088	2,176	4,352		475,108
	RS	11/8/23	9/11/23	4							4,352	925,018
	RS	11/8/23	11/8/23	4							885	188,107
	RS	11/8/23	11/8/23	4							546	116,052
	RS	11/8/23	11/8/23	4							1,227	260,799
	PS-TSR	11/8/23	11/8/23	4				590	1,180	2,360		403,926
	PS-TSR	11/8/23	11/8/23	4				546	1,092	2,184		353,349
	PS-TSR	11/8/23	11/8/23	4				1,227	2,454	4,908		904,201

2024 PROXY STATEMENT	CME GROUP	81

EXECUTIVE COMPENSATION	TABLE OF CONTENTS
1"Bonus" refers to 2023 annual bonus opportunity, "PS-TSR" refers to performance shares tied to TSR relative to the S&P 500, "PS-NIM" refers to performance shares tied to absolute net income margin performance, and "RS" refers to time-vested restricted stock awards. Performance shares are granted at the target level and adjusted based on actual performance.
2The amounts shown in the "Threshold," "Target" and "Maximum" columns reflect the annual bonus opportunity for our named executive officers based upon their annual bonus target as discussed on page 72 under the "2023 Named Executive Officer Bonus Awards" heading and are dependent upon the level of cash earnings achieved.
3Under our equity program, eligible employees, including members of our senior management group, typically receive annual equity awards in September of each year. Employees promoted to the senior management group after the September awards are made are eligible for a prorated promotional award in March. On September 11, 2023 our compensation committee met and approved our annual equity awards for our executive officers based on our pre-established formulas under our equity program as described beginning on page 73. These awards of performance shares and time-vested restricted stock were made on September 15, 2023. The amounts in the "Threshold," "Target" and "Maximum" columns reflect the performance share opportunity awarded in 2023 tied to TSR relative to the S&P 500 during 2024-2026 and net income margin performance during 2024-2026.
4In connection with Mr. Pietrowicz's retirement, a portion of 2020, 2021, 2022 and 2023 previously outstanding awards were modified by the equity vesting provisions contained within his retirement agreement. The incremental fair value for the modified awards is set forth in the table and was determined in accordance with Financial Accounting Standards Board ASC Topic 718. Details of Mr. Pietrowicz's retirement agreement can be found on page 89.

82	CME GROUP	2024 PROXY STATEMENT

TABLE OF CONTENTS	EXECUTIVE COMPENSATION
Outstanding equity awards at fiscal year end
The following table summarizes the number of securities underlying outstanding plan awards as of December 31, 2023 for each named executive officer.
2023 Outstanding Equity Awards at Fiscal Year-End

		Stock Awards

Name	Grant Date	Number of Shares of Stock That Have Not Vested [1]	Market Value of Shares of Stock That Have Not Vested [2]	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested [1]		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested [2]

Terrence A. Duffy	12/31/2023	—	—	7,253	[3]	$1,527,482
	12/05/2023	—	—	7,253	[4]	1,527,482
	12/31/2022	—	—	15,726	[5]	3,311,896
	12/31/2021	—	—	11,908	[7]	2,507,825
	12/31/2020	—	—	45,359	[8]	9,552,605
Lynne C. Fitzpatrick	12/31/2023	—	—	726	[3]	152,896
	12/05/2023	—	—	726	[4]	152,896
	9/15/2023	2,900	610,740	—		—
	12/31/2022	—	—	1,376	[5]	289,786
	9/15/2022	2,064	434,678	—		—
	3/15/2022	612	128,887	511	[6]	107,617
	12/31/2021	—	—	157	[7]	33,064
	9/15/2021	472	99,403	—		—
	12/31/2020	—	—	559	[8]	117,725
	9/15/2020	247	52,018	—		—
Julie Holzrichter	12/31/2023	—	—	952	[3]	200,491
	12/05/2023	—	—	952	[4]	200,491
	9/15/2023	3,808	801,965	—		—
	12/31/2022	—	—	2,064	[5]	434,678
	9/15/2022	3,096	652,018	—		—
	12/31/2021	—	—	1,985	[7]	418,041
	9/15/2021	1,984	417,830	—		—
	12/31/2020	—	—	7,560	[8]	1,592,136
	9/15/2020	1,115	234,819	—		—

2024 PROXY STATEMENT	CME GROUP	83

EXECUTIVE COMPENSATION	TABLE OF CONTENTS

		Stock Awards

Name	Grant Date	Number of Shares of Stock That Have Not Vested [1]	Market Value of Shares of Stock That Have Not Vested [2]	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested [1]		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested [2]

Derek L. Sammann	12/31/2023	—	—	952	[3]	200,491
	12/05/2023	—	—	952	[4]	200,491
	9/15/2023	3,808	801,965	—		—
	12/31/2022	—	—	2,064	[5]	434,678
	9/15/2022	3,096	652,018	—		—
	12/31/2021	—	—	1,786	[7]	376,132
	9/15/2021	1,786	376,132	—		—
	12/31/2020	—	—	6,803	[8]	1,432,712
	9/15/2020	1,004	211,442	—		—
Sunil K. Cutinho	12/31/2023	—	—	952	[3]	200,491
	12/05/2023	—	—	952	[4]	200,491
	9/15/2023	3,808	801,965	—		—
	12/31/2022	—	—	2,064	[5]	434,678
	9/15/2022	3,096	652,018	—		—
	12/31/2021	—	—	1,886	[7]	397,192
	9/15/2021	1,886	397,192	—		—
	12/31/2020	—	—	7,183	[8]	1,512,740
	9/15/2020	1,060	223,236	—		—
John W. Pietrowicz [9]	12/31/2023	—	—	544	[3]	114,566
	12/05/2023	—	—	544	[4]	114,566
	12/31/2022	—	—	1,180	[5]	248,508
	12/31/2021	—	—	1,092	[7]	229,975
	12/31/2020	—	—	4,158	[8]	875,675
1Subject to acceleration or termination in certain circumstances, restricted stock awards generally vest over a four-year period, with 25% vesting one year after the grant date and an additional 25% vesting on each anniversary date thereafter. Performance awards and special awards may have differing vesting schedules specific to the award purpose.
2Market value was determined using the closing price on December 29, 2023 of $210.60.
3Reflects performance shares awarded in September 2023 tied to TSR relative to the S&P 500 during 2024-2026, which will vest in full, if earned, following the completion of the three-year performance period; payout value shown assumes achievement of the threshold performance level.
4Reflects performance shares awarded in September 2023 tied to absolute net income margin performance during 2024-2026, which will vest in full, if earned, following the completion of the three-year performance period; payout value shown assumes achievement of the threshold performance level.
5Reflects performance shares awarded in September 2022 tied to TSR relative to the S&P 500 during 2023-2025, which will vest in full, if earned, following the completion of the three-year performance period; payout value shown assumes achievement of the threshold performance level.

84	CME GROUP	2024 PROXY STATEMENT

TABLE OF CONTENTS	EXECUTIVE COMPENSATION
6Reflects performance shares awarded in March 2022 tied to TSR relative to the S&P 500 during 2022-2024, which will vest in full, if earned, following the completion of the three-year performance period; payout value shown assumes achievement of the threshold performance level.
7Reflects performance shares awarded in September 2021 tied to TSR relative to the S&P 500 during 2022-2024, which will vest in full, if earned, following the completion of the three-year performance period; payout value shown assumes achievement of the threshold performance level.
8Reflects performance shares awarded in September 2020 tied to TSR relative to the S&P 500 during 2021-2023; payout value shown reflects actual performance results whereby 169.44% of target shares were earned. The performance shares became vested in March 2024.
9The outstanding awards included in the table above for Mr. Pietrowicz consist of the unvested performance shares as of December 31, 2023, with the exception of the performance shares granted in September 2020. Consistent with footnote 8, the performance shares shown reflect actual performance results whereby 169.44% of the target shares were earned. Pursuant to the terms of Mr. Pietrowicz's retirement agreement, he remains eligible to vest in 50% of his outstanding unvested performance share awards based on actual company performance. Also pursuant to his agreement, all of his outstanding time-vesting restricted stock grants became vested following his retirement and are included in the Option Exercises and Stock Vested Table. Both the continued vesting of the performance shares and the accelerated vesting of the restricted stock were subject to Mr. Pietrowicz's execution of a release of claims in favor of the company. The terms of the retirement agreement with Mr. Pietrowicz are discussed in more detail under Pietrowicz Retirement Agreement on page 89.
Stock vested
The following table summarizes the vesting of stock awards in 2023 for our named executive officers.
2023 Stock Vested

	Stock Awards

Name	Number of Shares Acquired on Vesting	Value Realized on Vesting

Terrence A. Duffy[1]	29,012	$6,109,927
Lynne C. Fitzpatrick	1,771	356,425
Julie Holzrichter	4,045	836,587
Derek L. Sammann	3,744	774,334
Sunil K. Cutinho	3,850	796,257
John W. Pietrowicz[2]	15,794	3,309,229
1Pursuant to the terms of Mr. Duffy's employment agreement, discussed in more detail on page 87, he became vested in 100% of his then-outstanding restricted stock awards on December 31, 2023.
2Includes 11,300 restricted shares that were vested pursuant to the terms of Mr. Pietrowicz's retirement agreement, subject to a release of claims in favor of the company. The value of these shares was determined using the closing stock price on December 29, 2023 of $210.60.
Pension benefits
We maintain a non-contributory defined benefit cash balance pension plan for eligible U.S. employees. To be eligible, an employee must have completed a continuous 12-month period of employment with us and have reached the age of 21. Our funding goal is to have the pension plan 100% funded on a projected benefit obligation basis, while also satisfying any minimum required contributions and maximizing tax deductible contribution requirements.
Participants are fully vested in their accounts after three years of service. Once an employee becomes a participant in the pension plan, their notional pension account is credited with an amount equal to an age-based percentage of that individual's earnings plus the greater of 4% interest or the December yield on one-year constant maturity yield for U.S. Treasury notes. During 2023, the pension plan interest rate was 4.75%. The pension account is portable and vested balances may be paid out in a lump sum when participants end their employment with us. Alternatively, upon retirement, a participant may elect to receive the balance in the account in the form of one of various monthly annuities.

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The following is the schedule of employer contributions based on age and percentage of pensionable pay (including base salary, regular annual bonuses and merit lump sum payments) under our pension plan. Pensionable pay is limited by the Code, which imposed a limit of $330,000 in 2023:

Age	Employer Contribution Percentage

Under 30	3%
30–34	4%
35–39	5%
40–44	6%
45–49	7%
50–54	8%
55 or greater	9%
The following table below sets forth the estimated payments under our pension plan for our named executive officers upon retirement based upon the present value of the benefits expected to be paid in the future.
2023 Pension Benefits

Name	Number of Years Credited Service	Present Value of Accumulated Benefit [1]	Payments During Last Fiscal Year

Terrence A. Duffy	16	$517,347	$—
Lynne C. Fitzpatrick	17	237,317	—
Julie Holzrichter	17	534,415	—
Derek L. Sammann	16	394,553	—
Sunil K. Cutinho	20	393,669	—
John W. Pietrowicz	19	523,803	—
1In calculating the present value of the accumulated benefit, the following assumptions were used: assumed retirement age of 65; discount rate of 5.2% as of December 31, 2023; and projected future investment crediting rate assumption of 5.14% as of December 31, 2023. The normal retirement age as defined in our pension plan is the later of 65 years of age or 5 years of service. Under the terms of our pension plan, years of service for purposes of the plan are credited beginning on the first day of the calendar quarter on or after attaining one year of service with CME Group. Therefore, years of credited service under the plan are less than an employee's actual period of service with CME Group.
Non-qualified deferred compensation plans
All of our U.S. senior level employees, including our named executive officers, are eligible to defer up to 50% of their annual base salary and up to 100% of their annual bonus into our Senior Management Supplemental Deferred Savings Plan. The contributions made by our named executive officers under this plan in 2023 are shown in the table below under "Executive Contributions." Deferrals may be invested in one or more market-based investments offered by the plan from time to time at the choice of the individual. The return on their investment choice is the only return they will receive on the contributions under the plan. We do not provide any guaranteed rate of return. There is no limitation on their ability to change investments. Distributions will be on a fixed date, at termination or six months after termination, depending upon the time of the distribution election and the requirements of applicable law.
The deferred savings plan also includes 401(k) make-whole and pension make-whole contributions. Make-whole contributions are company contributions for individuals whose compensation has exceeded the statutory compensation limit identified in the Code and thus must be excluded from consideration in qualified retirement plans. These amounts are included in the table below under "Registrant Contributions." The aggregate balance at year end in the table below includes the balance the named executive officer may have in the Senior Management Supplemental Deferred Savings Plan.

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2023 Non-qualified Deferred Compensation

	Executive Contributions in Last Fiscal Year [1]	Registrant Contributions in Last Fiscal Year [2]	Aggregate Earnings in Last Fiscal Year [3]	Aggregate Withdrawals/Distributions	Aggregate Balance at 12/31/23

Terrence A. Duffy	$—	$899,764	$826,138	$—	$8,317,085
Lynne C. Fitzpatrick	—	54,125	24,690	—	176,960
Julie Holzrichter	—	115,913	205,415	—	1,333,593
Derek L. Sammann	—	115,574	266,093	—	1,924,348
Sunil K. Cutinho	—	103,533	143,042	—	1,252,435
John W. Pietrowicz	150,000	137,984	933,936	—	5,036,323
1All amounts included under "Executive Contributions" are also included in the "Salary" or "Non-Equity Incentive Plan Compensation" columns of the Summary Compensation Table on page 79.
2The amounts included under the "Registrant Contributions" column consist of 401(k) make-whole and pension make-whole contributions and are included in the "All Other Compensation" column of the Summary Compensation Table.
3"Aggregate Earnings" are based on the investment selection of the individuals from one or more market-based investments that the plan offers from time to time and are the only return on contributions made by the named executive officer and CME Group. "Aggregate Earnings" represent amounts earned on contributions made in 2023 as well as prior contributions. Such earnings are not included in the Summary Compensation Table because they were not above market.
Potential payments upon termination or change-in-control
We have an employment agreement in place with Mr. Duffy. The contractual commitments under this agreement are summarized below. For our named executive officers other than Mr. Duffy, their employment relationships are governed by our policies and practices that we have in place for other employees from time to time, including members of senior management. In addition, as described on page 89, we entered into a retirement agreement with Mr. Pietrowicz in November 2023. Estimated termination payments to our named executive officers under any employment agreement and general policies are shown in the table beginning on page 91.
Employment agreements and other compensation arrangements with named executive officers
DUFFY EMPLOYMENT AGREEMENT
As discussed in the Compensation Discussion and Analysis section, our philosophy is to enter into employment contracts or other agreements on a very selective basis in light of the particular facts and circumstances involved in the individual employment relationship. Mr. Duffy is the only named executive officer we have an employment agreement with at this time.
The following is a summary of the key terms of our employment agreement with Mr. Duffy, which was most recently amended and restated on December 6, 2023. The summary is qualified in its entirety by the complete text of the employment agreement, which was filed with the SEC on a Current Report on Form 8-K on December 6, 2023.
Agreement Term: December 31, 2025.
Minimum Base Salary: $2,000,000.
Annual Bonus and Equity Compensation: The annual target opportunity under our annual incentive plan is 200% of base salary paid in the plan year. For our equity incentive plan, the annual target grant date value opportunity is 600% of base salary.
Termination Provisions: In the event of a termination of employment by the company without cause, as defined in the agreement, in addition to his accrued benefits, the executive is entitled to a one-time lump sum severance payment equal to two times his then current base salary, subject to the executive's timely execution and delivery of a general release. Additionally, upon such a

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termination all outstanding unvested time-vesting equity awards that were granted after November 4, 2010 will automatically vest and, in the case of stock options and stock appreciation rights, will remain exercisable for a period of four years from the date of termination (but not beyond the maximum term of the award). Also, upon such a termination, all outstanding performance-based equity awards shall become vested or be forfeited solely based on actual performance measured over the full performance term.
In the event of the executive's death or disability, as defined in the agreement, all unvested time-vesting equity awards granted after November 4, 2010 will vest and, in the case of stock options and stock appreciation rights, will remain exercisable for a period of four years from the date of the event (but not beyond the maximum term of the award) and all performance-based equity awards shall become vested at the target level and become payable within 30 days following the date of death or termination for disability.
Change of Control: In the event of a change of control, as defined in the agreement, prior to termination of employment, all of the executive's unvested time-vesting equity awards shall become vested and all of the executive's performance-based equity awards shall become vested or be forfeited solely based on actual performance measured over the full performance term (unless a more favorable treatment is provided in the agreement evidencing the particular award or applies to the award pursuant to the operation of the applicable plan under which the award was granted, in which case such more favorable treatment will apply). If the executive is involuntarily terminated without cause within 60 days prior to a change of control, all of his unvested time-vesting equity awards that would have been outstanding had he been employed on the date of the change of control will become vested and all performance-based equity awards shall become vested or be forfeited solely based on actual performance measured over the full performance term (unless a more favorable treatment is provided in the agreement evidencing the particular award or applies to the award pursuant to the operation of the applicable plan under which the award was granted, in which case such more favorable treatment will apply).
Non-Compete Provision: The agreement also contains a provision prohibiting the executive during the term of his employment, and for one year thereafter, from being employed in an executive or managerial capacity by, or providing, whether as an employee, partner, independent contractor, consultant or otherwise, any services of an executive or managerial nature, or any services similar to those provided by him to the company, to a competing business.
Treatment of Equity at Expiration: On December 31, 2023, all outstanding unvested time-vesting equity awards granted to the executive became vested and all performance-based equity awards shall become vested or be forfeited solely based on actual performance measured over the full performance term, which vesting is subject to the executive's timely execution and delivery of a general release.
If employed by the company on December 31, 2024, all outstanding unvested time-vesting equity awards granted to the executive will vest and all performance-based equity awards shall become vested or be forfeited solely based on actual performance measured over the full performance term, which vesting is subject to the executive's timely execution and delivery of a general release. Further, if employed by the company on December 31, 2025, all outstanding unvested time-vesting equity awards granted to the executive will vest and all performance-based equity awards shall become vested or be forfeited solely based on actual performance measured over the full performance term, which vesting is subject to the executive's timely execution and delivery of a general release.
Treatment of Annual Bonus at Expiration: If employed by the company on December 31, 2024, then the executive shall be entitled to an annual bonus opportunity under our bonus incentive plan and any continued employment requirement of the applicable annual bonus award or its payment shall be waived subject to the executive's timely execution and delivery of a general release. Further, if employed by the company on December 31, 2025, then the executive shall be entitled to an annual bonus opportunity under our bonus incentive plan and any continued employment requirement of the applicable annual bonus award or its payment shall be waived subject to the executive's timely execution and delivery of a general release.
Additional Benefits: In the event of the executive's disability or following any termination of employment by the executive voluntarily or by the company without cause, the executive will also be entitled to receive insurance and health benefits until the earlier to occur of (i) the fourth anniversary of the expiration or termination, as applicable, or (ii) the date the executive is covered by comparable insurance and health benefits. In the event that life insurance coverage results in taxable income to the executive's beneficiaries, CME Group will provide a gross up.
PIETROWICZ RETIREMENT AGREEMENT
In November 2023, we entered into a retirement agreement with Mr. Pietrowicz, our former Chief Financial Officer, governing his retirement from the company. Pursuant to the agreement, Mr. Pietrowicz remained employed with the company through December 31, 2023. He received his base salary through his retirement date and payment of any accrued and unused vacation balance. Additionally, following his retirement, all of his outstanding time-vesting restricted stock grants became vested and he remained

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eligible to vest in 50% of each of his outstanding unvested performance share awards based on actual company performance. Mr. Pietrowicz also remained eligible to receive his annual bonus for the 2023 plan year. The vesting of equity awards, both time- and performance-vesting, and the receipt of the annual bonus for the 2023 plan year were subject to execution of a release of claims in favor of the company.
The description above is only a summary of the terms of the retirement agreement and is qualified in its entirety by the complete text of the retirement agreement, which was filed with the SEC on a Current Report on Form 8-K on November 13, 2023.
OTHER CME POLICIES AND PRACTICES
The following is a summary of our other plans in place that provide for benefits upon termination of employment and/or in the event of a change of control.
Annual Performance Bonus. In accordance with the terms of our annual bonus plan, in the event an employee dies or becomes disabled, he or she or his or her beneficiaries will be entitled to receive a pro rata annual bonus, subject to actual performance.
Severance Plans. The compensation committee has adopted a written severance policy for termination due to job elimination, reduction in force, or in limited circumstances, performance for U.S. employees not covered by a written employment agreement or severance plan. Our executive officers other than Mr. Duffy are eligible for the benefits provided under this policy.
As of March 2023, the plan provides for: (i) severance pay of two weeks per year of service, subject to a minimum of four weeks (all terminations) and a maximum of 38 weeks (for terminations due to performance) and 52 weeks (for terminations due to position eliminations) and (ii) eligibility for a severance payment in lieu of an annual bonus in connection with an involuntary termination due to a position elimination when the employee has worked at least six months of the year and whose termination was not performance based. The severance benefits are subject to the execution of a release of claims in favor of the company.
Additionally, the severance plan allows for payment for all of or a part of the cost of the continuation of health plan coverage and outplacement services for a period of time as well as acceleration of the vesting of unvested restricted shares that would have otherwise vested during the severance pay period.
Equity Plans. We make equity grants to our employees under the Omnibus Stock Plan. All of the outstanding awards for our named executive officers follow the terms and conditions of the Omnibus Stock Plan. The terms of the employment agreement for Mr. Duffy govern his equity awards.
As included in the award agreements for our senior leadership group beginning in September 2021, including the named executive officers other than Mr. Duffy, in the event of an approved retirement, 75% of the unvested portion of the restricted stock grants shall become vested upon the date of retirement and 25% of unvested performance shares will continue vesting and will be eligible for payment based on actual performance measured against the performance goal after the performance period has ended, if the below conditions are met:
•The executive is at least 55 years old with 10 years of service at a CME Group company on the retirement date;
•The executive provides at least six months' advance written notice of desire to retire to the Chairman and Chief Executive Officer;
•The executive's retirement date and transition plan must be approved by the Chairman and Chief Executive Officer; and
•The executive remains employed through the approved retirement date and successfully transitions responsibilities, as determined by the Chairman and Chief Executive Officer upon the retirement date.
In the event of death, the employee's beneficiaries would vest in any outstanding equity awards, with outstanding performance shares vesting at the target level. In the event of termination due to disability, outstanding restricted stock awards become vested and outstanding performance shares become vested at the target level. Awards granted prior to March 1, 2024 automatically vest upon a change of control (as defined in the Omnibus Stock Plan), with performance shares vesting at the greater of actual performance at the time of the change of control or the target level. In response to investor feedback, the compensation committee amended the Omnibus Stock Plan effective March 1, 2024 so that future equity awards not already subject to an employment agreement are subject to "double trigger" vesting, which means that rather than vesting automatically upon a change in control, the awards will vest following a change in control if the recipient's employment with the company terminates under certain circumstances or if the acquiring company does not assume the outstanding equity awards.

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Potential payments to named executive officers
The following table sets forth the estimated benefits and payments upon termination of our named executive officers as of year-end 2023, under various circumstances. These payments assume a termination or change of control effective upon December 31, 2023 in accordance with their contractual provisions in effect at such time. Unless otherwise specified, payments and benefits that would be generally available to all employees, including accrued benefits, are not included in the amounts below.
2023 Potential Payments to Named Executive Officers

	Termination Due to:

	Involuntary for Cause	Voluntary	Voluntary for Good Reason	Involuntary Not for Cause	Change In Control	Death	Disability

Terrence A. Duffy
Total Cash Severance [1]	$—	$—	$4,000,000	$4,000,000	$4,000,000	$—	$—
Value of Equity Subject to Accelerated Vesting [2,3]	—	27,301,131	27,301,131	27,301,131	27,301,131	27,301,131	27,301,131
Continuation of Health & Welfare Benefits [4]	—	193,832	193,832	193,832	193,832	—	—
Other Accrued Pay and Benefits [5]	—	—	—	—	—	7,907,600	7,907,600
Total:	—	27,494,963	31,494,963	31,494,963	31,494,963	35,208,731	35,208,731
Lynne C. Fitzpatrick
Total Cash Severance [1]	—	—	—	661,538	661,538	—	—
Value of Equity Subject to Accelerated Vesting [2,3]	—	—	—	160,688	2,915,336	2,915,336	2,915,336
Continuation of Health & Welfare Benefits [4]	—	—	—	21,354	21,354	—	—
Other Accrued Pay and Benefits [5]	—	—	—	—	—	786,959	786,959
Total:	—	—	—	843,580	3,598,228	3,702,295	3,702,295
Julie Holzrichter
Total Cash Severance [1]	—	—	—	868,269	868,269	—	—
Value of Equity Subject to Accelerated Vesting [2,3]	—	2,604,911	—	1,592,136	6,205,961	6,205,961	6,205,961
Continuation of Health & Welfare Benefits [4]	—	—	—	7,194	7,194	—	—
Other Accrued Pay and Benefits [5]	—	—	—	—	—	1,037,873	1,037,873
Total:	—	2,604,911	—	2,467,599	7,081,424	7,243,834	7,243,834
Derek L. Sammann
Total Cash Severance [1]	—	—	—	868,269	868,269	—	—
Value of Equity Subject to Accelerated Vesting [2,3]	—	2,495,399	—	1,432,712	5,897,853	5,897,853	5,897,853
Continuation of Health & Welfare Benefits [4]	—	—	—	19,906	19,906	—	—
Other Accrued Pay and Benefits [5]	—	—	—	—	—	1,037,873	1,037,873
Total:	—	2,495,399	—	2,320,887	6,786,028	6,935,726	6,935,726
Sunil K. Cutinho
Total Cash Severance [1]	—	—	—	949,038	949,038	—	—
Value of Equity Subject to Accelerated Vesting [2]	—	—	—	2,352,402	6,052,644	6,052,644	6,052,644
Continuation of Health & Welfare Benefits [4]	—	—	—	24,984	24,984	—	—
Other Accrued Pay and Benefits [5]	—	—	—	—	—	1,037,873	1,037,873
Total:	—	—	—	3,326,424	7,026,666	7,090,517	7,090,517

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	Termination Due to:

	Involuntary for Cause	Voluntary	Voluntary for Good Reason	Involuntary Not for Cause	Change In Control	Death	Disability

John W. Pietrowicz [6]
Total Cash Severance [1]	—	—	—	—	—	—	—
Value of Equity Subject to Accelerated Vesting [2]	—	4,670,266	—	—	—	—	—
Continuation of Health & Welfare Benefits [4]	—	—	—	—	—	—	—
Other Accrued Pay and Benefits [5]	—	1,220,142	—	—	—	—	—
Total:	—	5,890,408	—	—	—	—	—
1Cash severance represents contractual amount for Mr. Duffy in accordance with his employment agreement. Cash severance for Ms. Fitzpatrick, Ms. Holzrichter, Mr. Sammann and Mr. Cutinho is pursuant to the terms of our severance plan for eligible terminations in effect as of December 31, 2023. There is no amount shown for Mr. Pietrowicz as values displayed related only to benefits received pursuant to his retirement agreement, pursuant to which he did not receive cash severance.
2Amounts shown for the "Value of Equity Subject to Accelerated Vesting" are based on the applicable stock plan, severance plan and contractual provisions in place and include accelerated vesting of outstanding restricted stock and continued vesting of performance shares as applicable.  For purposes of this analysis, for performance awards tied to performance periods ending on or before December 31, 2023, the actual number of shares earned was used in the calculations for applicable scenarios; for outstanding performance awards tied to performance beyond 2023, the target number of shares was used in the calculations. Unless specifically provided for in contractual agreements or in the case of an approved retirement as described on page 89, outstanding performance awards do not receive continued vesting or accelerated vesting in the case of involuntary termination. The compensation committee approved an amendment to the Omnibus Stock Plan to change vesting in the event of a change in control from a "single trigger" provision to a "double trigger" provision, effective for awards granted after March 1, 2024. The CME Group Inc. Fourth Amended and Restated Omnibus Stock Plan was filed with the SEC on a Current Report on Form 8-K on March 7, 2024. The values were determined using the closing price on December 29, 2023 of $210.60.
3Amounts shown for the "Value of Equity Subject to Accelerated Vesting" for voluntary termination for Ms. Holzrichter and Mr. Sammann include the retirement vesting treatment for outstanding shares detailed on page 89 given they met the age and service requirement as of December 31, 2023 (note: other conditions would also apply). Ms. Fitzpatrick and Mr. Cutinho were not eligible for the retirement vesting provision based on their age and service as of December 31, 2023. The amounts shown for Mr. Pietrowicz are pursuant to his retirement agreement.
4Amounts shown for the "Continuation of Health and Welfare Benefits" reflect our contractual agreement with Mr. Duffy and benefits provided under the severance plan for the other named executive officers in effect during 2023. Mr. Pietrowicz does not participate in the company's medical plans and therefore is not eligible for continued coverage through COBRA. Mr. Duffy's continuing benefits do not reflect the additional amounts that CME Group may incur in connection with the self-insurance of certain benefits as previously described because such amounts were granted for the purposes of providing Mr. Duffy with life insurance benefits based on three times base salary.
5Amounts shown for the "Other Accrued Pay and Benefits" in event of death or disability include accrued annual bonus payments pursuant to our annual bonus plan based on actual annual bonus amounts for 2023.
6Mr. Pietrowicz retired from the company on December 31, 2023. Benefits received in connection with his retirement and pursuant to his agreement are included above and discussed in more detail under Pietrowicz Retirement Agreement on page 89.
Chief Executive Officer pay ratio
As required by Section 953(b) of the Dodd-Frank Act and Item 402(u) of Regulation S-K, for 2023:
•the median annual total compensation of our employees (other than Mr. Duffy, who serves in the role of Chief Executive Officer) was $157,285;
•the annual total compensation of Mr. Duffy, as reported in the Summary Compensation Table, was $23,468,000; and
•as a result, the annual total compensation of Mr. Duffy is estimated to be 149 times that of the median annual total compensation of our employees (other than Mr. Duffy).
Consistent with past methodology, we selected a measurement date of December 31, 2023, our fiscal year-end. As of that date, our global employee population including interns consisted of approximately 3,565 staff, with 62% (approximately 2,200) of these employees working in the United States and the remaining 38% (approximately 1,365) working in our various non-U.S. locations (Australia, Brazil, Canada, China, France, Hong Kong, India, Japan, Mexico, Netherlands, Singapore, South Korea, Sweden, Switzerland, and the United Kingdom).

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Under the "de minimis exemption" adjustment permitted under the SEC rules, the following countries and employee counts were excluded from our median employee determination: Australia (5), Brazil (4), Canada (1), China (2), France (1), Hong Kong (23), Japan (10), Mexico (1), Netherlands (14), South Korea (5), Sweden (1) and Switzerland (2). Our employee population, after taking the "de minimis exemption" into account, consisted of approximately 3,495 individuals.
To determine the median employee, our calculation approach aggregates actual base salary earnings, overtime earnings paid for eligible employees, annual bonus awards earned and the grant date value of any equity awards granted in the relevant year. The sum of these amounts represents our "consistently applied compensation measure," used in identifying the median employee. We do not apply a cost of living adjustment to the data.
The total annual compensation for the "median employee" was determined using the Summary Compensation Table methodology, which included the change in pension value for the median employee and 401(k) contributions made by the company in 2023.
This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above. The SEC rules for identifying the median employee and calculating the pay ratio based on that employee's annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have differing employment and compensation practices and may use different methodologies, exclusions, estimates and assumptions in calculating their pay ratios.
Pay versus performance disclosure
In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, we provide the following disclosure regarding executive compensation for our principal executive officer (PEO) and Non-PEO named executive officers (NEOs) and company performance for the fiscal years listed below. The compensation committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.
Pay Versus Performance

Year	Summary Compensation Table Total for Terrence A. Duffy[1] ($)	Compensation Actually Paid to Terrence A. Duffy[1,2,3] ($)	Average Summary Compensation Table Total for Non-PEO NEOs[1] ($)	Average Compensation Actually Paid to Non-PEO NEOs[1,2,3] ($)	Value of Initial Fixed $100 Investment based on:[4]		Net Income ($ Millions)	Cash Earnings[5] ($ Millions)
					TSR ($)	Peer Group TSR ($)

2023	$23,468,000	$34,175,281	$3,803,969	$4,637,219	$122.76	$146.25	$3,226	$3,573
2022	22,943,077	12,471,976	3,408,739	1,212,892	93.50	119.32	2,691	3,088
2021	22,924,737	26,891,265	3,321,407	4,505,841	121.26	137.19	2,637	2,583
2020	16,118,467	12,115,067	3,046,801	1,882,475	93.66	117.54	2,106	2,572
1Terrence A. Duffy was our PEO for each year presented. The individuals comprising the Non-PEO named executive officers for each year presented are listed below.

2020	2021	2022	2023

John W. Pietrowicz	John W. Pietrowicz	John W. Pietrowicz	Lynne C. Fitzpatrick
Kevin D. Kometer	Kevin D. Kometer	Julie Holzrichter	Julie Holzrichter
Julie Holzrichter	Julie Holzrichter	Sean P. Tully	Derek L. Sammann
Sunil K. Cutinho	Sunil K. Cutinho	Sunil K. Cutinho	Sunil K. Cutinho
John W. Pietrowicz
2The amounts shown for "Compensation Actually Paid" have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the company's NEOs. These amounts reflect the "Summary Compensation Table Total" with certain adjustments as described in footnote 3 below.

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3"Compensation Actually Paid" reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with Financial Accounting Standards Board ASC Topic 718. Amounts in the "Exclusion of Stock Awards" column are the amounts from the "Stock Awards" column set forth in the Summary Compensation Table. Amounts in the "Exclusion of Change in Pension Value" column reflect the amounts attributable to the "Change in Pension Value" reported in the Summary Compensation Table. Amounts in the "Inclusion of Pension Service Cost" are based on the service cost for services rendered during the listed year.

Year	Summary Compensation Table Total for Terrence A. Duffy ($)	Exclusion of Change in Pension Value for Terrence A. Duffy ($)	Exclusion of Stock Awards for Terrence A. Duffy ($)	Inclusion of Pension Service Cost for Terrence A. Duffy ($)	Inclusion of Equity Values for Terrence A. Duffy ($)	Compensation Actually Paid to Terrence A. Duffy ($)

2023	23,468,000	(55,146)	(12,594,380)	24,427	23,332,380	34,175,281
2022	22,943,077	(36,092)	(12,530,269)	25,060	2,070,200	12,471,976
2021	22,924,737	(35,942)	(11,563,324)	24,198	15,541,596	26,891,265
2020	16,118,467	(45,422)	(10,933,603)	23,466	6,952,159	12,115,067

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Change in Pension Value for Non-PEO NEOs ($)	Average Exclusion of Stock Awards for Non-PEO NEOs ($)	Average Inclusion of Pension Service Cost for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)

2023	3,803,969	(65,419)	(2,082,032)	21,610	2,959,091	4,637,219
2022	3,408,739	0	(1,703,264)	26,028	(518,610)	1,212,892
2021	3,321,407	(28,338)	(1,951,311)	24,227	3,139,856	4,505,841
2020	3,046,801	(72,079)	(1,845,104)	22,351	730,507	1,882,475
The amounts in the "Inclusion of Equity Values" in the tables above are derived from the amounts set forth in the following tables:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Terrence A. Duffy ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Terrence A. Duffy ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Terrence A. Duffy ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Terrence A. Duffy ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Terrence A. Duffy ($)	Value of Dividends or Other Earnings Paid on Stock or Option Awards Not Otherwise Included for Terrence A. Duffy ($)	Total - Inclusion of Equity Values for Terrence A. Duffy ($)

2023	6,481,849	10,556,378	6,294,153	0	0	0	23,332,380
2022	6,530,171	(9,033,730)	5,461,954	(888,195)	0	0	2,070,200
2021	12,602,892	2,049,192	0	889,511	0	0	15,541,596
2020	6,433,902	(2,767,707)	4,962,787	(1,676,822)	0	0	6,952,159

2024 PROXY STATEMENT	CME GROUP	93

EXECUTIVE COMPENSATION	TABLE OF CONTENTS

Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Average Value of Dividends or Other Earnings Paid on Stock or Option Awards Not Otherwise Included for Non-PEO NEOs ($)	Total - Average Inclusion of Equity Values for Non-PEO NEOs ($)

2023	1,547,777	1,525,158	0	148,101	(261,945)	0	2,959,091
2022	1,630,119	(2,021,505)	0	(127,224)	0	0	(518,610)
2021	2,126,740	744,382	0	268,733	0	0	3,139,856
2020	1,923,248	(835,552)	0	(357,189)	0	0	730,507
4The "Peer Group TSR" set forth in this table utilizes a custom group of peer companies, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report for the year ended December 31, 2023. The comparison assumes $100 was invested for the period starting December 31, 2019, through the end of the listed year in the company and in the custom group of peer companies used in our performance graph, respectively. The custom peer group consists of: Cboe Global Markets Inc, Deutsche Boerse Ag, Intercontinental Exchange Inc, London Stock Exchange Group Plc and Nasdaq Inc. Historical stock performance is not necessarily indicative of future stock performance.
5We determined cash earnings to be the most important financial performance measure used to link company performance to "Compensation Actually Paid" to our PEO and Non-PEO NEOs in 2023. More information about cash earnings can be found in the annual bonus section of the Compensation Discussion and Analysis beginning on page 64. This performance measure may not have been the most important financial performance measure for years 2021 and 2020 and we may determine a different financial performance measure to be the most important financial performance measure in future years.

94	CME GROUP	2024 PROXY STATEMENT

TABLE OF CONTENTS	EXECUTIVE COMPENSATION
DESCRIPTION OF RELATIONSHIP BETWEEN PEO AND OTHER NEO COMPENSATION ACTUALLY PAID AND COMPANY AND PEER GROUP TOTAL SHAREHOLDER RETURN
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our other NEOs, and the Company's and Peer Group's cumulative TSR over the four most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus TSR of Company and Peer Group
Compensation Actually Paid ($ Millions)
$40.0
$30.0
$20.0
$10.0
$0.0
Company and Peer Group TSR
$150.00
$125.00
$100.00
$75.00
$50.00
$25.00
$0.00
$100.00
$117.54
$93.66
$137.19
$121.26
$119.32
$93.50
$146.25
$122.76
$12.1
$1.9
$26.9
$4.5
$12.5
$1.2
$34.2
$4.6
2019
2020
2021
2022
2023
Fiscal Year
PEO Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
CME Group Inc. TSR
Peer Group TSR

DESCRIPTION OF RELATIONSHIP BETWEEN PEO AND OTHER NEO COMPENSATION ACTUALLY PAID AND NET INCOME
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our other NEOs, and our Net Income during the four most recently completed fiscal years.

2024 PROXY STATEMENT	CME GROUP	95

EXECUTIVE COMPENSATION	TABLE OF CONTENTS
DESCRIPTION OF RELATIONSHIP BETWEEN PEO AND OTHER NEO COMPENSATION ACTUALLY PAID AND CASH EARNINGS
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our other NEOs, and our Cash Earnings during the four most recently completed fiscal years.

TABULAR LIST OF MOST IMPORTANT FINANCIAL PERFORMANCE MEASURES
The following table presents the financial performance measures that the company considers to have been the most important in linking Compensation Actually Paid to our PEO and other NEOs for 2023 company performance. The measures in this table are not ranked.

Cash Earnings
Relative TSR
Net Income Margin

96	CME GROUP	2024 PROXY STATEMENT

Director Compensation
Our directors play a critical role in guiding our strategic direction and overseeing management. Developments in corporate governance and financial reporting have resulted in an increased demand for highly qualified directors. We provide compensation commensurate with our directors' workload, risk and opportunity costs. In addition, to satisfy our self-regulatory responsibilities, we have established a number of functional exchange committees of which certain of our directors are members. Our compensation program for our non-executive directors is designed to compensate our directors based on their respective levels of board participation and responsibilities, including service on board committees and functional exchange committees.
Similar to our philosophy on management pay, we generally target the 50th percentile of the competitive market for compensation of the board of directors. We also review the range of values around the median, including the 25th and 75th percentiles. No changes were made to director pay as a result of our most recent annual review. Director pay was most recently increased in 2022.
The 2023 compensation of our board members is set forth in the table entitled Director Compensation Table on page 99.
Fees and compensation plans for CME Group non-executive directors
The compensation committee is responsible for reviewing and recommending to the board the compensation for the non-executive directors of CME Group. Only non-executive directors receive compensation for their service as a director. Non-executive board members are eligible to participate in our Director Deferred Compensation Plan.
Our non-executive director compensation package for 2023 included:

Annual Payments	Compensation

Annual cash stipend [1]	$95,000
Annual retainer for service on a board committee	$12,000
Annual retainer for non-executive directors serving as a committee chair	$25,000
Annual equity stipend [2]	$145,000
Annual Lead Director stipend	$50,000
Functional Committee Meeting Fees
Meeting fee for the clearing house risk, interest rate swap risk and for other functional exchange committees	$ 1,000 - 1,250
1Directors have the option to elect to receive some or the entire portion of their annual cash stipend, which is paid pro-rata on a monthly basis, in shares of stock valued at the closing price on the date of the annual director grant. If a director who elects to receive additional stock leaves the board prior to the next annual meeting, such director will be responsible for repaying us for the amount of the unearned stipend that otherwise would have been paid in cash.
2Shares received are granted under our Director Stock Plan and are not subject to any vesting restrictions.
Non-executive directors may participate in our Director Deferred Compensation Plan in the market investments that the plan offers from time to time. The return on the investments selected by the directors is the only return they will receive on their deferred compensation. We do not provide any pension, health benefit or other benefit programs to our non-executive directors.
The following table provides information regarding the compensation earned during the year ended December 31, 2023 by each of our current directors, except for Mr. Duffy. The compensation for Mr. Duffy as a named executive officer is set forth in the Summary Compensation Table on page 79.

2024 PROXY STATEMENT	CME GROUP	97

DIRECTOR COMPENSATION	TABLE OF CONTENTS
2023 Director Compensation Table

Director	Fees Earned or Paid in Cash [1]	Stock Awards [2]	All Other Compensation	Total

Kathryn Benesh[3]	$69,417	$145,080	$—	$214,497
Timothy S. Bitsberger	180,000	145,080	—	325,080
Charles P. Carey[4]	61,010	240,070	10,000	311,080
Dennis H. Chookaszian[5]	49,583	—	—	49,583
Elizabeth A. Cook	125,000	145,080	—	270,080
Michael G. Dennis	120,000	145,080	—	265,080
Bryan T. Durkin	114,000	145,080	—	259,080
Ana Dutra[5]	54,583	—	—	54,583
Harold Ford Jr.[3]	62,417	145,080	—	207,497
Martin J. Gepsman	132,000	145,080	—	277,080
Larry G. Gerdes[6]	83,426	240,070	—	323,496
Daniel R. Glickman [4]	117,938	145,080	10,000	273,018
William W. Hobert	73,010	240,070	—	313,080
Daniel G. Kaye	156,000	145,080	—	301,080
Phyllis M. Lockett	161,000	145,080	—	306,080
Deborah J. Lucas	138,000	145,080	—	283,080
Patrick W. Maloney	107,000	145,080	—	252,080
Patrick J. Mulchrone	114,000	145,080	—	259,080
Terry L. Savage	119,000	145,080	—	264,080
Rahael Seifu	119,000	145,080	—	264,080
William R. Shepard	113,417	145,080	—	258,497
Howard J. Siegel	61,010	240,070	—	301,080
Dennis A. Suskind[6]	194,583	145,080	—	339,663
Robert J. Tierney Jr.	123,000	145,080	—	268,080
1The amounts reflected in the "Fees Earned or Paid in Cash" consist of annual cash stipends, cash payments made due to share rounding of the stock award(s), annual board committee retainers, annual retainers for the committee chairs, and functional committee meeting fees. This value includes any amounts deferred under our Director Deferred Compensation Plan.
2The amounts reflected in the "Stock Awards" column reflect the aggregate grant date fair value computed in accordance with the Financial Accounting Standards Board ASC Topic 718. See note 15 of the notes to consolidated financial statements of CME Group Inc. and subsidiaries in our 2023 Annual Report on Form 10-K for more details on the assumptions made in the valuation of stock awards. The value displayed in the table reflects one annual award made to our directors in June 2023. The stock awards were calculated using the closing price June 26, 2023 of $178.89. The awards are not subject to any vesting restrictions. Awards in excess of $145,080 are due to the director's election to receive additional shares in lieu of all or a portion of his or her annual cash stipend. No other awards were made to our non-executive board members in 2023. See the table entitled Directors, Director Nominees and Named Executive Officers on page 101 for the complete stock ownership of our board members.

98	CME GROUP	2024 PROXY STATEMENT

TABLE OF CONTENTS	DIRECTOR COMPENSATION

3Elected to the board in May 2023.
4Messrs. Carey and Glickman are eligible for a $10,000 annual stipend for participation as a member of our Agricultural Markets Advisory Council.
5Retired from the board in May 2023.
6During 2023, Mr. Gerdes served as our independent Lead Director through May 3rd. On May 3, 2023, Mr. Suskind was appointed as our independent Lead Director.
Director stock plan
Our Director Stock Plan provides for the issuance of up to 725,000 shares of Class A common stock (subject to adjustment in the event of a merger, reorganization or similar corporate event involving us) through awards of non-qualified stock options, restricted stock and shares of common stock. The plan is administered by the compensation committee, which has the responsibility for recommending to the board the annual equity stipend for our non-executive directors.
Stock ownership guidelines
Our non-executive board members are subject to stock ownership guidelines valued at two times the total annual retainer. For 2023, this required ownership of stock valued at $480,000 and equal to more than five times the annual cash retainer for 2023. Each member has five years from election to the board to achieve this stock ownership guideline. As of the 2023 review, all of our board members with five or more years of board service had satisfied the guideline and all others were on track to achieve their ownership guideline within five years from election to the board.

2024 PROXY STATEMENT	CME GROUP	99

Ownership of
CME Group Common Stock
The following tables show the amount of common stock owned by each of our directors, director nominees and by each executive officer who is not also a director named in the Summary Compensation Table on page 79 of this proxy statement, and by all directors and executive officers as a group and the amount of common stock beneficially owned by individuals owning more than five percent of our Class A common stock, in each case as of the record date, March 11, 2024 unless otherwise noted. In general, "beneficial ownership" includes those shares over which a person has the power to vote, or the power to transfer. Except as otherwise noted, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. None of our directors, director nominees or executive officers beneficially own more than one percent of any class of common stock. Shares have been rounded to the nearest full amount.
Directors, director nominees and named executive officers

	Class of Common Stock

Name of Beneficial Owner [1]	A	B-1	B-2	B-3	B-4

Terrence A. Duffy [2]	82,191	1	—	—	1
Kathryn Benesh	811	—	—	—	—
Timothy S. Bitsberger	10,841	—	—	—	—
Charles P. Carey [3]	10,348	—	—	—	—
Elizabeth A. Cook [4]	19,261	—	—	1	—
Sunil K. Cutinho	25,495	—	—	—	—
Michael G. Dennis [5]	2,868	—	—	—	—
Bryan T. Durkin	62,452	—	—	—	—
Lynne C. Fitzpatrick	13,785	—	—	—	—
Harold Ford Jr.	811	—	—	—	—
Martin J. Gepsman [6]	24,719	—	—	1	1
Larry G. Gerdes	39,414	—	—	—	—
Daniel R. Glickman [7]	16,758	—	—	—	—
Julie Holzrichter	34,206	—	—	—	—
William W. Hobert [8]	124,482	2	6	7	—
Daniel G. Kaye	3,420	—	—	—	—
Phyllis M. Lockett	3,420	—	—	—	—
Deborah J. Lucas	4,108	—	—	—	—
Patrick W. Maloney	2,818	—	1	—	—
Patrick J. Mulchrone[9]	52,205	1	1	1	1
John W. Pietrowicz[10]	53,232	—	—	—	—
Derek L. Sammann[11]	28,955	—	—	—	—
Terry L. Savage [12]	19,941	—	—	—	—
Rahael Seifu	2,814	—	—	—	—
William R. Shepard [13]	255,382	5	5	2	1
Howard J. Siegel [14]	77,548	1	—	1	—

100	CME GROUP	2024 PROXY STATEMENT

TABLE OF CONTENTS	OWNERSHIP OF CME GROUP COMMON STOCK

	Class of Common Stock

Name of Beneficial Owner [1]	A	B-1	B-2	B-3	B-4

Dennis A. Suskind	3,167	—	—	—	—
Robert J. Tierney Jr.[15]	12,420	1	2	1	1
1The address for all persons listed in the table is CME Group Inc., 20 South Wacker Drive, Chicago, IL 60606.
2Includes 495 Class A shares and 1 Class B-4 share to which Mr. Duffy shares joint ownership and has voting power.
3All Class A shares held in trust.
4Includes 19,241 Class A shares held in trust and 20 shares held in a joint account.
5Includes 41 Class A shares held in the name of Mr. Dennis' spouse.
6Includes 495 Class A shares and 1 Class B-4 share to which Mr. Gepsman shares joint ownership and has voting power.
7Includes 2,100 Class A shares held in trust.
8Mr. Hobert owns 84,482 Class A shares directly. He also owns 40,000 Class A shares, 2 Class B-1 shares, 6 Class B-2 shares and 7 Class B-3 shares, in each case held through a firm of which Mr. Hobert is a majority shareholder.
9Includes 25,000 shares held in the name of Mr. Mulchrone's spouse.
10Mr. Pietrowicz's ownership of Class A shares is shown as of the date of his retirement (December 31, 2023).
11Includes 12,239 shares held in trust and 7,022 shares held in the name of Mr. Sammann's spouse.
12All Class A shares held in trust.
13Includes 495 Class A shares and 1 Class B-4 share as to which Mr. Shepard shares joint ownership and has voting power. Includes 253,060 Class A shares held in trust. All Class B shares are held in trust.
14Includes 31,873 shares held in trust.
15Mr. Tierney owns one Class B-2 share through a firm of which he is the owner.
DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (35 PERSONS) 1

Class of Common Stock	Total Shares	Percent of Class [2]

Class A	1,107,319	0.3%
Class B-1	11	1.8%
Class B-2	15	1.8%
Class B-3	14	1.1%
Class B-4	5	1.2%
Total Classes (A & B)	1,107,364	0.3%
1Includes all directors and executive officers as of March 11, 2024.
2Based on 360,025,217 shares of Class A common stock; 625 shares Class B-1 common stock; 813 shares of Class B-2 common stock; 1,287 shares of Class B-3 common stock; and 413 shares of Class B-4 common stock outstanding as of March 11, 2024.

2024 PROXY STATEMENT	CME GROUP	101

OWNERSHIP OF CME GROUP COMMON STOCK	TABLE OF CONTENTS
SHAREHOLDERS OWNING MORE THAN FIVE PERCENT

Name	Number of Class A Shares	Percent of Vote as a Single Class [1]

The Vanguard Group [2]	33,450,782	9.3%
BlackRock, Inc. [3]	23,991,739	6.7%
1Percentage is based on the aggregate of 360,025,217 shares of Class A common stock and 3,138 shares of Class B common stock outstanding as of March 11, 2024, voting together as a single class. Other than with respect to the election of Class B directors and some matters relating to trading rights associated with Class B shares, holders of both classes of common stock will vote together as a single class on all matters to be presented to a vote of shareholders, unless otherwise required by law.
2The Vanguard Group filed a Schedule 13G/A on February 13, 2024, which states that its address is 100 Vanguard Blvd., Malvern, PA 19355, and that it has shared voting power of 448,296 shares of Class A common stock, sole dispositive power of 31,874,747 shares of Class A common stock and shared dispositive power of 1,576,035 shares of Class A common stock.
3Blackrock, Inc. filed a Schedule 13G/A on January 26, 2024, which states that its address is 50 Hudson Yards, New York, NY 10001, and that it has sole voting power of 21,591,643 shares of Class A common stock and sole dispositive power of 23,991,739 shares of Class A common stock.

102	CME GROUP	2024 PROXY STATEMENT

Other Business
Certain business relationships with related persons
Our audit committee has adopted a written policy for the review of related party transactions. A copy of our related party transaction approval policy is available on our website. Related party transactions are transactions in which we are a participant, the amount involved exceeds $120,000, and a related party has or will have a direct or indirect material interest. Related parties consist of our directors (including nominees for election as directors), executive officers, holders of more than five percent of our outstanding Class A common stock, and the immediate family members of these individuals, as defined in the policy. Our Corporate Secretary's Office, in consultation with management and outside counsel, as appropriate, will review potential related party transactions to determine if they are subject to our related party transactions policy. Certain transactions, including compensation and ordinary course trading activity and market data subscriptions, are considered pre-approved and thus do not require specific approval under the policy.
In determining whether to approve a related party transaction, the audit committee will consider, among other factors, the fairness of the proposed transaction, whether there are compelling business reasons to proceed, and whether the transaction would impair the independence of a non-management director or present an improper conflict of interest for a director or executive officer, taking into account the size of the transaction, the overall financial position of the related person, the direct or indirect nature of his or her interest in the transaction, the ongoing nature of any proposed relationship, and any other factors the committee deems relevant. The policy also provides that certain engagements by us of a large firm in which an immediate family member of a director or executive officer is a general partner of such firm will not be considered a related party transaction; provided certain factors are met, including that such family member did not have any involvement in the selection or engagement process, does not receive any compensation or credit in connection with the engagement other than that provided to the other unaffiliated partners and that no other facts or circumstances exist suggesting that the immediate family member has any direct or indirect material interest in the transaction.
We do not consider the amounts involved in the transactions described in this section to be material to our business or material in relation to the businesses of such other companies or the interests of the individuals involved. We recognize the need for transparency and additional disclosure regarding transactions between an issuer and its insiders. However, we do not believe that these disclosures should be a substitute for the overall independence test for determining whether a material relationship exists.
TRANSACTIONS RELATING TO TRADING ACTIVITY IN 2023
We are a unique organization stemming from our evolution from a member-owned organization to a public company. In connection with such transition, we recognized the need to maintain the deep industry knowledge of members of our trading community as board members. As a result, some of our board members continue to participate in our markets from which we derive revenue. Payments relating to trading activity include clearing and transaction fees, market data and information services fees and connection fees. A substantial portion of our clearing and transaction fees is received directly from our clearing firms, which include charges for trades executed and cleared on behalf of their customers, some of whom may be members of our board. Payments received directly by clearing firms in which a board member has a significant affiliation are based upon our financial records. Other payments, which are not derived from our financial records because they are processed indirectly through a clearing firm, are set forth below, but the actual amounts are not included.
•Mr. Carey was an owner of a member firm, until it was acquired in late 2023, that made payments to us indirectly through its clearing firm in excess of $120,000.
•Mr. Dennis is a member of the management team of one of our clearing firms that made payments to us of nearly $540 million.
•Mr. Hobert owns a majority interest in one of our member firms that made payments to us indirectly through its clearing firm in excess of $120,000.
•Mr. Mulchrone is the founder of a clearing firm that made net payments to us of approximately $112 million.
•Mr. Shepard is the owner of a trading firm and is a minority investor in another trading firm and each firm made payments to us indirectly through their clearing firm in excess of $120,000.
•Mr. Tierney is the owner of one of our member firms that made payments to us indirectly through its clearing firm in excess of $120,000.

2024 PROXY STATEMENT	CME GROUP	103

OTHER BUSINESS	TABLE OF CONTENTS

The fees we charge our customers, including any of our board members, are based on published fee schedules and no benefits or discounts are provided to our board members that are not otherwise made available to similarly situated customers. We, therefore, do not believe that such transactions impair the independence of such individuals and any potential conflicts are handled appropriately under our director conflict of interest policy, a copy of which is available on our website. As previously disclosed, given that the payments from Mr. Dennis' firm exceeded 5% of our consolidated gross revenues, he has been classified as non-independent. Our other board members who participate in our markets also incur trading fees, but such fees were below $120,000 during 2023. The foregoing transactions relating to trading activity are considered pre-approved under the audit committee's related party transaction approval policy.
OTHER RELATIONSHIPS
An immediate family member of Ms. Cook is employed by us in a non-officer position. The employee received aggregate compensation in 2023 of approximately $136,000 and other benefits provided to employees at the same level. An immediate family member of Mr. Pietrowicz is employed by us in a non-officer position. The employee received aggregate compensation in 2023 of approximately $197,000 and other benefits provided to employees at the same level. The audit committee ratified both these related party transactions in 2024 and received a report on the 2023 compensation arrangements as part of its review of ongoing related party transactions. In both cases, the compensation is in accordance with our standard compensation practices applicable to similarly-situated employees.
CHARITABLE AND CIVIC CONTRIBUTIONS
We believe that it is both a responsibility and a privilege to give back to the community. Through our charitable programs, we are focused on building brighter futures. We support important philanthropic causes around the globe. We empower our employees to make a positive difference in our communities by sponsoring volunteer opportunities with our adopted schools and other non-profit partners and allocated volunteer hours. Our board members and executive officers may have affiliations with organizations that have received donations from the CME Group Foundation or CME Group Inc. None of the donations were deemed to impact the independence of any of our board members or were of an amount that required disclosure as a related party transaction.
Delinquent Section 16(a) reports
Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Based solely on our review of such reports filed electronically with the SEC and written representations from reporting persons, we believe that all of our executive officers and directors complied with their Section 16(a) filing requirements during 2023, except as follows. A Form 4 was filed on October 6, 2023 for Mr. Shepard to reflect two purchases made in September 2023 under a broker-administered dividend reinvestment program. A Form 5 was filed on March 15, 2024 to reflect an update to Mr. Carey's ownership of Class B shares that were previously reported as being indirectly owned by Mr. Carey in connection with his ownership of HC Technologies. In September 2023, HC Technologies' assets were sold to a third party. Subsequent to the sale of HC Technologies' assets, one Class B-1 share, one Class B-2 share, one Class B-3 share and one Class B-4 share were sold in October 2023. Each of the Class B common stock is associated with a membership in a specific division of the CME exchange.

104	CME GROUP	2024 PROXY STATEMENT

General Information About the Meeting
When and where is the annual meeting?
The annual meeting of shareholders of CME Group will be held on Thursday, May 9, 2024, 10:00 a.m., Central Time, in the auditorium at CME Group, located at 20 South Wacker Drive, Chicago, Illinois.
Who may attend the annual meeting?
All holders of Class A and Class B common stock on March 11, 2024, the record date for the annual meeting, are entitled to notice of and are invited to attend the annual meeting.
Are there any rules for admission to the annual meeting?
Yes. You are entitled to attend the annual meeting only if you were, or you hold a valid legal proxy naming you to act for, one of our shareholders on the record date. Please note that seating is limited, and admission will be accepted on a first-come basis.
If you plan to attend the meeting, you should register in advance. Please go to the "shareholder meeting registration" link at www.proxyvote.com and follow the instructions provided. You will need the 16-digit control number located on your Notice of Internet Availability of Proxy Materials (Notice), proxy card or voter instruction form. Please print your registration confirmation and bring it with you to the meeting along with valid photo identification, such as a driver's license or passport. If you do not have a printed registration confirmation, we must be able to confirm:
•your identity by reviewing a valid form of photo identification, such as a driver's license; and
•you were a registered shareholder or held your shares in street name on the record date by:
–verifying your name and stock ownership against our list of registered shareholders; or
–reviewing other evidence of your stock ownership that shows your current name and address, such as a copy of your most recent brokerage or bank statement or the Notice, if you hold your shares in street name; or
•you are validly acting as proxy:
–for a registered shareholder as of the record date, by reviewing a written legal proxy granted to you and signed by the registered shareholder; or
–for a street name holder as of the record date, by reviewing a written legal proxy from a brokerage firm or bank holding the shares to the street name holder that is assignable, and a written legal proxy to you signed by the street name holder, together with a brokerage or bank statement or Notice showing the street name holder's shares as described above.
If you do not have a valid form of photo identification and proof that you owned or are legally authorized to act as proxy for someone who owned shares of our common stock on March 11, 2024, you will not be admitted to the meeting.
At the entrance to the meeting, we will verify that your name appears in our stock records or we will inspect your brokerage or bank statement or Notice, as your proof of ownership and any written proxy you present as the representative of a shareholder. We will decide in our sole discretion whether the documentation you present for admission to the meeting meets the requirements described above. Each of the owners of shares held in a joint account can be admitted to the meeting if proof of joint ownership is provided and each of the owners follows the admission procedures described above. Please allow ample time for these admission procedures.
Shareholders will not be allowed to use cameras (including cell phones with photographic capabilities), recording devices or other electronic devices at the meeting.

2024 PROXY STATEMENT	CME GROUP	105

GENERAL INFORMATION ABOUT THE MEETING	TABLE OF CONTENTS
Will I be able to ask question during the annual meeting?
Yes. As part of the annual meeting, we will hold a Q&A session. Questions asked before or during the meeting must be in accordance with the meeting rules, which will be made available at the meeting and on our website prior to the meeting.
We encourage you to submit your questions in advance of the meeting via annualmeeting@cmegroup.com. Please include your name and the number of CME Group shares you owned as of the record date.
Will the annual meeting be webcast?
Yes. A live webcast of the annual meeting will be provided on the Investor Relations section of our website www.cmegroup.com. Go to Investor Relations, click on Events and Presentations and then click on the link provided to listen to the webcast of the CME Group Inc. 2024 Annual Meeting of Shareholders. If you miss the meeting, you can view a replay of the webcast on that site. Please note that you will not be able to vote your shares or ask questions via the webcast. If you plan to view the webcast, please submit your vote in advance.
What proposals are the Class A and Class B shareholders being asked to vote on, collectively as a single class?
Holders of all Class A common stock and all classes of Class B common stock of CME Group (voting together as a single class) are being asked to vote on the following:
ITEM 1: The election of seventeen Equity directors.
ITEM 2: Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2024.
ITEM 3: An advisory vote on the compensation of our named executive officers, referred to as the "say-on-pay" proposal.
What proposals are the Class B shareholders being asked to vote separately on?
Under ITEM 4, our Class B shareholders are being asked to vote on the following:
Class B-1 Shareholders: The election of three Class B-1 directors.
Class B-2 Shareholders: The election of two Class B-2 directors.
Class B-3 Shareholders: The election of one Class B-3 director.
Who is entitled to vote?
You may vote if you owned shares of Class A or Class B common stock of CME Group as of the close of business on March 11, 2024, the record date for the annual meeting. The number of shares outstanding of each of our classes of common stock as of March 11, 2024 was as follows:

Class	Number of Shares Outstanding

Class A	360,025,217
Class B-1	625
Class B-2	813
Class B-3	1,287
Class B-4	413
There were 4,077 holders of record of our Class A common stock and 1,527 holders of record of our Class B common stock on such date.

106	CME GROUP	2024 PROXY STATEMENT

TABLE OF CONTENTS	GENERAL INFORMATION ABOUT THE MEETING
All shares of Class A and Class B common stock are entitled to one vote per share. Class A and Class B shareholders will vote together as a single class on all Items, except for ITEM 4. With regard to ITEM 4, the Class B-1 shares will vote separately as a class for Class B-1 directors, the Class B-2 shares will vote separately as a class for Class B-2 directors and the Class B-3 shares will vote separately as a class for Class B-3 directors. Class A shares and Class B-4 shares are not entitled to vote on ITEM 4.
Our Series G preferred stock does not have voting rights.
How do I vote?
Shareholders of record (shareholders having an account at Computershare, our transfer agent) have the following ways to cast their vote:
•OVER THE INTERNET — You can vote over the Internet at www.proxyvote.com by following the instructions provided in the Notice or proxy card. You may vote until 10:59 p.m., Central Time, on Wednesday, May 8, 2024. You will need the 16-digit control number or the unique QR code that appears on your Notice or proxy card when you access the webpage.
•BY MAIL — If you requested to receive printed proxy materials, you can vote by mail pursuant to instructions provided on the Notice or proxy card. Be sure to allow sufficient time for delivery.
•BY PHONE — Registered owners of Class A and Class B shares may vote by calling 1-800-690-6903 (toll free). You will need the 16-digit control number that appears on your Notice or proxy card for each class of shares you are voting.
You may vote until 10:59 p.m., Central Time, on Wednesday, May 8, 2024.
•IN PERSON — BY ATTENDING THE ANNUAL MEETING
For holders in street name (shareholders holding through a bank, broker or other intermediary), your proxy materials include a voting instruction form from the institution holding your shares. The availability of Internet or telephone voting will depend upon the institution's voting processes. Please contact the institution holding your shares for more information.

We encourage you to vote your shares prior to the meeting, even if you plan to attend the annual meeting.
How do I locate my 16-digit control number?
If you are a registered shareholder of Class A and/or Class B shares as of the record date and cannot locate your 16-digit control number(s), you may contact Broadridge, as our Inspector of Election, to obtain your 16-digit control number(s) by calling 1-866-232-3037 (toll free) or 1-720-358-3640 (Non-U.S. toll free).

You will be asked to provide information to confirm your identity (e.g., name and address for the account) as a CME Group shareholder as of the record date.

You will then be able to use your 16-digit control number(s) to vote over the Internet or by phone as set forth above. Broadridge will not accept votes over the phone during the process of providing control numbers.

What is a shareholder of record?
A shareholder of record or registered shareholder is a shareholder whose ownership of CME Group stock is reflected directly on the books and records of our transfer agent, Computershare. If you hold stock through a bank, broker or other intermediary, you hold your shares in street name and are not a shareholder of record. For shares you hold in street name, the shareholder of record is your bank, broker or other intermediary. The share ownership records to which we have access show only the shareholder of record.
How are proxy materials being distributed?
We are taking advantage of SEC rules that allow us to furnish proxy materials to our shareholders over the Internet by providing access to the Notice instead of mailing printed copies. Most of our shareholders will not receive printed copies of the proxy materials unless they request them.

2024 PROXY STATEMENT	CME GROUP	107

GENERAL INFORMATION ABOUT THE MEETING	TABLE OF CONTENTS
The Notice was made available on or around March 18, 2024. The Notice provides instructions on how you may vote your shares over the Internet. If you would like to receive paper copies or electronic copies of our proxy materials, you may follow the instructions in the Notice. Those who previously requested printed proxy materials or electronic materials on an ongoing basis will receive those materials as requested.
The Notice includes the 16-digit control number for purposes of being able to vote.
What does it mean if I received more than one Notice or set of proxy materials?
This means you have multiple accounts holding CME Group shares. Shares with different registrations cannot be combined and as a result, you may receive more than one Notice or set of proxy materials. For example, shares held through your broker cannot be combined with shares held at our transfer agent, Computershare. Additionally, our Class B shares are not combined with our Class A shares.
If you receive more than one Notice or set of proxy materials, you must vote the shares to which each Notice or set of proxy materials relates to ensure that all shares you own are voted.
Why did members of my household only receive one set of proxy materials but more than one proxy?
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for the annual report, proxy statement and Notice with respect to two or more shareholders sharing the same address by delivering a single annual report, proxy statement or Notice, as applicable, addressed to those shareholders. This process, which is commonly referred to as "householding," potentially means extra convenience for shareholders and cost savings for companies. As the company has adopted this procedure, a single set of proxy materials or Notice will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholder(s). Shareholders of record that participate in householding continue to receive separate proxy cards.
We undertake to deliver promptly upon written or oral request (submitted as directed in the following sentence), a separate copy of the annual report, proxy statement, or Notice, as applicable, to a shareholder at a shared address to which a single copy of such document(s) was delivered. Shareholders of record participating in householding that wish to request separate copies of the Notice or, if applicable, the proxy materials, for the 2024 annual meeting and/or in the future, or shareholders of record sharing an address that are not currently participating in householding and wish to request participation in householding, may do so by calling Computershare at (312) 360-5104 and then requesting this delivery option. Shareholders who own shares held in street name can request information about householding from their banks, brokers or other holders of record.
What if I return my proxy but do not provide voting instructions?
If you sign and date the proxy without indicating your instructions on how to vote your shares, the proxies will vote your shares as follows:
•"FOR" the election of the seventeen Equity director nominees.
•"FOR" the ratification of Ernst & Young LLP as our independent registered public accounting firm for 2024.
•"FOR" the approval of the compensation of our named executive officers, on an advisory basis.
•"FOR" the three Class B-1 nominees.
•"FOR" the two Class B-2 nominees.
•"FOR" the one Class B-3 nominee.
If any other matter is presented at the annual meeting, the proxies will vote in accordance with their best judgment. At the time this proxy statement went to press, we knew of no matters to be addressed at the annual meeting beyond those described in this proxy statement.
Can I change my mind after I vote?
For shareholders of record: You may change or revoke your vote by submitting a subsequent vote electronically, by telephone or at the meeting.
For holders in street name: You may change or revoke your voting instructions by following the specific directions provided to you by your bank, broker or intermediary.
Your most recent vote is the one that is counted.

108	CME GROUP	2024 PROXY STATEMENT

TABLE OF CONTENTS	GENERAL INFORMATION ABOUT THE MEETING
Is my vote confidential?
The vote of a particular shareholder will be kept confidential, except as necessary to allow the Inspector of Election to certify the voting results or to meet legal requirements. Written comments submitted by shareholders may be provided by the Inspector of Election to a representative of our Corporate Secretary's Office with the name and address of the shareholder. Each comment will be provided without reference to the vote of the shareholder, unless the vote is mentioned in the comment or unless disclosure of the vote is necessary to understand the comment.
How are votes counted?
For us to conduct the annual meeting, a minimum number of votes entitled to be cast by the holders of all outstanding common stock as of March 11, 2024, must be present at the meeting, either in person or represented by proxy. This is referred to as a quorum.
For proposals brought before the holders of all classes of common stock, voting together without regard to class, at least one-third of the votes entitled to be cast by such holders must be present at the meeting, either in person or represented by proxy, to establish a quorum.
For proposals brought before the holders of Class B-1, Class B-2 and Class B-3 common stock, respectively, each voting separately as a class, at least one-third of the votes entitled to be cast by the holders of such class must be present at the meeting, or represented by proxy, to establish a quorum. See page 57 for additional information on the quorum requirement for ITEM 4.
Proxies marked "abstain" are counted as present for establishing a quorum. Additionally, because we have one routine item on the agenda — ratification of the appointment of our independent registered public accounting firm — "broker non-votes" received on the other proposals also will be counted for purposes of establishing a quorum for proposals brought before the holders of all classes of common stock, voting together without regard to class. A broker non-vote occurs when a broker does not vote on a proposal because the broker does not have discretionary voting power for that particular proposal under applicable stock exchange requirements and has not received instructions from the beneficial owner.
To ensure there will be a quorum for all proposals to be voted on, please vote before the annual meeting and allow your shares to be represented at the meeting by your proxies. Voting before the annual meeting will not prevent you from voting in person at the meeting. If you vote in person at the meeting, your previous vote will be revoked automatically.
How many votes are required for approval for each proposal?
Assuming that a quorum is present for the particular proposal, the following describes the votes required to approve each proposal.
ITEM 1: Seventeen Equity directors have been nominated for election at the annual meeting. Our bylaws require that, in uncontested elections, each Equity director be elected by the majority of votes cast with respect to such director. This means that the number of shares voted "for" an Equity director nominee must exceed the number of votes cast "against" that nominee in order for that nominee to be elected. Only votes "for" or "against" are counted as votes cast with respect to an Equity director election. Abstentions and broker non-votes will have no effect. If a nominee who currently is serving as a director does not receive the affirmative vote of at least a majority of the votes cast, Delaware law provides that the director would continue to serve on the board as a "holdover director." However, under our corporate governance principles, each holdover Equity director is required to tender his or her resignation to the board. Under the principles, the nominating and governance committee shall make a recommendation to the board as to whether to accept or reject the tendered resignation, or whether other action should be taken. The nominating and governance committee and the board, in making their decisions, may consider any factor or other information that they deem relevant. The board shall act on the tendered resignation, taking into account the nominating and governance committee's recommendation, and shall publicly disclose its decision regarding the resignation within 90 days after the results of the election are certified. If the resignation is not accepted, the Equity director will continue to serve until the next annual meeting of shareholders and until the director's successor is elected.
ITEMS 2 and 3: The affirmative vote of a majority of the shares of our Class A and Class B common stock present in person or represented by proxy and entitled to vote on the matter is necessary for approval. Abstentions will have the same effect as a vote "against" an item. Because ITEM 2 is considered a "routine" matter, broker non-votes are not expected to occur with respect to that item. Broker non-votes will have no effect on ITEM 3.
ITEM 4: The three nominees for Class B-1 director, the two nominees for Class B-2 director and the one nominee for Class B-3 director receiving the highest number of "for" votes will be elected. Abstentions and broker non-votes will have no effect on this item. All Class B shares are held in registered form.

2024 PROXY STATEMENT	CME GROUP	109

GENERAL INFORMATION ABOUT THE MEETING	TABLE OF CONTENTS
Who pays for the solicitation of proxies?
The solicitation is being conducted by CME Group, which pays for the cost of soliciting proxies. Proxies will be solicited on behalf of the board of directors. This solicitation is being made by mail and over the Internet, but also may be made by telephone or in person. We have hired Morrow Sodali for $16,500, plus out-of-pocket expenses, to assist in the solicitation on behalf of the company. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their out-of-pocket expenses for sending proxy materials to shareholders and obtaining their vote.
Nominees for Class B directors may send out a written letter as part of their solicitation to our shareholders. CME Group facilitates the mailing and distribution of such letters. To the extent a Class B director nominee requests a third party to solicit on their behalf, they must notify the company and such third party must comply with our campaigning procedures.
When are shareholder proposals due for the 2025 annual meeting?
To be considered for inclusion in the company's proxy statement for the 2025 annual meeting, shareholder proposals must be received by us at our principal executive offices no later than November 18, 2024. You should be aware that your proposal must comply with the SEC regulations regarding inclusion of shareholder proposals in company-sponsored proxy materials.
In order for a shareholder to submit a nomination for director or other matter to be presented at our 2025 annual meeting (other than a proposal included in the company's proxy statement pursuant to Rule 14a-8 under the Exchange Act), we must have received timely notice of the proposal in proper written form in accordance with the advance notice provisions of our bylaws. To be timely, a shareholder's notice must be delivered to our Corporate Secretary not earlier than the open of business on January 9, 2025 (the 120th day prior to the first anniversary of the 2024 annual meeting) and not later than the close of business on February 8, 2025 (the 90th day prior to the first anniversary of the 2024 annual meeting); provided, however, in the event that the date of the 2025 annual meeting is more than 30 days before or more than 60 days after May 9, 2025, to be timely, notice must be delivered not earlier than the open of business on the 120th day prior to the date of the 2025 annual meeting and not later than the close of business on the later of the 90th day prior to the date of the 2025 annual meeting or, if the first public announcement of the date of the 2025 annual meeting is less than 100 days prior to the date of such meeting, the 10th day following the day on which public announcement of the date of the 2025 annual meeting is first made by CME Group. Such advance notice deadline will also be the deadline for a proposal to be considered "timely" for purposes of Rule 14a-4(c) under the Exchange Act. A shareholder's notice must contain the information required under our bylaws in order for the proposal to be considered. In addition, a shareholder who intends to solicit proxies in support of director nominees other than the company's nominees must comply with Exchange Act Rule 14a-19.
To be considered at the 2025 annual meeting, proxy access nominations of Equity directors must comply with the requirements and conditions of our proxy access bylaw, including the delivery of proper notice to our Corporate Secretary not earlier than the open of business on October 19, 2024 (the 150th day prior to the first anniversary of the date that we first distributed our proxy statement to shareholders for the 2024 annual meeting) and not later than the close of business on November 18, 2024 (the 120th day prior to the first anniversary of the date that we first distributed our proxy statement to shareholders for the 2024 annual meeting).
Shareholder proposals and notices thereof required under our bylaws, proxy access nominations and notices thereof required under our bylaws and any notice required under the SEC's universal proxy rules should be sent by mail directed to the Corporate Secretary (Margaret A. Wright), CME Group Inc., 20 South Wacker Drive, Chicago, IL 60606, with a copy sent by email to annualmeeting@cmegroup.com.
Are there any matters to be voted on at the meeting that are not included in the proxy statement?
At the time this proxy statement went to press, we knew of no matters to be addressed at the annual meeting beyond those described in this proxy statement. If any other matter is presented at the annual meeting, your proxies will vote in accordance with their best judgment.
Where can I find the voting results of the annual meeting?
We intend to announce preliminary voting results by press release following the annual meeting and will file the final results in a Current Report on Form 8-K within four business days of the meeting, as required by SEC regulations.
If I received paper copies of materials, can I receive future proxy materials online?
Yes. If you choose this option, you will not receive paper copies of the proxy materials in the mail. Choosing this option will save us printing and mailing costs and may benefit the environment.
If you hold shares in your name (instead of through a bank, broker or other intermediary), you can choose this option by following the instructions provided when you vote over the Internet at www.proxyvote.com and, when prompted, indicate that you agree to receive or access shareholder communications electronically. If you hold your shares through a bank, broker or other intermediary you should follow the instructions regarding electronic delivery, if any, provided by your bank, broker or other intermediary.

110	CME GROUP	2024 PROXY STATEMENT

TABLE OF CONTENTS	GENERAL INFORMATION ABOUT THE MEETING
If you choose to receive your proxy materials electronically, then, prior to next year's annual meeting you will receive an email notification when the proxy materials are available for your online review. Your choice for electronic distribution will remain in effect indefinitely, unless you revoke your choice.
Can I get additional copies of proxy materials?
Yes. Additional copies of our 2023 annual report and this proxy statement are available free of charge upon request to annualmeeting@cmegroup.com.
Where can I find information on CME Group's corporate governance policies and other materials referenced in this proxy statement?
Copies of our governance materials and other policies referenced in this proxy statement and the charters of all of our committees are available at http://investor.cmegroup.com under "Corporate Governance."
Copies of the company's ESG reports are available at https://www.cmegroup.com/company/corporate-citizenship/esg.html.
You may also request hard copies of such materials by sending a request to annualmeeting@cmegroup.com.

2024 PROXY STATEMENT	CME GROUP	111

Appendix A – Reconciliation of GAAP
and Non-GAAP Information
To supplement CME Group's financial statements on a GAAP basis, this proxy statement includes financial measures that are not in accordance with GAAP, consisting of non-GAAP net income and earnings per share. Management believes that the presentation of non-GAAP net income and earnings per share provide important supplemental information to management and investors about financial and business trends relating to CME Group's financial condition and results of operations. Management believes that the use of these non-GAAP financial measures provide a better measure of comparability with the company's prior financial reports. Management acknowledges that non-GAAP adjustments may include recurring items. These non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP.
In this proxy statement, we also disclose the following non-GAAP financial measures used in our executive compensation program:
•Cash earnings. CME Group's annual cash bonus is tied to the generation of cash earnings. We believe the cash earnings metric is a key component to measuring our growth and contributes directly to deriving value for our shareholders as it is the metric used for determining our regular dividend payments. This additional non-GAAP information is not intended to be considered in isolation or as a substitute for net income.
•Net income margin. A portion of the performance shares granted under the CME Group's long-term incentive program is based on absolute net income margin. We believe including absolute net income margin as a performance metric in the long-term incentive design strengthens the focus on aspects of the company's financial performance that management can more directly impact. The net income margin metric calculation utilizes our reported Non-GAAP Income Statements with the following adjustments:
◦Licensing and Other Fee Agreement expenses are netted against Revenue.
◦Earnings from holding customer assets as collateral are excluded from results. Specifically, earnings on non-cash collateral held is excluded from Other Revenues, and earnings on cash collateral held are excluded from Other Non-operating Income.

112	CME GROUP	2024 PROXY STATEMENT

CME Group Inc. and Subsidiaries
Reconciliation of GAAP Net Income to Cash Earnings
(dollars in millions)

	Year Ended December 31,
	2023	2022	2021
Net Income	$3,226.2	$2,691.0	$2,636.9
Less: net (income) loss attributable to non-controlling interests	—	—	(0.5)
Net Income Attributable to CME Group	3,226.2	2,691.0	2,636.4
Restructuring and severance	17.6	11.2	35.9
Amortization of purchased intangibles	280.3	276.0	253.0
Litigation matters or settlements	10.5	—	(18.8)
Strategic transaction-related costs	(2.2)	(0.3)	41.3
Foreign exchange transaction (gains) losses	12.9	(13.1)	(0.4)
Unrealized and realized (gains) losses on investments	(67.1)	(5.3)	(518.0)
Debt costs related to refinancing	—	7.7	—
Realized and unrealized (gains) losses on assets	1.3	0.7	2.0
Gain on sale of real estate	—	—	(30.4)
Trading floor enhancements	—	4.8	6.0
Income tax effect related to above	(44.1)	(55.5)	(27.5)
Other income tax items	(34.0)	(17.4)	32.2
Adjusted Net Income	$3,401.4	$2,899.8	$2,411.7

Stock compensation	64.3	63.8	57.3
Depreciation	124.6	133.8	145.8
Capital expenditures	(79.8)	(86.3)	(129.6)
Net interest expense (income)	36.0	94.0	125.3
Other	26.4	(5.1)	(27.6)
Cash Earnings	$3,572.9	$3,100.0	$2,582.9

2024 PROXY STATEMENT	CME GROUP	113

CME Group Inc. and Subsidiaries
Reconciliation of GAAP to non-GAAP Measures
(dollars in millions, except per share amounts; shares in thousands)

	Year Ended December 31,
	2023	2022	2021
Net Income	$3,226.2	$2,691.0	$2,636.9
Less: net (income) loss attributable to non-controlling interests	—	—	(0.5)
Net Income Attributable to CME Group	3,226.2	2,691.0	2,636.4
Restructuring and severance	17.6	11.2	35.9
Amortization of purchased intangibles(1)	280.3	276.0	253.0
Litigation matters or settlements	10.5	—	(18.8)
Strategic transaction-related costs	(2.2)	(0.3)	41.3
Foreign exchange transaction (gains) losses	12.9	(13.1)	(0.4)
Unrealized and realized (gains) losses on investments	(67.1)	(5.3)	(518.0)
Gain on sale of real estate	—	—	(30.4)
Debt costs related to refinancing	—	7.7	—
Realized and unrealized (gains) losses on assets	1.3	0.7	2.0
Trading floor enhancements	—	4.8	6.0
Income tax effect related to above	(44.1)	(55.5)	(27.5)
Other income tax items(2)	(34.0)	(17.4)	32.2
Adjusted Net Income	$3,401.4	$2,899.8	$2,411.7

Adjusted Net Income Attributable to Common Shareholders of CME Group	$3,358.6	$2,863.2	$2,392.8

Earnings per Share Attributable to Common Shareholders of CME Group:
Basic	$8.87	$7.41	$7.30
Diluted	8.86	7.40	7.29

Adjusted Earnings per Share Attributable to Common Shareholders of CME Group:
Basic	$9.35	$7.98	$6.68
Diluted	9.34	7.97	6.67

Weighted Average Number of Shares:
Basic common shares	359,023	358,713	358
Diluted common shares	359,500	359,181	359
Preferred shares(3)	4,584	4,584	728

1. Includes $10.9 million of amortization of purchased intangibles (net of tax) at OSTTRA and $2.4 million of amortization of purchased intangibles at S&P Dow Jones Indices LLC, reported in Equity in net earnings of unconsolidated subsidiaries on the Consolidated Statements of Income.
2. Other income tax items include benefits recognized for the settlement of various tax audits and for changes in state and local apportionment factors.
3. Preferred shares have similar rights as common shares without voting rights.

114	CME GROUP	2024 PROXY STATEMENT

Appendix B – Categorical Independence Standards
Categorical independence standards
A director who satisfies the independence requirements of the applicable listing standards and meets all of the following categorical standards shall be presumed to be "independent":
•The director does not (directly or indirectly as a partner, shareholder or officer of another company) provide consulting, legal or financial advisory services to the company or the company's present or former auditors.
•Neither the director nor any member of his or her immediate family is a significant shareholder in the company's Class A Common Stock or Class B Common Stock. For purposes of this categorical standard, a shareholder shall be considered significant if the ownership of shares of Class A Common Stock is greater than five percent (5%) of the outstanding Class A Common Stock or if the ownership of shares of any series of Class B Common Stock is greater than five percent (5%) of the outstanding Class B Common Stock in such series.
•Neither the director nor any member of his or her immediate family serves as an executive officer of a civic or charitable organization that receives financial contributions from CME (excluding payments pursuant to a matching gift program), CBOT, NYMEX or the CME Group Foundation in excess of $200,000 or five percent (5%) of that entity's total annual charitable receipts and other revenues, whichever is greater, per year. The board shall also consider whether any charitable donations made to a civic or charitable organization in which a director or member of his or her immediate family serves as a director, trustee or employed fundraiser impact the particular director's independence; provided, however, donations less than $200,000 per year shall be presumed to be insignificant and, therefore, not impact such director's independence.
In addition, the board of directors has determined that a director who acts as a floor broker, floor trader, employee or officer of a futures commission merchant, clearing member firm, market participant or other similarly situated person that intermediates transactions in or otherwise uses CME Group products and services shall be presumed to be "independent," if he or she otherwise satisfies all of the above categorical standards and the independence requirements of the applicable listing standards and such transactions are made in the ordinary course of business of the company on terms consistent with those prevailing at the time for corresponding transactions by similarly situated, unrelated third parties.

2024 PROXY STATEMENT	CME GROUP	115
Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY V32693-P02063 For Against Abstain For Against Abstain CME GROUP INC. Seventeen will be elected to the Board of Directors 1a. Terrence A. Duffy 1. Election of Equity Directors 1j. Daniel G. Kaye 1f. Harold Ford Jr. 1c. Timothy S. Bitsberger 1k. Phyllis M. Lockett 1h. Larry G. Gerdes 1b. Kathryn Benesh 1g. Martin J. Gepsman 1d. Charles P. Carey 1e. Bryan T. Durkin 1i. Daniel R. Glickman The Board of Directors recommends votes "FOR" Proposals 1, 2 and 3. 2. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2024. 3. Advisory vote on the compensation of our named executive officers. 1o. William R. Shepard 1m. Terry L. Savage 1p. Howard J. Siegel 1l. Deborah J. Lucas 1n. Rahael Seifu 1q. Dennis A. Suskind ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! ! ! ! !! ! !! ! !! ! !! ! !! VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10:59 P.M., Central Time, on Wednesday, May 8, 2024. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any telephone to transmit your voting instructions up until 10:59 P.M., Central Time, on Wednesday, May 8, 2024. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. SHAREHOLDER MEETING REGISTRATION: To vote and/or attend the meeting, go to the "Attend the Meeting" link at www.proxyvote.com. SCAN TO VIEW MATERIALS & VOTEw

V32694-P02063 If you plan to attend the meeting on Thursday, May 9, 2024, you should register in advance. Please go to the "Attend the Meeting" link at www.proxyvote.com and follow the instructions provided. You will need the 16 digit number located on the other side of this card. Please print your registration confirmation and bring it with you to the meeting along with valid picture identification. Please note that seating is limited and admission will be accepted on a first-come basis. On the day of the meeting, each shareholder will be required to present valid photo identification such as a driver's license or passport with their registration confirmation. Seating will begin at 9:00 a.m. and the meeting will begin at 10:00 a.m. The use of cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting. You will be required to enter through a security checkpoint before being granted access to the meeting. YOUR VOTE IS IMPORTANT! Please take a moment to vote your shares of Class A common stock of CME Group Inc. for the upcoming Annual Meeting of Shareholders. PLEASE REVIEW THE PROXY STATEMENT AND SEE REVERSE SIDE FOR WAYS TO VOTE. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. This Proxy is being solicited by the Board of Directors of CME Group Inc. ("CME Group") for the Annual Meeting of Shareholders on Thursday, May 9, 2024. The undersigned hereby appoint(s) Terrence A. Duffy and Margaret A. Wright with full power to act alone and with full power of substitution, as proxies to attend the Annual Meeting of Shareholders of CME Group Inc. to be held on Thursday, May 9, 2024 at 10:00 a.m. Central Time, in the Auditorium at CME Group's headquarters at 20 South Wacker Drive, Chicago, IL, and any adjournment or postponement thereof, and to vote all shares of Class A common stock of CME Group, held of record by such shareholder(s) as of the close of business on March 11, 2024, upon the proposals as designated on the reverse side. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTION IS GIVEN, YOUR PROXIES WILL HAVE THE AUTHORITY TO VOTE "FOR" PROPOSALS 1, 2 AND 3 AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged. If you wish to vote in accordance with the recommendations of the company, please sign the reverse side; no boxes need to be checked.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY V32695-P02063 For Against Abstain For Against Abstain 20 S. WACKER DRIVE CHICAGO, IL 60606 CME GROUP INC. The Board of Directors recommends votes "FOR" Proposals 1, 2 and 3. Seventeen will be elected to the Board of Directors 1. Election of Equity Directors 1a. Terrence A. Duffy 1j. Daniel G. Kaye 1f. Harold Ford Jr. 1c. Timothy S. Bitsberger 1k. Phyllis M. Lockett 1h. Larry G. Gerdes 1b. Kathryn Benesh 1g. Martin J. Gepsman 1d. Charles P. Carey 1e. Bryan T. Durkin 1l. Deborah J. Lucas 1i. Daniel R. Glickman 1n. Rahael Seifu 1m. Terry L. Savage 1o. William R. Shepard 1p. Howard J. Siegel 1q. Dennis A. Suskind 3. Advisory vote on the compensation of our named executive officers. 2. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2024. 4a. William W. Hobert (WH) 4b. Patrick J. Mulchrone (PJM) 4c. Robert J. Tierney Jr. (RJT) 4. Election of Three Class B-1 Directors The Nominating and Governance Committee recommends a vote “FOR” all of the Class B-1 director nominees. ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10:59 P.M., Central Time, on Wednesday, May 8, 2024. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any telephone to transmit your voting instructions up until 10:59 P.M., Central Time, on Wednesday, May 8, 2024. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. SHAREHOLDER MEETING REGISTRATION: To vote and/or attend the meeting, go to the "Attend the Meeting" link at www.proxyvote.com. SCAN TO VIEW MATERIALS & VOTEw

V32696-P02063 If you plan to attend the meeting on Thursday, May 9, 2024, you should register in advance. Please go to the "Attend the Meeting" link at www.proxyvote.com and follow the instructions provided. You will need the 16 digit number located on the other side of this card. Please print your registration confirmation and bring it with you to the meeting along with valid picture identification. Please note that seating is limited and admission will be accepted on a first-come basis. On the day of the meeting, each shareholder will be required to present valid photo identification such as a driver's license or passport with their registration confirmation. Seating will begin at 9:00 a.m. and the meeting will begin at 10:00 a.m. The use of cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting. You will be required to enter through a security checkpoint before being granted access to the meeting. YOUR VOTE IS IMPORTANT! Please take a moment to vote your shares of Class B-1 common stock of CME Group Inc. for the upcoming Annual Meeting of Shareholders. PLEASE REVIEW THE PROXY STATEMENT AND SEE REVERSE SIDE FOR WAYS TO VOTE. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. This Proxy is being solicited by the Board of Directors of CME Group Inc. ("CME Group") for the Annual Meeting of Shareholders on Thursday, May 9, 2024. The undersigned hereby appoint(s) Terrence A. Duffy and Margaret A. Wright with full power to act alone and with full power of substitution, as proxies to attend the Annual Meeting of Shareholders of CME Group Inc. to be held on Thursday, May 9, 2024 at 10:00 a.m. Central Time, in the Auditorium at CME Group's headquarters at 20 South Wacker Drive, Chicago, IL, and any adjournment or postponement thereof, and to vote all shares of Class B-1 common stock of CME Group, held of record by such shareholder(s) as of the close of business on March 11, 2024, upon the proposals as designated on the reverse side. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTION IS GIVEN, YOUR PROXIES WILL HAVE THE AUTHORITY TO VOTE "FOR" PROPOSALS 1, 2, 3 AND 4 AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged. If you wish to vote in accordance with the recommendations of the company, please sign the reverse side; no boxes need to be checked.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY V32697-P02063 ! !! ! !! For Against Abstain CME GROUP INC. The Board of Directors recommends votes "FOR" Proposals 1, 2 and 3. Seventeen will be elected to the Board of Directors 1. Election of Equity Directors 1a. Terrence A. Duffy 1j. Daniel G. Kaye 1f. Harold Ford Jr. 1c. Timothy S. Bitsberger 1k. Phyllis M. Lockett 1h. Larry G. Gerdes 1b. Kathryn Benesh 1g. Martin J. Gepsman 1d. Charles P. Carey 1e. Bryan T. Durkin 1l. Deborah J. Lucas 1i. Daniel R. Glickman 1n. Rahael Seifu 1m. Terry L. Savage 1o. William R. Shepard 1p. Howard J. Siegel 1q. Dennis A. Suskind 3. Advisory vote on the compensation of our named executive officers. 2. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2024. ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! For Against Abstain 4a. Michael G. Dennis (MKI) 4b. Patrick W. Maloney (PAT) 4. Election of Two Class B-2 Directors The Nominating and Governance Committee recommends a vote “FOR” all of the Class B-2 director nominees. VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10:59 P.M., Central Time, on Wednesday, May 8, 2024. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any telephone to transmit your voting instructions up until 10:59 P.M., Central Time, on Wednesday, May 8, 2024. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. SHAREHOLDER MEETING REGISTRATION: To vote and/or attend the meeting, go to the "Attend the Meeting" link at www.proxyvote.com. SCAN TO VIEW MATERIALS & VOTEw

V32698-P02063 This Proxy is being solicited by the Board of Directors of CME Group Inc. ("CME Group") for the Annual Meeting of Shareholders on Thursday, May 9, 2024. The undersigned hereby appoint(s) Terrence A. Duffy and Margaret A. Wright with full power to act alone and with full power of substitution, as proxies to attend the Annual Meeting of Shareholders of CME Group Inc. to be held on Thursday, May 9, 2024 at 10:00 a.m. Central Time, in the Auditorium at CME Group's headquarters at 20 South Wacker Drive, Chicago, IL, and any adjournment or postponement thereof, and to vote all shares of Class B-2 common stock of CME Group, held of record by such shareholder(s) as of the close of business on March 11, 2024, upon the proposals as designated on the reverse side. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTION IS GIVEN, YOUR PROXIES WILL HAVE THE AUTHORITY TO VOTE "FOR" PROPOSALS 1, 2, 3 AND 4 AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged. If you wish to vote in accordance with the recommendations of the company, please sign the reverse side; no boxes need to be checked. If you plan to attend the meeting on Thursday, May 9, 2024, you should register in advance. Please go to the "Attend the Meeting" link at www.proxyvote.com and follow the instructions provided. You will need the 16 digit number located on the other side of this card. Please print your registration confirmation and bring it with you to the meeting along with valid picture identification. Please note that seating is limited and admission will be accepted on a first-come basis. On the day of the meeting, each shareholder will be required to present valid photo identification such as a driver's license or passport with their registration confirmation. Seating will begin at 9:00 a.m. and the meeting will begin at 10:00 a.m. The use of cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting. You will be required to enter through a security checkpoint before being granted access to the meeting. YOUR VOTE IS IMPORTANT! Please take a moment to vote your shares of Class B-2 common stock of CME Group Inc. for the upcoming Annual Meeting of Shareholders. PLEASE REVIEW THE PROXY STATEMENT AND SEE REVERSE SIDE FOR WAYS TO VOTE. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY V32699-P02063 For Against Abstain For Against Abstain CME GROUP INC. The Board of Directors recommends votes "FOR" Proposals 1, 2 and 3. Seventeen will be elected to the Board of Directors 1. Election of Equity Directors 1a. Terrence A. Duffy 1j. Daniel G. Kaye 1f. Harold Ford Jr. 1c. Timothy S. Bitsberger 1k. Phyllis M. Lockett 1h. Larry G. Gerdes 1b. Kathryn Benesh 1g. Martin J. Gepsman 1d. Charles P. Carey 1e. Bryan T. Durkin 1l. Deborah J. Lucas 1i. Daniel R. Glickman 1n. Rahael Seifu 1m. Terry L. Savage 1o. William R. Shepard 1p. Howard J. Siegel 1q. Dennis A. Suskind 3. Advisory vote on the compensation of our named executive officers. 2. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2024. 4a. Elizabeth A. Cook (LZY) 4. Election of One Class B-3 Director The Nominating and Governance Committee recommends a vote “FOR” the one Class B-3 director nominee. ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10:59 P.M., Central Time, on Wednesday, May 8, 2024. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any telephone to transmit your voting instructions up until 10:59 P.M., Central Time, on Wednesday, May 8, 2024. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. SHAREHOLDER MEETING REGISTRATION: To vote and/or attend the meeting, go to the "Attend the Meeting" link at www.proxyvote.com. SCAN TO VIEW MATERIALS & VOTEw

V32700-P02063 This Proxy is being solicited by the Board of Directors of CME Group Inc. ("CME Group") for the Annual Meeting of Shareholders on Thursday, May 9, 2024. The undersigned hereby appoint(s) Terrence A. Duffy and Margaret A. Wright with full power to act alone and with full power of substitution, as proxies to attend the Annual Meeting of Shareholders of CME Group Inc. to be held on Thursday, May 9, 2024 at 10:00 a.m. Central Time, in the Auditorium at CME Group's headquarters at 20 South Wacker Drive, Chicago, IL, and any adjournment or postponement thereof, and to vote all shares of Class B-3 common stock of CME Group, held of record by such shareholder(s) as of the close of business on March 11, 2024, upon the proposals as designated on the reverse side. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTION IS GIVEN, YOUR PROXIES WILL HAVE THE AUTHORITY TO VOTE "FOR" PROPOSALS 1, 2, 3 AND 4 AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged. If you wish to vote in accordance with the recommendations of the company, please sign the reverse side; no boxes need to be checked. If you plan to attend the meeting on Thursday, May 9, 2024, you should register in advance. Please go to the "Attend the Meeting" link at www.proxyvote.com and follow the instructions provided. You will need the 16 digit number located on the other side of this card. Please print your registration confirmation and bring it with you to the meeting along with valid picture identification. Please note that seating is limited and admission will be accepted on a first-come basis. On the day of the meeting, each shareholder will be required to present valid photo identification such as a driver's license or passport with their registration confirmation. Seating will begin at 9:00 a.m. and the meeting will begin at 10:00 a.m. The use of cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting. You will be required to enter through a security checkpoint before being granted access to the meeting. YOUR VOTE IS IMPORTANT! Please take a moment to vote your shares of Class B-3 common stock of CME Group Inc. for the upcoming Annual Meeting of Shareholders. PLEASE REVIEW THE PROXY STATEMENT AND SEE REVERSE SIDE FOR WAYS TO VOTE. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY V32701-P02063 For Against Abstain For Against Abstain CME GROUP INC. Seventeen will be elected to the Board of Directors 1a. Terrence A. Duffy 1. Election of Equity Directors 1j. Daniel G. Kaye 1f. Harold Ford Jr. 1c. Timothy S. Bitsberger 1k. Phyllis M. Lockett 1h. Larry G. Gerdes 1b. Kathryn Benesh 1g. Martin J. Gepsman 1d. Charles P. Carey 1e. Bryan T. Durkin 1i. Daniel R. Glickman The Board of Directors recommends votes "FOR" Proposals 1, 2 and 3. 2. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2024. 3. Advisory vote on the compensation of our named executive officers. 1o. William R. Shepard 1m. Terry L. Savage 1p. Howard J. Siegel 1l. Deborah J. Lucas 1n. Rahael Seifu 1q. Dennis A. Suskind ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! ! ! ! !! ! !! ! !! ! !! ! !! VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10:59 P.M., Central Time, on Wednesday, May 8, 2024. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any telephone to transmit your voting instructions up until 10:59 P.M., Central Time, on Wednesday, May 8, 2024. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. SHAREHOLDER MEETING REGISTRATION: To vote and/or attend the meeting, go to the "Attend the Meeting" link at www.proxyvote.com. SCAN TO VIEW MATERIALS & VOTEw

V32702-P02063 This Proxy is being solicited by the Board of Directors of CME Group Inc. ("CME Group") for the Annual Meeting of Shareholders on Thursday, May 9, 2024. The undersigned hereby appoint(s) Terrence A. Duffy and Margaret A. Wright with full power to act alone and with full power of substitution, as proxies to attend the Annual Meeting of Shareholders of CME Group Inc. to be held on Thursday, May 9, 2024 at 10:00 a.m. Central Time, in the Auditorium at CME Group's headquarters at 20 South Wacker Drive, Chicago, IL, and any adjournment or postponement thereof, and to vote all shares of Class B-4 common stock of CME Group, held of record by such shareholder(s) as of the close of business on March 11, 2024, upon the proposals as designated on the reverse side. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTION IS GIVEN, YOUR PROXIES WILL HAVE THE AUTHORITY TO VOTE "FOR" PROPOSALS 1, 2 AND 3 AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged. If you wish to vote in accordance with the recommendations of the company, please sign the reverse side; no boxes need to be checked. If you plan to attend the meeting on Thursday, May 9, 2024, you should register in advance. Please go to the "Attend the Meeting" link at www.proxyvote.com and follow the instructions provided. You will need the 16 digit number located on the other side of this card. Please print your registration confirmation and bring it with you to the meeting along with valid picture identification. Please note that seating is limited and admission will be accepted on a first-come basis. On the day of the meeting, each shareholder will be required to present valid photo identification such as a driver's license or passport with their registration confirmation. Seating will begin at 9:00 a.m. and the meeting will begin at 10:00 a.m. The use of cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting. You will be required to enter through a security checkpoint before being granted access to the meeting. YOUR VOTE IS IMPORTANT! Please take a moment to vote your shares of Class B-4 common stock of CME Group Inc. for the upcoming Annual Meeting of Shareholders. PLEASE REVIEW THE PROXY STATEMENT AND SEE REVERSE SIDE FOR WAYS TO VOTE. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.